As filed with the Securities and Exchange Commission on April 28, 2023

Registration Nos. 333-100287; 811-09507

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 56	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2023

Farmers® LifeAccumulator

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ISSUED THROUGH:

Farmers Variable Life Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes the Farmers® LifeAccumulator, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease, depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “variable account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference.

You should consider whether this Policy is suitable for you in light of your life insurance needs. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Portfolios Available Under the Policy	A-1
Appendix B—Guaranteed Maximum Cost of Insurance Rates	B-1

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accelerated Benefit for Terminal Illness Insured

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Primary Proposed Insured named on the application for life insurance under the policy. No other Insured covered under the Policy or its riders is included as an Accelerated Benefit for Terminal Illness Insured. Subject to this definition, the Accelerated Benefit for Terminal Illness Insured is sometimes referred to as the “Insured” in this rider.

Accumulation Unit

An accounting unit used to calculate variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The insured’s age on the issue date plus the number of years completed since the policy was issued.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the Policy Owner’s signed request while the insured is living.

Benefit Amount

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Accelerated Benefit for Terminal Illness amount payable under the rider, as specified in the Benefits section of this rider.

Benefit Percentage

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The Benefit Percentage is:

1.	The Benefit Amount before any adjustments and deductions, divided by
2.	The current death benefit provided by the Policy excluding any attached riders.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the Policy on each day that the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus the Surrender Charge that would be imposed if you surrendered your Policy.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. If no beneficiary survives the insured, we will pay the proceeds to the Policy Owner or the Policy Owner’s estate. Payment will be made in one sum unless a settlement option with a different method of payment is chosen.

Diagnosis

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). The definitive establishment, acceptable to us, of a Terminal Illness through the use of clinical and/or laboratory findings and subject to the terms and conditions of the rider. The Diagnosis must be made by a Physician as defined in the rider.

Family Member

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). Is defined as the Insured’s or Policy Owner’s spouse and anyone who is related to the Insured, Policy Owner, Insured’s spouse or Policy Owner’s spouse by the following degree of blood, marriage, adoption, or operation of law: parents, grandparents, brothers, sisters, children, grandchildren, aunts, uncles, nephews and nieces.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed in Appendix A of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, WA 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

A person’s age as of last birthday on the date the policy was issued.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. The loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Major Organs

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). Human bone marrow or an entire human heart, kidney, lung, pancreas or liver.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when Insured’s Attained Age is 120. The maturity date is shown on the Policy Specifications page.

Monthly Deduction

The amount deducted from the Contract Value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge, the monthly administration charge, and the underwriting and sales charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specifications page.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Physician

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). A licensed Doctor of Medicine (M.D.) or Doctor of Osteopathy (D.O.), practicing within the scope of his or her license issued by the jurisdiction in which such person’s services are rendered. Such jurisdiction must be within the United States of America or its territories.

The Physician may not be:

1.	The Insured;
2.	The Policy Owner;
3.	A Family Member;
4.	A person who practices in the same medical group as the Insured, Policy Owner, or a Family Member;
5.	A business partner of the Insured, Policy Owner, or a Family Member;
6.	A person living at the same address as the Insured, Policy Owner, or a Family Member.

Physician’s Statement.

*(As the term is used in the Accelerated Benefit Rider for Terminal Illness). A clear written statement, signed by a Physician, that gives the Diagnosis of the Insured’s Terminal Illness as defined in the rider, together with complete information that clearly supports that Diagnosis.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual. The premium class on the issue date is shown on the Policy Specifications page.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. The Policy Owner may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the Policy Owner.

Surrender Charge

The sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the Issue Date (or date of Principal Sum increase), or until the Maturity Date, if earlier.

Surrender Value

The surrender value of the policy on any date is the cash value; minus any outstanding policy loan plus due but unpaid loan interest to the date of computation.

Tax Code

The Internal Revenue Code of 1986, as amended.

Terminal Illness

(as the term is used in the Accelerated Benefit Rider for Terminal Illness). A medical condition that with reasonable medical certainty will result in the Insured’s death within 12 months from the date of the Physician’s Statement, regardless of any medical treatment the Insured receives, or a condition that requires a Major Organ transplant to prevent the Insured’s death within the next 12 months.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated Fund.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Key Information

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawal

There are surrender charges assessed if your Policy is surrendered during the first 5 Policy years, or within 5 years following any increase in Principal Sum. The charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of Principal Sum increase), or until the Maturity Date, if earlier. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $51.68 per $1000 of Principal Sum. For example, if the Principal Sum is $100,000, the highest possible surrender charge would be $5,168.

See “Charges and Deductions – Surrender Charge.”

Transaction Changes

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

•  A premium charge will be deducted upon the payment of each premium.

•  A partial withdrawal charge will be deducted upon any partial withdrawal.

•  A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

•  A fee may be charged upon request for an additional annual report.

See “Charges and Deductions.”

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions.”

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)*	0.41%	1.09%
	*As a percentage of Portfolio net assets. See “Appendix A: Portfolios Available Under the Policy.”

RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Policy Risks.”

Not a Short-Term Investment

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Policy Risks – Effects of Surrender Charges.”

Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Policy Risks – Risk of Poor Investment Performance.”

Insurance Company Risks

Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained at www.ambest.com.

See “Farmers New World Life Insurance Company and the Fixed Account – Farmers New World Life Insurance Company.”

Contract Lapse

The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified premium.

See “Policy Lapse and Reinstatement .”

RESTRICTIONS
Investments

There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account) These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers.”

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios.”

Optional Benefits

There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy.”

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your Policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Contract in which case to the extent there are earnings in the Policy, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums is includible in your income. The taxable portion of distributions also is subject to tax penalties under some circumstances.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

The Policy is currently not being issued, however, some investment professionals may receive compensation in connection with additional Premiums in an outstanding Policy, including by means of commissions, and may have a financial incentive to recommend such additional premiums over another investment.

See “Additional Information.”

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free “Section 1035” Exchanges.”

Overview of the Contract

Purpose

The purpose of the Policy is to provide lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values.

Premiums

You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time.

You may allocate premiums to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in “Appendix A: Portfolios Available Under the Policy.” Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. You may also allocate premiums to the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so.

Policy Features

Death Benefit

As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary on receipt of due proof of death. You may choose one of two death benefit options under the Policy.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:

☐	the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or

☐	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:

☐	the Principal Sum on the date of the Insured’s death; or

☐	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

Surrender

At any time while the Policy is in force, you may fully Surrender your Policy and receive the Cash Surrender Value. After the first Policy year, you may withdraw part of the Cash Surrender Value, subject to certain restrictions. Surrenders may have tax consequences. See “Surrenders and Withdrawals.”

Loans

You may take a loan against the Policy by submitting a signed request to the Service Center. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other Policy proceeds. If your Policy is a Modified Endowment Contract, there may be additional tax implications.

Supplemental Benefits (Riders)

The Policy offers the following riders that provide supplemental benefits under the Policy.

•	Accelerated Benefit Rider for Terminal Illness

•	Monthly Disability Benefit Rider (no longer available and may not be added to a policy)

Fee Table

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Sales Expense	Upon payment of each premium	2%	2%
Premium Taxes	Upon payment of each premium	2.25%	2.25%
Maximum Deferred Sales Charge (Load)[1] (Per $1,000 of Principal Sum)	Upon full Surrender of the Policy during first 5 Policy years, or within 5 years following any increase in Principal Sum	Sum of all underwriting and sales charges remaining on the Policy	Sum of all underwriting and sales charges remaining on the Policy

◆ Minimum Charge[2]		$11.52	$11.52

◆ Maximum charge[3]		$51.68	$51.68

◆ Charge for a policy issued at age 35, during the 3rd month after issue		$15.96	$15.96
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free; $25 for each subsequent transfer	First 12 transfers in a Policy year are free; $25 for each subsequent transfer

[1]

The Surrender Charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of Principal Sum increase), or until the Maturity Date, if earlier. The Surrender Charge is based upon the Issue Age of the Insured (or the Attained Age at time of Principal Sum increase). The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more information about the Surrender Charges that apply to you by referring to the table of Underwriting and Sales Charges in this prospectus or by contacting your agent.

[2]	This minimum charge is based on an Insured age 21 at issue, during the 12th month after the Policy is issued.
[3]	This maximum charge is based on an Insured for a Policy that is issued at any age, with an increase in Principal Sum at Attained Age 65, during the 1st month after this increase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio Company fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Cost of Insurance for the Base Policy[4] (No Special Premium Class Charge or Extra Ratings)[5]	Monthly on the Issue Date and on each Monthly Due Date	Per $1,000 of Risk Insurance Amount[8] each month	Per $1,000 of Risk Insurance Amount each month

◆ Minimum Charge[6]		$0.09 per $1,000	$0.03 per $1,000

◆ Maximum Charge[7]		$83.33 per $1,000	$66.67 per $1,000

◆ Charge for a male Insured, Issue Age 35, in the preferred nonsmoker Premium Class, with a Principal Sum greater than or equal to $100,000 in Policy year 5		$0.25 per $1,000	$0.08 per $1,000
Monthly Special Premium Class Charge[9]	Monthly on the Issue Date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

◆ Minimum Charge		1	1

◆ Maximum Charge		5	5

[4]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount, the number of months since the Issue Date and the amount of Principal Sum. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Principal Sum of less than $100,000. If you reduce your Principal Sum below $100,000 at any time, then the higher rates will apply. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance

[5]	Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standard.
[6]	This minimum charge is based on an Insured with the following characteristics: female preferred nonsmoker, Principal Sum greater than $100,000, Issue Age 21, during the first Policy year.
[7]

This maximum charge is based on any Insured at Attained Age 99 in any underwriting class who does not have a special Premium Class rating. This maximum charge will be higher for a Policy with a special Premium Class rating or flat extra monthly charge.

[8]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus the monthly administrative charge, the monthly underwriting and sales charge, and any charges for riders.

[9]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charges you may pay. If the monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specification page. You can obtain more information about this charge by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[10]	Monthly on the Issue Date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

◆ Minimum Charge		$0	$0

◆ Maximum Charge		$1,000	$25.00

◆ Charge for an Insured in a standard Premium Class		$0	$0
Monthly Underwriting and Sales Charge[11]	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Principal Sum	Per $1,000 of original Principal Sum (or any Principal Sum increase) each month	Per $1,000 of original Principal Sum (or any Principal Sum increase) each month

◆ Minimum Charge[12]		$0.24	$0.24

◆ Maximum Charge[13]		$0.88	$0.88

◆ Charge for a policy issued at age 35, during the first year		$0.28	$0.28
Mortality and Expense Risk Charge	Daily	0.70% (on an annual basis) of daily net assets in the Subaccounts during the first ten policy years, 0.30% during years 11 through 20 and 0.25% after year 20.	0.70% (on an annual basis) of daily net assets in the Subaccounts during the first ten policy years, 0.30% during years 11 through 20 and 0.25% after year 20.
Administrative Charge	Monthly on the Issue Date and on each Monthly Due Date	$10.00 per month	$7.00 per month
Loan Interest Spread	At the end of each Policy year	0.25% annually of amount in loan account	0.25% annually of amount in loan account

[10]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of the charges you will pay. You can obtain more information about the charge by contacting your agent.

[11]

The monthly underwriting and sales charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Principal Sum. The charge is set based on the Insured’s age at issue or when the Principal Sum is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[12]	This minimum charge is based on an Insured that is 21 at issue, assuming no subsequent increases in Principal Sum.
[13]	This maximum charge is based on an Insured at any Issue Age, when the Principal Sum is increased at Attained Age 65.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Optional Benefit Charges:
Accelerated Death Benefit Rider for Terminal Illness[14]	When a benefit is paid under this rider	$250 plus the Actuarial Discount	$150 plus the Actuarial Discount
Monthly Disability Benefit Rider[15]	Monthly on Issue Date and on each Monthly Due Date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

◆ Minimum Charge[16]		$6	$4

◆ Maximum Charge[17]		$40	$30

◆ Charge at the Insured’s Attained Age 40		$7	$4.50

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.41%	1.09%

[14]

The administrative charge for this rider varies by state. It is guaranteed not to exceed $250 or the maximum allowed by state regulation. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

[15]

The Monthly Disability Benefit Rider charge depends on the Insured’s Attained Age and generally increases as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the Monthly Disability Benefit rider was no longer available and cannot be added to a Policy; Monthly Disability Benefit riders that were in force as of August 7, 2015 were not affected. You can obtain more information about these rider charges by contacting your agent.

[16]	This charge is for an Insured at Attained Age 21.
[17]

This charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Principal Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risk of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force because poor investment performance and/or partial surrenders could result in a lapse of a Policy. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total premiums paid (minus withdrawals, but not including Surrender Charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total premiums paid (minus withdrawals, but not including Surrender Charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis particularly if the full amount of premiums permitted under the Policy is paid.

Depending on the total amount of premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. We also charge interest on amounts in the loan account at a rate of 2.75% compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a tax advisor about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender Charges under this Policy are significant during the first five Policy years and during the five years after any elected increase in Principal Sum. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios, if they are available, for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Business Continuity Risk.

Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes, although we do have plans in place to mitigate the interruption.

Cyber-Security Risk.

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. We devote significant resources to continually driving down our cyber risk and protecting our systems and data from the rapidly evolving threat landscape all companies face today.

Nonetheless, there can be no absolute assurance that we or the underlying Portfolios or our service providers will avoid losses due to cyber-attacks or information security breaches.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The variable account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the variable account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the variable account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment advisor registered with the SEC under the Investment Advisors Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisors that manage retail mutual funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio is not Insured or guaranteed by the U.S. Government and there can be no assurance that a Subaccount will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on a Subaccount may become extremely low and possibly negative.

Information regarding each Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A: Portfolios Available Under the Policy.”

Please read the attached prospectuses and/or summary prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or sub-advisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”), may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS, the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. The maximum percentage is currently 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
Fidelity®	0.25%	Janus	0.25%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $100,000, and $50,000 for all others. The maximum Issue Age for Insureds is age 75. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on the Policy’s specifications page.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

State Variations

This prospectus provides you with important information about the Farmers® LifeAccumulator. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner

•  You may change the Owner by providing a written request to us at any time while the Insured is alive.

•  The change takes effect on the date that the written request is signed.

•  We are not liable for any actions we may have taken before we received the written request.

•  Changing the Owner does not automatically change the Beneficiary.

Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary

•  If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.

•  If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.

•  If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•  You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

•  You can change the Beneficiary by providing us with a written request while the Insured is living.

•  The change in Beneficiary is effective as of the date you sign the written request.

•  We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy

•  You may assign Policy rights while the Insured is alive.

•  The Owner retains any Ownership rights that are not assigned.

•  The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•  Claims under any assignment are subject to proof of interest and the extent of the assignment.

•  We are not:

•  bound by any assignment unless we receive a written notice of the assignment.

•  responsible for the validity of any assignment.

•  liable for any payment we made before we received written notice of the assignment.

Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 120);

•	the date the Insured dies;

•	the end of the grace period without a sufficient payment; or

•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 95.75%) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned Premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Policy Risks,” “Risk of Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 120), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the minimum premium. Paying the minimum premiums will not necessarily keep your Policy in force. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;

•	you change the death benefit option;

•	you change or add a rider;

•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or

•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender Charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less and if the total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period.

During the grace period, you must make a payment large enough to keep the Policy in force. The Cumulative Minimum Premiums are the sum of all past monthly-mode minimum premiums since the Issue Date.

But if the total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value, minus any outstanding Loan Amount (and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the variable account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the Issue Date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center.

We also allocate any premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s Right to Examine Period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•  varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the initial units purchased at the unit value on the Issue Date; plus
• units purchased with additional premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any processing fees; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•  the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation, and any processing fee; minus

•  the amount of any partial withdrawals and any processing fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting premiums, maintaining records, processing claims, affecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 95.75% to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 4.25% of each premium that we retain is the sum of 2%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state, and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	Extra charges for a special Premium Class, if any; plus
•	The monthly underwriting and sales charge; plus
•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $7. We may increase or decrease this charge but it is guaranteed never to be higher than $10.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g. the Principal Sum, the Contract Value, the Death Benefit Option, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the Issue Date, among other factors) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	The monthly underwriting and sales charge; plus
5.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month, depending on investment experience of the Portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates vary by the Insureds Attained Age, sex, Premium Class, the number of months since the Issue Date, and the amount of the Principal Sum, among other factors. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Principal Sum less than $100,000. If you reduce your Principal Sum below $100,000 at any time, these higher rates will apply.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This compensates us for additional costs we anticipate from policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Monthly Underwriting and Sales Charge. We deduct this charge each month during the first 60 months after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 60 months each time you choose to increase the Principal Sum after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Principal Sum. The charge is calculated by multiplying the rate for this charge by the amount of Principal Sum issued or by the amount by which the Principal Sum is increased above the Principal Sum immediately prior to the current increase. The underwriting and sales charge is not imposed on any increases in Principal Sum that are due to a change in death benefit option. The underwriting and sales charge will not be reduced as a result of a reduction in the Principal Sum.

The amount of the monthly underwriting and sales charge is computed on the Issue Date, as follows:

1.	Find the appropriate annualized underwriting and sales charge per $1,000 for the Insured’s Issue Age in the following table; then
2.	Multiply this charge per $1,000 by the original Principal Sum; then
3.	Divide the result by 1,000; and then
4.	Divide the result by 12.

Underwriting and Sales Charge per $1,000 of Principal Sum

Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000	Issue Age, or Attained Age at Which Principal Sum is Increased	Annualized Charge per $1,000

21	2.88	31	2.98	41	5.02	51	7.17

22	2.88	32	3.07	42	5.11	52	7.40

23	2.88	33	3.17	43	5.21	53	7.64

24	2.88	34	3.26	44	5.30	54	7.89

25	2.88	35	3.36	45	5.40	55	8.16

26	2.88	36	3.67	46	5.83	56	8.45

27	2.88	37	3.98	47	6.26	57	8.75

28	2.88	38	4.30	48	6.55	58	9.08

29	2.88	39	4.61	49	6.75	59	9.43

30	2.88	40	4.92	50	6.69	60	9.80

61							10.20

						62 and older	10.51

If you choose to increase the Principal Sum after the Issue Date, we will assess an additional underwriting and sales charge for 60 months after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Principal Sum, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

Optional Monthly Disability Rider Charge (not available effective August 7, 2015). The Monthly Deduction includes charges for the Monthly Disability Benefit Rider, which is one of the optional insurance benefits you may add to your Policy by rider. Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and cannot be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected. The Monthly Disability Benefit Rider charge is summarized in the Fee Table in this prospectus. Any Monthly Disability Benefit Rider charges applicable to your Policy will be indicated in the rider you receive. The following is a description of the Monthly Disability Benefit Rider:

•

Monthly Disability Benefit Rider. This benefit adds a monthly benefit to the Fixed Account if we receive due proof that the Insured is totally disabled as defined in the rider. We pay the monthly benefit during the Insured’s continued disability, but not beyond the Insured’s Attained Age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the Percent of Premium Factor that is shown on the policy specifications page. Disability must start before the Insured’s Attained Age 60. The charge for this rider will be added to the Monthly Deduction for the Policy.

The monthly charge for this rider is the sum of:

1.	the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the Insured’s Attained Age; plus
2.	the extra monthly charge for a special Premium Class for this rider, if any.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate of 0.70% during the first 10 Policy years, 0.30% during Policy years 11 through 20, and 0.25% thereafter.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first five Policy years or within five years after any increase in Principal Sum, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value less any Surrender Charge and any outstanding Loan Amount and any interest you owe. The payment you receive is called the Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender Charges might result in no Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay premiums equal to or not much higher than the minimum Premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the Issue Date (or date of Principal Sum increase), or until the Maturity Date, if earlier.

An example of calculating the Surrender Charge follows:

This example is for a policy that is in its 39th month. The Principal Sum is $200,000 and the Issue Age is 35.

The monthly underwriting and sales charge for this policy is (3.36)(200,000/1,000)/12 = $56.00. The number of such charges that remain on the policy is 60-39 = 21. Therefore, the Surrender Charge is (21)(56.00) = $1,176.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

We will charge interest on amounts in the loan account at a rate of 2.75% compounded annually. This rate is guaranteed. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Optional Accelerated Benefit Rider for Terminal Illness Charge

We deduct a one-time charge for the Accelerated Benefit Rider for Terminal Illness, which is one of the optional insurance benefits you may add to your Policy by rider. The charge we assess for the Accelerated Benefit Rider for Terminal Illness is summarized in the “Fee Table” in this prospectus. There is no charge for this rider prior to the time the accelerated benefits are paid. At that time, we will assess an administrative charge not to exceed $250 (currently $150) that will be deducted from the benefit amount that you are paid. The benefit is also reduced by an actuarial discount appropriate to the Policy to which the rider is attached to compensate us for expected lost income due to the early payment of the death benefit. The actuarial discount charge may be significant. The administrative charge for the rider varies by state. The Accelerated Benefit Rider for Terminal Illness charges applicable to your Policy will be indicated in the rider you receive.

This benefit allows accelerated payment of up to 50% of the death benefit (unless a smaller amount is allowed by state law) while the Insured is still alive, provided that the Insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law), or 24 months in certain circumstances. The maximum benefit available is the lesser of 50% of the death benefit (smaller percentage in some states) or $150,000. Exercise of this rider may reduce other benefits under the Policy under a formula set forth in the rider.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2022, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.41% to 1.09% of average daily Portfolio assets. See the prospectuses, if available, for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. We will pay the Death Benefit Proceeds into an interest paying checking account or under a payment option. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value.

The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or • the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 to 99	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

You may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

After any reduction in Principal Sum or change in death benefit option, the underwriting and sales charge and the Surrender Charge for the Policy will continue to be based on the same Principal Sum amount on which it was based immediately before the change and on any subsequent requested increase in Principal Sum.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. You may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change.

Changing the Principal Sum could affect the subsequent level of death benefit and Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax advisor before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.
•	You can increase the Principal Sum at any time before the Insured’s Attained Age 75. Increases during the first Policy year are permitted.
•

The minimum increase is $25,000 during the first two years after the Issue Date. The minimum increase after the second year is $100,000 if the Premium Class shown on the Specifications Page of your Policy is preferred non-nicotine use, or $50,000 otherwise.

•

An additional underwriting and sales charge will be imposed each month during the 60 months following each increase in Principal Sum. We assess this charge on the amount of the increase in Principal Sum. See the “Underwriting and Sales Charge” section of this prospectus for an explanation of how this charge is calculated.

•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	A reduction in Principal Sum will not reduce any underwriting and sales charges or Surrender Charges on the Policy.
•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial withdrawal in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become a Modified Endowment Contract under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.
•

Decreasing the Principal Sum may increase the rates we charge you for the cost of insurance. We currently charge significantly higher rates if the Principal Sum is below $100,000 than if it is at least $100,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

Except where otherwise noted, the following supplemental benefits (riders) are available and may be added to a Policy. We assess a charge for each benefit. See the “Fee Table” and “Charges and Deductions” for more information on the charges assessed for each rider. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

•	Accelerated Benefit Rider for Terminal Illness (not yet available in all states)
•

Monthly Disability Benefit Rider (effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected)

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Other Benefits Available Under the Policy

In addition to the standard death benefit associated with your contract, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the Fee Table.

Optional Benefits with No Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accelerated Benefit Rider for Terminal Illness	Access up to 50% of the Death Benefit (subject to a $150,000 maximum) under the Policy if the Insured is diagnosed with a terminal illness as defined in the Policy.

•  The Policy’s expiration/maturity date must be more than 2 years from the request of the benefit under this rider.

•  Consent from irrevocable beneficiaries and permitted assignees, if any, needed.

•  No benefit if the Policy Owner is a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.

•  No benefit if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.

Optional Benefits with Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Monthly Disability Benefit Rider	Payment of a Monthly Disability Benefit if the insured is totally Disabled.

•  Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected.

•  Exclusions from Coverage – Disability resulting from:

¡   Intentional self-inflicted injury; or

¡  War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country.

Accelerated Benefit Rider for Terminal Illness

We will pay the Policy Owner the Benefit Amount, subject to the terms and conditions of this rider, if the Insured is diagnosed by a Physician as having a Terminal Illness. The Benefit Amount is a part of the Policy’s death benefit paid while the Insured is living. If the Insured dies before payment is made then no Benefit Amount is payable.

The maximum portion of the death benefit available for acceleration is the lesser of: (1) $150,000; or (2) 50 percent of the death benefit available on the policy to which this rider is attached on the date the request for the Benefit Amount is received in our home office. If, however, at the time of request for the Benefit Amounts, the death benefit equals the surrender value, and the Insured’s death is anticipated within 24 months, any amount up to 100 percent of the death benefit is available for acceleration.

Non-accelerated benefits provided by riders attached to the policy are not included in the determination of the Benefit Amount.

The Benefit Amount is subject to the following adjustments and deductions:

1.	We will pay the present value of the amount available for acceleration under the Benefit Amount. This calculation will be based on the applicable actuarial discount appropriate to the Policy. The maximum interest rate used for the discount is the greater of:
a.	the current yield on 90 day US Treasury Bills; or
b.	the current maximum statutory adjustable policy loan interest rate.
2.	If, on the date we approve the request, there is an outstanding policy loan, the Benefit Amount will be reduced by the Benefit Percentage multiplied by the outstanding loan balance. This reduction repays a portion of the policy loan.
3.	If this rider is attached to a Universal Life Policy, we will reduce the Benefit Amount by any monthly deductions that are due and unpaid at the time we approved the request for payment of the Benefit Amount. Otherwise, we will reduce the Benefit Amount by any premiums which are due and unpaid at the time we approve the request.
4.	We may reduce the Benefit Amount by an administrative charge not to exceed $250.

Payment of the Benefit Amount is subject to the following conditions:

1.	The expiration or maturity date of the Policy must be more than 2 years from the date the Benefit Amount is requested. The Policy must not be in force as extended term or reduced paid-up insurance.
2.	The sum of Benefit Amounts on this and any other policies issued by us on the life of the Insured may not exceed $150,000. Only one Benefit Amount is allowed per Policy. These limitations will not apply to this Policy if the benefit is requested at a time when the death benefit proceeds that would be payable under the Policy in the event of the Insured’s death are the same as the proceeds that would be payable if the Policy was surrendered.
3.	We must receive proof of eligibility that is acceptable to us and will only pay the Benefit Amount during the Insured’s Lifetime.
4.	We must receive a consent form from all irrevocable beneficiaries and permitted assignees, if any. We also reserve the right to require a consent form from the Insured and the Policy Owner of this policy, their spouses, other beneficiaries, and any other person if, in our sole discretion, such person’s consent is necessary to protect our interests.
5.	This benefit is not meant to cause involuntary access to proceeds. Therefore, this benefit is not available if the Policy Owner is:
a.	required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or
b.	required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.
6.	Limitations—In addition to any other conditions, exclusions or limitations set forth in this rider, no benefit will be provided by this rider if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.

Written proof of the Insured’s Terminal Illness, in form and content acceptable to us, must be received by us at our home office before we will pay the Benefit Amount. This proof will include properly completed claim forms, a Physician’s Statement, and medical information acceptable to us supporting the Diagnosis including documentation supported by clinical, radiological, histological and laboratory evidence. We may require additional medical information from the Physician submitting the statement and from other Physicians, specialists, or institutions having knowledge of the Insured’s Terminal Illness.

At our expense, we reserve the right to have a Physician of our choosing examine the Insured prior to paying the Benefit Amount, and as often as we deem reasonably necessary to determine the validity of your claim. We reserve the right to rely on the Physician we choose for claim purposes.

The Benefit Amount will be paid to the Policy Owner. We may place benefits in an interest bearing account to which the Policy Owner will have full access, unless the Policy Owner directs otherwise.

After the Benefit Amount is paid, the policy will remain in force subject to the following adjustments:

1.	This rider will terminate.
2.	The death benefit or principal sum, contract value or cash value, accumulation account, excluding any riders other than the Critical Illness Accelerated Benefit Rider, if any, and any outstanding loans, as applicable, will be reduced by the Benefit Percentage. For Variable Policies, amounts in any subaccounts and the fixed account will be reduced by the same percentage.
3.	Cost of insurance charges and other monthly charges, if any, and any required premiums will be adjusted appropriately to reflect the current coverage.
4.	Any outstanding loan will be reduced by the amount of loan repayment as described in item 2 of the Adjustments and Deductions section of this rider.
5.	The benefits for any Accidental Death Benefit Rider and/or Children’s Term Insurance Rider will not be affected, provided these riders remain in effect according to the terms and conditions of any such riders.
6.	We will send the Policy Owner, any irrevocable beneficiary and any permitted assignee, a statement showing the effect of the payment of the Benefit Amount on the Policy.

There is no additional premium for this rider.

This rider ends on the earlier of the following:

1.	When we receive the Policy Owner’s written request to cancel this rider;
2.	When the policy to which this rider is attached ends for any reason;
3.	When the policy is in force as reduced paid-up or extended term insurance;
4.	When we pay the Benefit Amount provided by this rider; or
5.	When the Insured dies.

If you receive payment of accelerated benefits under this rider, you may lose your right to receive certain public funds, such as Medicare, Medicaid, Social Security, Supplemental Security, Supplemental Security Income (SSI) and possibly others. Also, receiving accelerated benefits under this rider may have tax consequences for you. We cannot give you advice about this. You may wish to obtain advice from a qualified tax advisor, accountant, or attorney before adding this benefit and before receiving accelerated benefits under this rider. Benefits paid under this rider will reduce benefits payable under the Policy.

This rider does not increase or decrease any Guaranteed Values of the Policy.

This rider does not increase or decrease any Guaranteed Values of the Policy.

Example

John Doe is 49 years old, lives in Texas, and meets the medical condition requirements for the Accelerated Benefit Rider for Terminal Illness. His increasing death benefit option policy has a face amount of $325,000, and a current account value of $123,000 on the date the request for accelerated benefit is received. He has a $50,000 loan balance on the policy, and no other policies with Farmers.

The maximum death benefit available for acceleration is $150,000.

= min(150000, 50% × Death Benefit Available)

= min(150000, 50% × (325000 + 123000 – 50000))

= min(150000, 199000)

= 150000

The interest rate used for the actuarial discount of the benefit is 2.96%.

= max(Current Yield on 90 day US Treasury Bills, Current Max Stat Adjustable Policy Loan Interest Rate)

= max(0.12%, 2.96%)

= 2.96%

The benefit amount will be reduced by $18,844.22 due to the policy loan balance.

=	Maximum Benefit Available	× Outstanding Loan Balance
Current Death Benefit

=	150000	× 50000
(325000 + 123000 – 50000)

= 18844.22

For this example, there are no monthly deduction that are due and unpaid, and no premiums which are due and unpaid.

The benefit will be reduced by an additional $150, because John Doe lives in Texas.

The final benefit amount received will be $126,693.42

=	Max Benefit	– Reduction for Loan – Administrative Charge
(1 + Interest Rate for Discounting)

=	150000	– 18844.22 – 150
1 + 2.96%

= 126693.42

Monthly Disability Benefit Rider

This rider provides for the addition of a monthly benefit to the Fixed Account Value of the policy on each Monthly Due Date during the Insured’s continued disability as defined below, but not beyond the Insured’s Attained Age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the percent of premium factor. The monthly disability benefit rider amount and the percent of premium factor are shown on policy specifications page.

Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot. We must receive Written Notice of Disability at our Home Office during the Insured’s continuing disability and while the Insured is alive, unless it can be shown that notice was given as soon as reasonably possible.

We will not pay any monthly benefit until the claim for benefits under this rider is approved. If the claim is approved, we will add the monthly benefit to the Fixed Account Value beginning on the first Monthly Due Date after the start of the Insured’s disability.

We will not pay Monthly Benefits if the Disability results from: 1) intentional self-inflicted injury; or 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country. You must give proof of the Insured’s continuing disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, the benefit will end.

The Risk Charge for the rider is part of the Monthly Deduction for the policy. The Risk Charge is 1) the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the insured’s attained age; plus 2) the extra monthly charge for a special premium class for this rider, if any. The Monthly Risk Rate for Monthly Disability Benefit is based on the Insured’s Attained Age. The Guaranteed Maximum Risk Rates for Monthly Disability Benefit are shown in the following table. We may use Monthly Risk Rates for Monthly Disability Benefit that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM PERCENTAGES

Attained Age	Percentage %	Attained Age	Percentage %
21-30	6.0	51-55	15.0
31-40	7.0	56-59	20.0
41-45	8.0	60 and	20.0
46-50	10.0	above

This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) You are receiving benefits under this rider and the Insured dies or Attains Age 65 or the Insured’s Disability Terminates; 3) the policy ends; or 4) We receive Your signed request for termination of this rider.

This rider does not increase or decrease any guaranteed values of policy.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender Charge if you Surrender the Policy during the first five Policy years or within five years after any increase in the Principal Sum. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request at the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Considerations.”

Withdrawal Conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•  You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•  We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice), for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:
¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial surrenders or transfers out of the underlying Portfolio; and
•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures.

Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail or other standard identity authentication:

•	transfers in excess of $1,000,000 per Policy, per day;

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90-day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

To the extent we are unable to effectively impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Such policies and procedures may include a redemption fee of up to 2% on Subaccount assets that are redeemed out of a Portfolio in connection with a partial Surrender or Transfer. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•  You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•  To secure the loan, we transfer an amount equal to the loan from the variable account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•  We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrender and Withdrawals—When We Will Make Payments.”

•  We charge you interest on your loan. The loan interest rate is 2.75% per year, compounded annually. This rate is guaranteed. Interest accrues daily and is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•  You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•  If any unpaid Loan Amount, plus any interest you would owe if you Surrendered the Policy, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value, and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the variable account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

Tax Risks. The tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial withdrawal at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a tax advisor before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•	Your Policy’s Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are less than the Cumulative Minimum Premiums; or
•

The total premiums you have paid, minus withdrawals (not including Surrender Charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total premiums paid minus withdrawals (not including Surrender Charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period; and
•	pay a Premium sufficient to keep the Policy in force for three months after the date of reinstatement.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

We will reinstate any indebtedness that existed on your Policy at the date of termination, plus additional loan interest that accrues to the date of reinstatement.

On the reinstatement date, your Contract Value equals:	• premiums paid at reinstatement; times
• the Percent of Premium Factor; minus
• all unpaid Monthly Deductions due during the last expired grace period; minus
• the additional Monthly Deduction due at the time of reinstatement; minus
• any uncollected underwriting and sales charges that would have fallen due between the your Policy termination date and the reinstatement date (even if there is a gap in coverage); plus
• the amount of any loans that existed when the Policy terminated (including loan interest calculated at an annual rate of 2.75% to the date of termination); plus
• loan interest calculated at an annual rate of 2.50% from the termination date to the reinstatement date.

The Surrender Charges will still apply and will be calculated based on the original Issue Date of the Policy and the dates of any increases in the Principal Sum. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the variable account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the variable account.

In addition, the Tax Code requires that the investments of the variable account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years; the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not a Modified Endowment Contract (MEC). Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating Cash Value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].

You should consult a tax advisor if you intend to keep the Policy in force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange for a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions; as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives.

Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 6.6% of premium up to the target premium and 4.74% of excess premium. After year 10, the most common commission is 2% of the premium. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving or the actual receipt of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the variable account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ and PFD’s ability to perform under their principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

Appendix A: Portfolios Available Under the Policy

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/VUL2A. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of 12/31/22)
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	1 year	5 year	10 year
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)* [2] Investment Adviser: DWS Investment Management Americas, Inc.	0.79%	-15.40%	2.30%	5.91%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Series I) (Class B Shares) [2] Investment Adviser: DWS Investment Management Americas, Inc. Subadviser: Northern Trust Investments, Inc.	0.67%	-18.62%	-8.75%	11.90%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	-24.52%	12.31%	14.69%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares) Investment Adviser: Franklin Mutual Advisors, LLC	0.92%	-10.06%	5.48%	9.09%
Seeks long-term capital appreciation.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)1 2 Investment Adviser: Goldman Sachs Asset Management, L.P. (“GSAM”)	0.85%	-9.99%	8.51%	10.02%
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares) [2] Investment Adviser: Goldman Sachs Asset Management, L.P. (“GSAM”)	0.95%	-19.38%	4.33%	9.20%

			Average Annual Total Returns (as of 12/31/22)
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	1 year	5 year	10 year
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares) Investment Adviser: Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Seeks long-term growth of capital.	Principal PVC Diversified International Account (Class 1 Shares) Investment Adviser: Principal Global Investors, LLC	0.92%	-20.00%	0.63%	4.32%
Seeks to provide current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.73%	-10.72%	7.15%	10.43%
Seeks long-term growth of capital.	Principal PVC LargeCap Growth Account I (Class 1 Shares) Investment Adviser: Principal Global Investors, LLC Sub-Advisors: Brown Advisory, LLC, and T. Rowe Price Associates, Inc.	0.69%	-34.16%	8.85%	12.67%
Seeks to provide current income and, as a secondary objective, capital appreciation.	Principal PVC Core Plus Bond Account (Class 1 Shares) Investment Adviser: Principal Global Investors, LLC	0.50%	-14.13%	0.27%	1.39%
Seeks to long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.79%	-23.16%	8.61%	12.26%
Seeks to provide a high level of current income consistent with safety and liquidity.	Principal PVC Government & High Quality Bond Account (Class 1 Shares) Investment Adviser: Principal Global Investors, LLC	0.51%	-11.81%	-0.78%	0.45%
Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.01%	-16.29%	3.62%	6.11%
Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.00%	-14.69%	2.58%	4.57%

			Average Annual Total Returns (as of 12/31/22)
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	1 year	5 year	10 year
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.04%	-18.98%	5.26%	8.47%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.03%	-17.97%	4.58%	7.55%
Seeks to provide long-term capital appreciation.	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.95%	-13.37%	1.78%	3.50%
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.09%	-20.88%	5.47%	10.22%
Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.88%	-16.62%	9.89%	12.26%
Seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.	Principal PVC Short-Term Income Account (Class 1 Shares) Investment Adviser: Principal Global Investors, LLC	0.41%	-3.45%	0.94%	1.28%

1 The Subaccount that invests in this Portfolio is closed to new investors.

2 This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Appendix B—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A MALE
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate

21	0.15833	35	0.18083	49	0.53833	62	1.67667	75	5.60417	88	16.62750

22	0.15667	36	0.19333	50	0.58333	63	1.84083	76	6.14167	89	17.80750

23	0.15333	37	0.20750	51	0.63583	64	2.02250	77	6.69750	90	19.03583

24	0.15000	38	0.22333	52	0.69417	65	2.21833	78	7.27667	91	20.34250

25	0.14583	39	0.24167	53	0.76083	66	2.42750	79	7.89667	92	21.78583

26	0.14333	40	0.26250	54	0.83417	67	2.64917	80	8.57833	93	23.51083

27	0.14250	41	0.28500	55	0.91333	68	2.88750	81	9.34083	94	25.83083

28	0.14167	42	0.30917	56	0.99750	69	3.15083	82	10.20083	95	29.32167

29	0.14333	43	0.33583	57	1.08667	70	3.44750	83	11.15333	96	35.08250

30	0.14583	44	0.36417	58	1.18167	71	3.78583	84	12.17667	97	45.08333

31	0.15000	45	0.39417	59	1.28500	72	4.17333	85	13.24833	98	62.09583

32	0.15583	46	0.42667	60	1.40000	73	4.61167	86	14.35083	99	83.33333

33	0.16250	47	0.46083	61	1.53000	74	5.09167	87	15.47750	100-119	N/A

34	0.17083	48	0.49750

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A FEMALE
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate

21	0.09000	35	0.14167	49	0.39917	62	0.95750	75	3.38000	88	13.78167

22	0.09167	36	0.15167	50	0.42750	63	1.05250	76	3.78750	89	15.12833

23	0.09333	37	0.16333	51	0.45833	64	1.16000	77	4.22333	90	16.57083

24	0.09583	38	0.17750	52	0.49333	65	1.27417	78	4.69333	91	18.14000

25	0.09750	39	0.19333	53	0.53167	66	1.39250	79	5.21417	92	19.89083

26	0.10000	40	0.21083	54	0.57083	67	1.51083	80	5.80583	93	21.95083

27	0.10333	41	0.22917	55	0.61083	68	1.63250	81	6.48583	94	24.60250

28	0.10667	42	0.24833	56	0.65000	69	1.76917	82	7.27083	95	28.41833

29	0.11000	43	0.26667	57	0.68750	70	1.93000	83	8.15833	96	34.49000

30	0.11417	44	0.28667	58	0.72500	71	2.12750	84	9.13500	97	44.77000

31	0.11833	45	0.30667	59	0.76667	72	2.37250	85	10.19083	98	61.99667

32	0.12250	46	0.32667	60	0.81667	73	2.66583	86	11.31833	99	83.33333

33	0.12833	47	0.34917	61	0.87833	74	3.00417	87	12.51500	100-119	N/A

34	0.13417	48	0.37333

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

The Statement of Additional Information (“SAI”) dated May 1, 2023 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

B-1

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone:1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) dated May 1, 2023 contains additional information about the Policy and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by visiting our website at https://dfinview.com/farmers/tahd/VUL2A, by writing to the Service Center at the address shown above, or by calling 1-877-376-8008. You may also obtain reports and other information about the Variable Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov

Farmers Financial Solutions, LLC (“FFS”) and Principal Funds Distributor, Inc. (“PFD”) serve as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and PFD and their registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

EDGAR Contract Identifier: C000027246

Statement of Additional Information for the Farmers® LifeAccumulator

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208 Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® LifeAccumulator, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2023 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2023.

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit

An accounting unit used to calculate variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The insured’s age on the issue date plus the number of years completed since the policy was issued.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the Policy Owner’s signed request while the insured is living.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the Policy on each day that the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Surrender Value The cash value minus any outstanding policy loans and accrued loan interest.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. If no beneficiary survives the insured, we will pay the proceeds to the Policy Owner or the Policy Owner’s estate. Payment will be made in one sum unless a settlement option with a different method of payment is chosen.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed in the Appendix of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

A person’s age as of last birthday on the date the policy was issued.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. The loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when Insured’s Attained Age is 120. The maturity date is shown on the Policy Specifications page.

Monthly Deduction

The amount deducted from the Contract Value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge, the monthly administration charge, and the underwriting and sales charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specifications page.

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual. The premium class on the issue date is shown on the Policy Specifications page.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. The Policy Owner may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy on our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the Policy Owner.

Surrender Charge

The surrender charge is the charge assessed upon full surrender of the Policy. The amount of the charge is the sum of all the underwriting and sales charges that would be imposed in the future if the policy remained in force until the maturity date.

Surrender Value

The surrender value of the policy on any date is the cash value; minus any outstanding policy loan plus due but unpaid loan interest to the date of computation.

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Variable Life Separate Account A

Farmers established the Variable Account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Additional Policy Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached riders and endorsements, and any attached application for reinstatement, increase in principal sum, or change in death benefit option. In the absence of fraud, we will consider all statements in the application to be representations and not warranties. No statement shall be used by us to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the terms of the policy must be in writing and signed by one of our officers. A copy of the change will be attached to and made a part of the policy. No agent has the authority to change any terms or conditions of the Policy. Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If, within two years from the issue date or the date of reinstatement, the insured dies by suicide, while sane or insane, we will limit the proceeds to:

1.	the premiums paid; less

2.	any policy loans; less

3.	any partial surrender amounts previously paid.

A new two-year period will apply to each increase in principal sum starting on the effective date of each increase. During this two-year period the proceeds paid due to an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

Misstatement of Age or Sex

If the insured’s age or sex has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent monthly deduction based on the correct age or sex.

You may file proof of age or sex at any time. Once the insured’s age or sex is established to our satisfaction we will use this age or sex in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

Changing Death Benefit Options

You may change the death benefit option or the amount of principal sum (but not both, unless done simultaneously), subject to the following:

•	You must send us a signed request for a change.

•	We may require evidence of insurability.

•	You may make no more than one change per policy year.

•	The change will take effect on the monthly due date following our approval of the request.

•	We will send you a policy endorsement with the change to attach to your policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	Evidence of insurability is not required.

•

The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the contract value. There will not be any additional underwriting and sales charge imposed on the amount by which the principal sum increases as a result of this change.

•	The minimum premium will increase.

From Option B (level death benefit) to Option A (variable death benefit)

•	The Insured must provide evidence of insurability satisfactory to us.

•

The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the contract value immediately before the change, but in no case will the new principal sum be less than the minimum principal sum amount shown on the Policy Specifications page.

•	The minimum premium will decrease as a result of any decrease in the principal sum.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. The proceeds of the Policy may be paid in one sum. The proceeds may also be paid under any reasonable settlement that may be arranged with our consent. When the proceeds from a death claim are payable as one sum, the beneficiary may select a reasonable settlement. When you select a select a settlement, the beneficiary may not assign or receive payments before they are due unless expressly given this right by you. A payee may name a contingent payee to receive any final amount that would otherwise be paid to the payee’s estate. Any settlement requires the proceeds to be at least $2,500 and any periodic payment to be at least $25. The first installment will be due, or interest will begin on the date of death, maturity or surrender. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the Subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

Option 1 – Interest Accumulation:

•  Proceeds will earn interest at a rate of 2.5% per year compounded annually.

•  We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•  Each $1,000 of proceeds will yield an income of not less than $25.00 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly.

•  Unless you direct otherwise, the payee may withdraw the proceeds at any time. After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:

•  We will pay installments for a specified period.

•  The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

•  If the payee dies before the end of the specified period, we will pay the installments remaining to the end of the period will be paid to the contingent payee.

Option 4 – Income—Amount Certain:	• We will pay installments of a specified amount until the proceeds, together with 2.5 percent interest compounded annually, are paid in full.

Option 5 – Income—Life:

•  We will pay installments for the lifetime of the payee but for not less than a guaranteed period. If the payee dies prior to the end of the guaranteed period, the installments remaining will be paid to the contingent payee.

•  The amount of each installment will depend upon the adjusted age and sex of the payee at the time the first payment is due.

•  The adjusted age is determined by calculating the age at the nearest birthday of the payee on the date of the first payment and subtracting a number that depends on the year in which the first payment begins.

First Payment Date	Adjusted Age is Age Minus
2002 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers.

Accumulation Unit Value

The value of an Accumulation Unit for each of the Subaccounts was arbitrarily set at an initial value. The value at the end of any later Valuation Day is equal to:

A x B

“A” is equal to the Subaccount’s Accumulation Unit Value for the end of the immediately preceding Valuation Day. “B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals:

(X / Y ) – Z

“X” equals:

1. the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2. the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3. the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4. the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount.

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day.

“Z” equals the Mortality and Expense Risk Charge factor. The mortality and expense risk charges are deducted from each of the Subaccounts on each valuation day. The annualized rate of this charge is shown on the Policy Specifications page. The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the value of the Subaccount may increase, decrease or remain the same.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of Accumulation Unit values for each Contract and the variable account.

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. The Policies were sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for previous sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies, in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0
2019	$11,899,228	0
2020	$10,050,490	0
2021	$12,135,437	0
2022	$9,723,937	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,568,620.00 in commissions for all variable life insurance policies supported by the variable account in 2022.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2022, we paid FFS sales representatives and district managers $0.00 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (3) other sales expenses incurred by them. We may under certain circumstances provide case benefits to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current principal sum • the amount of death benefit • the Contract Value • the Surrender Value • Any other information required by the state where the policy was delivered.	• premiums paid, monthly deductions and loans since the last report • notifications required under the provisions of the policy • the amount of any policy loan outstanding

Upon request, we will send a report at other than the regularly scheduled interval. We will charge a fee for this requested report.

The fee is shown on the Policy Specifications page.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.

Legal Matters

All matters of Washington law pertaining to the Policy have been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2022 and 2021 and the related statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2022 and 2021 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2022 and 2021 and for the period ended December 31, 2022 and 2021 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 55 Ivan Allen Jr. Blvd, Suite 100, Atlanta, GA 30308.

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020, and the related statements of operations and changes in capital and surplus, and of cash flows for the year ending December 31, 2020 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2020 and for the period ending December 31, 2020 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2022 and 2021, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2022, 2021, and 2020, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2022 and for the period ending December 31, 2022, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2022 and 2021 and

For the Years Ended December 31, 2022, 2021 and 2020

And Supplemental Schedules

As of and for the Year Ended December 31, 2022

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2022, 2021 and 2020

Report of Independent Auditors

The Board of Directors

Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and December 31, 2021, and the related statutory statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and December 31, 2021, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and December 31, 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2020 Financial Statements

The financial statements of the Company for the year ended December 31, 2020 were audited by another auditor who expressed an adverse opinion with respect to U.S. generally accepted accounting principles and an unmodified opinion with respect to accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner on these financial statements on April 30, 2021.

1

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

April 28, 2023

2

Report of Independent Auditors

To the Board of Directors and Management of Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

3

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

/s/ PriceWaterhouseCoopers LLP

April 30, 2021

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002

T: (713) 356 4000, www.pwc.com/us

4

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2022 and 2021

(in thousands of dollars)	2022	2021
Admitted Assets
Bonds, at amortized cost	$3,037,103	$3,046,861
Mortgage loans on real estate	517,589	533,480
Real estate:
Properties held for the production of income, net	141,341	118,529
Contract loans	270,826	272,153
Other invested assets	—	100,000
Receivables for securities	1,327	3,543
Cash, cash equivalents and short-term investments	226,009	45,183

Total cash and invested assets	4,194,195	4,119,749
Accrued investment income	30,574	30,749
Deferred and uncollected premiums	81,591	83,417
Other assets	64,372	105,363
Current federal income tax recoverable and interest thereon	—	1,199
Net deferred tax asset	41,668	44,734
Separate accounts	1,035,225	1,285,591

Total admitted assets	$5,447,625	$5,670,802

Liabilities
Aggregate reserves for life and annuity policies	$3,530,140	$3,508,718
Aggregate reserves for accident and health policies	7,079	6,712
Contract claims	47,545	71,328
Liability for deposit-type contracts	323,142	302,163
Premiums and annuity considerations received in advance	983	949
General expenses due and accrued	22,065	15,679
Taxes, licenses, and fees due and accrued	4,370	4,401
Current federal income taxes payable	600	—
Unearned investment income	168	194
Amounts withheld or retained by company as agent or trustee	120	1,133
Amounts held for agents’ account	5,091	5,036
Remittances and items not allocated	12,891	10,981
Interest maintenance reserve	10,426	3,901
Asset valuation reserve	36,376	34,494
Other liabilities	91,968	77,517
Separate accounts	1,035,225	1,285,591

Total liabilities	$5,128,189	$5,328,797

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2022 and 2021)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	15,240	15,240
Unassigned and special surplus	294,397	316,966

Total capital and surplus	319,436	342,005

Total liabilities and capital and surplus	$5,447,625	$5,670,802

The accompanying notes are an integral part of these statutory financial statements

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2022, 2021 and 2020

(in thousands of dollars)	2022	2021	2020
Revenues
Premiums and annuity considerations	$535,881	$542,110	$537,562
Net investment income	167,978	148,255	155,135
Amortization of interest maintenance reserve	1,981	2,738	3,279
Commissions and expense allowances on reinsurance ceded	226,752	225,220	215,396
Other	9,848	12,939	10,335

Total revenues	$942,440	$931,262	$921,707

Benefits and expenses
Death and other benefits	266,397	314,059	271,662
Surrender benefits and other fund withdrawals	153,954	153,082	169,063
Interest on policy or contract funds	10,385	9,929	9,595
Increase in aggregate reserves	21,788	51,739	26,079
Commissions	77,890	81,859	81,476
General insurance expenses	187,561	174,058	176,138
Taxes, licenses and fees	28,972	27,681	27,752
Increase / (decrease) in loading on deferred and uncollected premiums	(427)	(264)	117
Transfers (from) / to separate accounts	16,798	8,616	5,334
Aggregate write-ins for deductions	2,431	2,834	2,474

Total benefits and expenses	$765,749	$823,593	$769,690

Net gain from operations before federal income taxes and realized capital gains	176,691	107,669	152,017
Federal income taxes benefits	37,414	28,958	37,093

Net gain from operations before realized capital gains	139,277	78,711	114,924
Net realized capital gains (losses) capital gains taxes of $7,968, $1,613 and $1,162 and transfers to (from) interest maintenance reserve of $8,506, $278 and $1,740 at December 31, 2022, 2021 and 2020, respectively. Refer to note 3 for further breakout	(5,029)	470	(727)

Net income	$134,248	$79,181	$114,197

The accompanying notes are an integral part of these statutory financial statements

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2022, 2021 and 2020

(in thousands of dollars)	Common Capital Stock	Gross Paid- In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus
Balances at December 31, 2019	$6,600	$3,199	$429,998	$439,797
Net Income	—	—	114,197	114,197
Change in net deferred taxes	—	—	6,327	6,327
Change in nonadmitted assets	—	—	(5,979)	(5,979)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(3,140)	(3,140)
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	(1,745)	(1,745)
Change in asset valuation reserve	—	—	85	85
Extraordinary dividends to stockholder	—	—	(170,000)	(170,000)

Balances at December 31, 2020	6,600	3,199	369,743	379,542
Net Income	—	—	79,181	79,181
Change in net unrealized capital gains	—	—	—	—
Change in net deferred taxes	—	—	8,278	8,278
Change in nonadmitted assets	—	—	(12,661)	(12,661)
Change in liability for reinsurance in unauthorized and certified companies	—	—	3,140	3,140
Change in asset valuation reserve	—	—	(289)	(289)
Extraordinary dividends to stockholder	—	—	(115,000)	(115,000)
SSAP No. 3 for ceded fund value in excess of	—	—	189	189
SSAP No. 3 for change in premium valuation	—	—	(294)	(294)
SSAP No. 3 for additional reinsured policies	—	—	(81)	(81)

Balances at December 31, 2021	6,600	3,199	332,206	342,005
Net Income	—	—	134,248	134,248
Change in net deferred taxes	—	—	7,067	7,067
Change in nonadmitted assets	—	—	(10,002)	(10,002)
Change in asset valuation reserve	—	—	(1,882)	(1,882)
Extraordinary dividends to stockholder	—	—	(152,000)	(152,000)

Balances at December 31, 2022	$6,600	$3,199	$309,637	$319,436

The accompanying notes are an integral part of these statutory financial statements

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For the Years Ended December 31, 2022, 2021 and 2020

(in thousands of dollars)	2022	2021	2020
Cash from operations
Premiums collected net of reinsurance	$538,166	$544,629	$539,182
Net investment income	175,578	159,248	166,405
Miscellaneous income	236,600	238,159	225,731

Cash provided by operating activities	950,344	942,036	931,318

Benefits and loss related payments	412,846	480,840	434,677
Net transfers (from) / to separate accounts	11,693	5,324	4,438
Commissions, expenses paid and write-ins	284,647	291,408	288,311
Federal and foreign income taxes paid	43,583	27,004	42,502

Cash used in operating activities	752,769	804,576	769,928

Net cash from operations	197,575	137,460	161,390

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	746,850	705,371	675,920
Mortgage loans	48,141	95,003	53,716
Real estate	—	27,570	—
Other invested assets	100,000	—	—
Miscellaneous proceeds	2,215	7,246	—

Cash provided by investing activities	897,206	835,190	729,636

Cost of investments acquired (long-term only):
Bonds	729,228	786,576	748,057
Mortgage loans	32,250	94,244	29,438
Real estate	26,172	14,384	19,436
Miscellaneous applications	3,046	2,924	9,970

Cash paid for investing activities	790,696	898,128	806,901
Net (decrease) / increase in contract loans and premium notes	(1,316)	(6,234)	(6,530)

Net cash provided by / (used in) investments	107,826	(56,704)	(70,735)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	20,978	21,622	10,134
Dividends to stockholder	(152,000)	(115,000)	(170,000)
Other cash (applied) / provided	6,447	(5,179)	19,168

Net cash used by financing and miscellaneous sources	(124,575)	(98,557)	(140,698)

Net change in cash, cash equivalents and short-term investments	180,826	(17,801)	(50,043)
Cash, cash equivalents and short-term investments
Beginning of year	45,183	62,984	113,027

End of year	$226,009	$45,183	$62,984

The accompanying notes are an integral part of these statutory financial statements

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“AIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2022 and 2021.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium- paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus, because there are no nonadmitted assets for GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet. Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2022 and 2021 the total nonadmitted assets are $97,963,000 and $87,961,000, respectively.

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 14 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2022, and 2021, the Company had approximately $2,730,910,000 and $3,021,796,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2022, and 2021, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $86,957,389,000 and $75,242,803,000 respectively. The excess VM-20 deterministic/stochastic reserve over NPR after reinsurance are $8,147,000 for 2022 and $11,269,000 for 2021.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods:

1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Excess of Minimum Reserves

As of December 31, 2022, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2022, the FGDBWL statutory reserves net of deferred and uncollected premiums is $24,254,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $21,470,000 or $2,784,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. A 115% scalar is applied to the select non-smoker class for FESWL. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2022 and 2021 was approximately $611,000 and $624,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Per updates I believe the “adjusted for amortization of premium or discount” was pulled from the latest version, Investments are recorded on the following bases:

•

Bonds–at amortized cost. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•

Mortgage loans– at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classifications: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R, Surplus Notes.

•	Securities lending reinvested collateral assets-at amortized cost. In 2021, FNWL terminated its the securities lending program with State Street.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Accrued Investment Income

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 13 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2022 and 2021 are as follows:

(in thousands of dollars)	2022	2021
Gross EDP Equipment	$1,253	$1,253
Accumulated Depreciation	(1,002)	(751)

Net EDP	251	502
Non-Admitted EDP	(251)	(502)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $251,000, $254,000 and $258,000 for the year ended December 31, 2022, 2021 and 2020, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best or Standard & Poor’s. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5302 Column 1 in the amount of ($294,000) net of tax to correct a prior year error in the calculation of Net Due Premiums.

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5303 Column 1 in the amount of ($81,000) net of tax to correct a prior year error of missing accrual for the exception reinsurance policies.

At March 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $189,000 net of tax to correct a prior year error in the calculation of Variable Annuity reserves.

At December 31, 2020, the Company included a change in reserve valuation basis as described in SSAP No. 51R – Life Contracts for its variable annuity reserves. This change in valuation basis, which impacts annuity reserves written from 1981 to 2019 is permitted under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21), and Actuarial Guideline 43 CARVM for variable annuities (AG 43). The amount of this adjustment, which has been recognized in unassigned funds on Page 4 Line 43 Column 1 is ($1,745,000). The Company did not elect a phase in approach to this adjustment.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2022.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2022, 2021 and 2020 are as follows:

(in thousands of dollars)	2022	2021	2020
Bonds	$130,292	$109,789	$113,895
Mortgage loans	19,078	21,902	22,451
Investment real estate	11,348	11,209	11,655
Contract loans	17,010	17,669	18,759
Short-term investments	2,394	11	679
Other	3,880	3,814	3,813

Gross investment income	184,002	164,394	171,252
Less: Investment expenses	(16,024)	(16,139)	(16,117)

Net investment income	$167,978	$148,255	$155,135

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2022, 2021 and 2020, the Company’s investment expense included fees of approximately $344,000, $326,000 and $346,000, respectively, to its Parent Company, FGI.

In 2022, 2021 and 2020, the Company’s investment expenses included fees of approximately $360,000, $346,000 and $430,000, respectively, to Zurich Investment Services.

In 2022, 2021 and 2020, the Company’s investment expenses included fees of approximately $2,429,000, $1,957,000, $1,964,000, respectively, to Zurich Global Investment Management.

In 2022, 2021 and 2020, the Company’s investment expenses included fees of approximately $505,000, $568,000 and $483,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2022, 2021 and 2020 are as follows:

(in thousands of dollars)	2022	2021	2020
Bonds	$11,445	$414	$2,202
Short-term investments	—	—	(27)
Investment real estate	—	1,947	—

	11,445	2,361	2,175
Transfer to interest maintenance reserve	(8,506)	(278)	(1,740)
Add: Tax expense on net realized gains	(7,968)	(1,613)	(1,162)

Net realized gains	$(5,029)	$470	$(727)

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Impairment losses included in realized gains and losses above were $3,743, $0 and $742,000 for the years ended December 31, 2022, 2021 and 2020, respectively.

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2022 and 2021 are as follows:

	2022
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed Maturities
U.S. governments	$343,104	$153	$(62,942)	$280,315
All other governments	217	—	(2)	215
U.S. states, territories and possessions	5,704	—	(596)	5,108
U.S. political subdivisions	9,675	—	(435)	9,240
U.S. special revenues	94,807	10	(10,418)	84,399
Industrial and miscellaneous	1,595,248	3,119	(144,726)	1,453,641

Total bonds	2,048,755	3,282	(219,119)	1,832,918
Loan-backed securities	988,348	611	(103,845)	885,114

Total fixed maturities	$3,037,103	$3,893	$(322,964)	$2,718,032

	2021
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed Maturities
U.S. governments	$383,108	$20,003	$(5,870)	$397,241
All other governments	217	87	—	304
U.S. states, territories and possessions	6,702	2,150	—	8,852
U.S. political subdivisions	20,216	6,601	(9)	26,808
U.S. special revenues	89,782	24,508	(119)	114,171
Industrial and miscellaneous	1,614,310	197,316	(7,795)	1,803,831

Total bonds	2,114,335	250,665	(13,793)	2,351,207
Loan-backed securities	932,526	27,782	(4,436)	955,872

Total fixed maturities	$3,046,861	$278,447	$(18,229)	$3,307,079

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2022 and 2021 were as follows:

	2022
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$141,460	$(21,164)	$130,112	$(41,778)
All other governments	215	(2)	—	—
U.S. states, territories and possessions	4,089	(114)	1,018	(482)
U.S. political subdivisions	8,257	(166)	982	(269)
U.S. special revenues	67,978	(5,036)	13,371	(5,382)
Industrial and miscellaneous	1,116,874	(81,889)	232,342	(62,837)

Total bonds	1,338,873	(108,371)	377,825	(110,748)
Loan-backed securities	514,943	(53,389)	342,644	(50,456)

Total fixed maturities	$1,853,816	$(161,760)	$720,469	$(161,204)

	2021
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$123,898	$(913)	$71,676	$(4,957)
U.S. political subdivisions	491	(9)	—	—
U.S. special revenues	8,011	(119)	—	—
Industrial and miscellaneous	148,763	(2,073)	84,055	(5,722)

Total bonds	281,163	(3,114)	155,731	(10,679)
Loan-backed securities	317,312	(3,401)	36,907	(1,035)

Total fixed maturities	$598,475	$(6,515)	$192,638	$(11,714)

As of December 31, 2022, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 890 securities. The Company held 117 securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 583 securities, of which 38.8%, or $719,517,887, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2022 were comprised of 307 securities, with a total fair value of approximately $720,469,926. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than- temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2022.

Loan-Backed Securities

There were no loan-backed securities impaired during 2022 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan- backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan- backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2022 and 2021 were as follows:

(in thousands)	12/31/2022
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortized cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other- Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540VG71	CSFB 2002-9 1A	$129	$125	$(4)	$125	$132	6/30/2022

(in thousands)	12/31/2021
	1	2	3	4	5	6	7
CUSIP	Description	Book/ Adjusted Carry Value Amortized cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other- Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
		$—	$—	$—	$—	$—	0

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2022 and 2021 are as follows:

(in thousands of dollars)	2022	2021
Number of CUSIPs	4	9
Aggregate Amount of Investment Income $	27,055	$2,965

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at December 31, 2022 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Fair Value
Due to 1 year or less	$92,880	$91,573
Due after 1 year through 5 years	494,633	469,110
Due after 5 years through 10 years	445,314	400,933
Due after 10 years	1,015,928	871,302

	2,048,755	1,832,918
Loan-backed securities	988,348	885,114

Total bonds	$3,037,103	$2,718,032

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2022, 2021 and 2020 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2022
Bonds	$20,378	$(3,318)	$415,860

	$20,378	$(3,318)	$415,860

2021
Bonds	$4,161	$(3,759)	$307,385

	$4,161	$(3,759)	$307,385

2020
Bonds	$3,363	$(422)	$305,284

	$3,363	$(422)	$305,284

Bonds with an amortized cost of approximately $3,918,015 and $3,975,000 were on deposit with regulatory authorities at December 31, 2022 and 2021, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,938,089 and $4,313,000 as of December 31, 2022 and 2021, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bonds at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/ Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, Zurich Insurance Company, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $227,000, $4,810,000 and $4,810,000 of interest income in 2022, 2021 and 2020, respectively. Market values for these two bonds were approximately $0 and $0, respectively, as of December 31, 2022. Market values for these two bonds as of December 31, 2021 were approximately $18,116,406 and $90,582,030, respectively.

On January 18, 2022, Rosa/Mount Evans bonds were called and the Company received total proceeds of $104,303,000. The Company recorded for a prepayment penalty income of $26,155,000 and realized loss of $6,241,000 in accordance with SSAP No. 26R.

Commercial Mortgage Loans

As of December 31, 2022, the Company is invested in 100 participation commercial mortgage loans, which were comprised of office, industrial, multifamily, hospitality, self-storage, retail properties and other totaling $517,589,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2022. The Company had no allowance for credit losses and recognized no credit losses as of December 31, 2022. As of

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

December 31, 2022, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates for loans acquired during 2022 were 3.41% and 3.12%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property, or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2022 and 2021 was as follows:

Loan Quality Rating (in thousands of dollars)	2022
	#	Principal	%
“A+”	47	$177,435	34.3%
“A”	9	30,260	5.8%
“A-”	20	96,614	18.7%
“B+”	13	109,190	21.1%
“B”	1	10,000	1.9%
“B-”	10	94,090	18.2%

TOTAL	100	$517,589	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2022
	#	Principal	%
Office	20	$165,470	32.0%
Multifamily	18	100,252	19.4%
Industrial	40	128,827	24.9%
Retail	15	90,660	17.5%
Hospitality	2	8,813	1.7%
Self Storage	2	17,478	3.4%
Other	3	6,089	1.2%

Totals	100	$517,589	100.0%

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Loan Quality Rating (in thousands of dollars)	2021
	#	Principal	%
“A+”	49	$172,536	32.3%
“A”	12	63,439	11.9%
“A-”	26	117,464	22.1%
“B+”	11	73,730	13.8%
“B”	4	39,060	7.3%
“B-”	8	67,251	12.6%

TOTAL	110	$533,480	100.0%

Property Type (in thousands of dollars)	2021
	#	Principal	%
Office	21	$170,414	31.9%
Multifamily	19	101,101	19.1%
Industrial	46	126,504	23.7%
Retail	17	101,991	19.1%
Hospitality	2	9,304	1.7%
Self Storage	2	17,634	3.3%
Other	3	6,533	1.2%

Totals	110	$533,480	100.0%

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2022 and 2021 was as follows:

(in thousands)	December 31, 2022
	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self- Storage	Totals
State
AZ	$—	$—	$3,394	$—	$—	$—	$—	$3,394
CA	40,088	67,987	31,761	—	—	20,008	7,478	167,322
CO	844	3,525	—	—	—	—	1,261	5,630
CT	—	—	—	—	—	8,260	—	8,260
DC	—	—	—	—	—	39,900	—	39,900
FL	2,225	3,730	4,613	—	—	—	—	10,568
GA	—	—	252	—	—	—	—	252
IL	—	—	17,473	—	—	—	—	17,473
IN	—	—	48	—	—	—	3,365	3,413
KY	—	—	283	—	—	—	—	283
MA	—	—	—	—	—	14,103	—	14,103
MD	—	—	7,798	—	—	—	—	7,798
MI	—	—	—	6,089	—	—	—	6,089
NJ	14,328	—	20,144	—	—	—	—	34,472
NV	—	—	8,706	—	—	—	—	8,706
NY	9,008	1,984	—	—	—	42,818	—	53,810
OH	—	—	8,729	—	—	—	—	8,729
OR	2,425	—	—	—	—	15,000	—	17,425
PA	4,055	8,543	457	—	—	—	—	13,055
SC	—	—	1,683	—	—	—	—	1,683
TN	—	—	361	—	1,728	—	—	2,089
TX	12,210	—	22,097	—	7,085	25,381	695	67,468
VA	—	4,891	929	—	—	—	—	5,820
WA	15,070	—	—	—	—	—	4,679	19,749
WI	—	—	98	—	—	—	—	98

Totals	$100,252	$90,660	$128,827	$6,089	$8,813	$165,470	$17,478	$517,589

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

(in thousands)	December 31, 2021
	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self- Storage	Totals
State
AZ	$—	$—	$3,394	$—	$—	$—	$—	$3,394
CA	46,045	71,316	48,621	—	—	20,743	7,634	194,359
CO	940	10,876	—	—	—	—	1,211	13,027
CT	—	—	—	—	—	8,503	—	8,503
DC	—	—	—	—	—	43,127	—	43,127
FL	2,225	3,891	4,623	—	—	—	—	10,739
GA	—	—	267	—	—	—	—	267
IL	—	—	17,479	—	—	—	—	17,479
IN	—	—	274	—	—	—	—	274
LA	—	—	—	—	—	14,423	—	14,423
MA	—	—	7,964	—	—	—	—	7,964
MD	—	—	—	6,533	—	—	—	6,533
MT	14,797	—	148	—	—	—	—	14,945
NJ	—	—	8,704	—	—	—	—	8,704
NV	9,217	2,034	—	—	—	43,236	—	54,487
NY	—	—	8,884	—	—	—	—	8,884
OH	2,425	—	—	—	—	15,000	—	17,425
OR	4,298	8,772	406	—	—	—	—	13,476
PA	—	—	1,674	—	—	—	—	1,674
SC	—	—	377	—	1,810	—	—	2,187
TN	18,335	—	22,622	—	7,494	25,381	1,438	75,270
TX	—	5,102	929	—	—	—	—	6,031
VA	2,820	—	—	—	—	—	4,248	7,068
WA	—	—	42	—	—	—	3,104	3,146
WI	—	—	94	—	—	—	—	94

Totals	$101,102	$101,991	$126,502	$6,533	$9,304	$170,413	$17,635	$533,480

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2022 and 2021 was as follows:

(in thousands)	December 31, 2022

	<51%	51%-70%	71%-90%	>90%	Totals
Hospitality	$1,728	$—	$7,085	$—	$8,813
Multifamily	35,504	64,748	—	—	100,252
Office	40,340	101,870	23,260	—	165,470
Retail	10,399	34,372	27,067	18,822	90,660
Self-Storage	7,478	10,000	—	—	17,478
Industrial	57,190	71,637	—	—	128,827
Other	6,089	—	—	—	6,089

Totals	$158,728	$282,627	$57,412	$18,822	$517,589

(in thousands)	December 31, 2021

	<51%	51%-70%	71%-90%	>90%	Totals
Hospitality	$1,810	$—	$7,494	$—	$9,304
Multifamily	7,118	88,032	5,950	—	101,100
Office	59,949	101,962	8,503	—	170,414
Retail	22,717	32,993	37,509	8,772	101,991
Self-Storage	7,634	10,000	—	—	17,634
Industrial	40,955	85,549	—	—	126,504
Other	6,533	—	—	—	6,533

Totals	$146,716	$318,536	$59,456	$8,772	$533,480

See Note 2 for additional information on accounting policy related to mortgage loans.

Real Estate

Real estate investments at December 31, 2022 and 2021 were as follows:

(in thousands of dollars)
	2022	2021
Original book value:
Property held for the production of income	$159,121	$132,948
Accumulated depreciation	(17,780)	(14,419)

Total real estate assets	$141,341	$118,529

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2022, the Company owns the following legal entities: BOS Office 3, LLC, CHI Ind 1, LLC, Miami Industrial 2, LLC, DC Retail 1, LLC, DEN Industrial 1, LLC, Charlotte Industrial 2, LLC, LA Industrial 2, LLC, CHI Ind 6, LLC, Raleigh Office 2, LLC, and Charlotte Industrial 3, LLC. There were no impairments recognized in 2022, 2021, or 2020. As of December 31, 2022, there were no properties classified as held for sale.

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. On December 20,2022, the surplus note was paid off in full by Farmers Insurance Exchange for $100,000,000.

Restricted Assets

As of December 31,2022, and 2021, total restricted assets amounted to $3,918,000 and $3,975,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.

(in thousands)	December 31, 2022
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	3,918	3,918	3,975	(57)	3,918	0.071%	0.072%

Total restricted assets	$3,918	$3,918	$3,975	$(57)	$3,918	0.071%	0.072%

(in thousands)	December 31, 2021
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	3,975	3,975	4,028	(54)	3,975	0.070%	0.070%

Total restricted assets	$3,975	$3,975	$4,028	$(54)	$3,975	0.070%	0.070%

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets.

b. Quoted prices for identical or similar assets or liabilities in non-active markets. c. Inputs other than quoted market prices that are observable.

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2022 or 2021.

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2022 and 2021 about the Company’s financial assets measured at fair value:

	2022
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,035,225	$—	$—	$1,035,225

Total assets at fair value	$1,035,225	$—	$—	$1,035,225

	2021
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,285,591	$—	$—	$1,285,591

Total assets at fair value	$1,285,591	$—	$—	$1,285,591

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

There were no changes in assets classified as Level 3 for the years ended December 31, 2022 and 2021.

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2022 and 2021.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2022 and 2021 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

(in thousands of dollars)	December 31, 2022
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$2,718,032	$3,037,103	$—	$2,683,234	$34,798	$—
Mortgage loans on real estate	471,491	517,589	—	—	471,491	—
Contract loans	334,176	270,826	—	—	334,176	—
Cash, cash equivalents and short-term investments	226,009	226,009	226,009	—	—	—
Accrued investment income	30,574	30,574	30,574	—	—	—
Receivable for securities	1,327	1,327	1,327	—	—	—
Separate accounts	1,035,225	1,035,225	1,035,225	—	—	—

Total assets at fair value	$4,816,834	$5,118,653	$1,293,135	$2,683,234	$840,465	$—

Liabilities at Fair Value
Separate accounts	1,035,225	1,035,225	—	1,035,225	—	—

Total liabilities at fair value	$1,035,225	$1,035,225	$—	$1,035,225	$—	$—

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

(in thousands of dollars)	December 31, 2021
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$3,307,079	$3,046,861	$—	$3,276,598	$30,481	$—
Mortgage loans on real estate	549,335	533,480	—	—	549,335	—
Contract loans	417,470	272,153	—	—	417,470	—
Cash, cash equivalents and short-term investments	45,183	45,183	44,731	452	—	—
Surplus Debentures -
Affiliated	105,455	100,000	—	105,455	—	—
Accrued investment income	30,749	30,749	30,749	—	—	—
Receivable for securities	3,543	3,543	3,543	—	—	—
Separate accounts	1,285,591	1,285,591	1,285,591	—	—	—

Total assets at fair value	$5,744,405	$5,317,560	$1,364,614	$3,382,505	$997,286	$—

Liabilities at Fair Value
Separate accounts	1,285,591	1,285,591	—	1,285,591	—	—
Payable for Securities	3,047	3,047	3,047	—	—	—

Total liabilities at fair value	$1,288,638	$1,288,638	$3,047	$1,285,591	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2022 and 2021:

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 2 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows. Level 3 bonds consists of non-agency mortgage-backed securities with significant unobservable inputs.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2022 and 2021. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $37,202,000, $35,470,000, and $33,375,000, for the years ended December 31, 2022, 2021 and 2020 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $25,421,000, $29,186,000, and $30,405,000 for the years ended December 31, 2022, 2021 and 2020, respectively, and are expensed as incurred.

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $56,000, $52,000, and $52,000 for the years ended December 31, 2022, 2021 and 2020 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $43,583,000 and $27,003,000 for the years ended December 31, 2022 and 2021, respectively. The current year prepayment was $45,000,000 and $32,000,000 for December 31, 2022 and 2021, respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 8.

For the period ended December 31, 2022 and 2021, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 7 for reinsurance related balances.)

6.	Securities Lending Arrangement

The Company terminated the security lending program effective December 31,2021. The agreement authorized the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provided the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral was unrestricted. The securities were marked-to-market on a daily basis, and the collateral was adjusted on the next business day. The cash collateral was invested in a money market fund. Income earned by the Company was approximately $0, $0, and $2,000 in 2022, 2021, and 2020, respectively.

As of December 31, 2022, and 2021, there was $ 0 collateral.

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

(in thousands of dollars)	Aggregate Cash Collateral Received
	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
Open	$—	$—
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$—	$—

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 Days or Less	—	—	—	—
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—
Total Collateral

Reinvested	$—	$—	$—	$—

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

7.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2022 and 2021, no amounts have been recorded in relation to uncollectible reinsurance balances.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, Zurich Insurance Company (“ZIC”), and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $438,084,000, $408,818,000 and $372,850,000 for the years ended December 31, 2022, 2021, and 2020, respectively. Claims ceded to ZIC were approximately $168,625,000, $182,946,000 and $157,655,000 for the years ended December 31, 2022, 2021 and 2020, respectively. Changes in reserves ceded to ZIC were approximately $66,603,000, $158,102,000 and $186,187,000 for the years ended December 31, 2022, 2021 and 2020, respectively.

Premiums assumed from unaffiliated companies approximated $162,000, $169,000 and $161,000 for the years ended December 31, 2022, 2021 and 2020, respectively. Premiums ceded to unaffiliated companies approximated $191,524,000, $192,700,000 and $189,938,000 for the years ended December 31, 2022, 2021 and 2020, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $0, $0 and $499,000 for the years ended December 31, 2022, 2021 and 2020, respectively. Claims ceded to unaffiliated companies were approximately $153,653,000, $170,162,000 and $151,881,000 for the years ended December 31, 2022, 2021 and 2020, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($513,000), ($87,000), and ($60,000) for the years ended December 31, 2022, 2021 and 2020, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($112,519,000), ($126,112,000) and ($126,757,000) for the years ended December 31, 2022, 2021 and 2020, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2022 and 2021 would be approximately $6,965,000 and $7,611,000, respectively.

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2022, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2022, there were $543.2 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2022
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
$5.19	$77.68	$248.14	$331.01

8.	Surplus and Restrictions

Statutory surplus of approximately $319,436,000 and $342,005,000 as of December 31, 2022 and 2021, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2022 and 2021 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2023 and 2022 are $31,944,000 and $34,200,000, respectively. Dividends are approved by the board of directors.

On May 23 and November 15, 2022, the Company declared extraordinary dividends in the amount of $50,000,000 and $102,000,000, respectively. These were paid to FGI on June 30 and December 28, 2022, respectively, with the non-disapproval of the Washington Office of Insurance Commissioner.

9.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This has impacted all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 10.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $555,000, $550,000, and $435,000 for the years 2022, 2021 and 2020, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

10.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI will contribute an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2022, 2021 and 2020 was approximately $5,198,000, $4,478,000, and $3,767,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $4,048,000, $3,697,000 and $4,003,000 for the years ended December 31, 2022, 2021, and 2020, respectively.

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

11.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2022 and 2021 are as follows:

	2022
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$154,659	$3	$154,662
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	154,659	3	154,662
Deferred tax assets nonadmitted	(92,056)	—	(92,056)

Subtotal net admitted deferred tax assets	62,603	3	62,606
Deferred tax liabilities	(20,899)	(39)	(20,938)

Net admitted deferred tax asset	$41,704	$(36)	$41,668

	2021
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$146,890	$144	$147,034
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	146,890	144	147,034
Deferred tax assets nonadmitted	(81,923)	—	(81,923)

Subtotal net admitted deferred tax assets	64,967	144	65,111
Deferred tax liabilities	(20,339)	(38)	(20,377)

Net admitted deferred tax asset	$44,628	$106	$44,734

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$7,769	$(141)	$7,628
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	7,769	(141)	7,628
Deferred tax assets nonadmitted	(10,133)	—	(10,133)

Subtotal net admitted deferred tax assets	(2,364)	(141)	(2,505)
Deferred tax liabilities	(560)	(1)	(561)

Net admitted deferred tax asset	$(2,924)	$(142)	$(3,066)

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The SSAP No. 101 admission calculation components are as follows:

	2022
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3	$3
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	41,665	—	41,665
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	53,896	—	53,896
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	41,665
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,938	—	20,938

Deferred tax assets admitted as the result of application of SSAP No. 101	$62,603	$3	$62,606

Ratio percentage used to determine recovery period and threshold limitation amount			545%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$277,768

	2021
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$144	$144
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	44,590	—	44,590
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	56,388	—	56,388
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	44,591
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,377	—	20,377

Deferred tax assets admitted as the result of application of SSAP No. 101	$64,967	$144	$65,111

Ratio percentage used to determine recovery period and threshold limitation amount			560%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$297,270

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(141)	$(141)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(2,925)	—	(2,925)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(2,492)	—	(2,492)
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(2,926)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	561	—	561

Deferred tax assets admitted as the result of application of SSAP No. 101	$(2,364)	$(141)	$(2,505)

Ratio percentage used to determine recovery period and threshold limitation amount			-15%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(19,502)

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2022
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$154,659	$3
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$62,603	$3
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

	2021
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$146,890	$144
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$64,967	$144
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$7,769	$(141)
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(2,364)	$(141)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2022, 2021 and 2020 consisted of the following major components:

(in thousands of dollars)	2022	2021	2020
Current income tax
Federal income tax	$37,414	$28,958	$37,093
Federal income tax on net capital gains / (losses)	7,968	1,613	1,162

Federal income taxes incurred	$45,382	$30,571	$38,255

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2022 and 2021 were as follows:

(in thousands of dollars)	2022	2021	Change
Deferred tax assets
Ordinary
Deferred acquisition costs	$108,785	$99,562	$9,223
Life insurance reserves	42,257	43,577	(1,320)
Compensation and benefits accrual	1,250	1,256	(6)
Nonadmitted assets	1,241	1,268	(27)
Other	1,126	1,227	(101)

	154,659	146,890	7,769
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(92,056)	(81,923)	(10,133)

Admitted ordinary deferred tax assets	62,603	64,967	(2,364)

Capital
Investments	3	144	(141)
Unrealized loss on investments	—	—	—

Subtotal	3	144	(141)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	3	144	(141)

Admitted deferred tax assets	62,606	65,111	(2,505)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	17,036	17,409	(373)
Fixed assets	2,509	1,732	777
Market discount on bonds	1,078	830	248
Policyholder reserves	276	368	(92)
Internally developed software	—	—	—

Total ordinary deferred tax liabilities	20,899	20,339	560

Capital
Investments	39	38	1
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	39	38	1

Total deferred tax liabilities	20,938	20,377	561

Net admitted deferred tax assets	$41,668	$44,734	$(3,066)

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The change in net deferred income taxes as of December 31, 2022 and 2021 was composed of the following:

(in thousands of dollars)	2022	2021	Change
Total deferred tax assets	$154,662	$147,034	$7,628
Total deferred tax liabilities	(20,938)	(20,377)	(561)

Net deferred tax asset (liability)	$133,724	$126,657	7,067

Tax effect of unrealized gains (losses)			—

Change in net deffered income tax (charge) benefit			$7,067

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2022	2021	2020
Provision computed at statutory rate	39,509	23,106	32,380
Separate account dividend received deduction	(620)	(323)	(372)
Amortization of interest maintenance reserve	(416)	(575)	(689)
Prior year under/(over) accrual of income taxes	(235)	(73)	(19)
Nonadmitted assets	27	121	975
Aggregate write in adjustments included in surplus	—	(50)	—
Changes in reserve valuation basis	—	—	(366)
Other	50	38	19

	38,315	22,244	31,928

Federal income tax incurred-operations	37,414	28,958	37,093
Tax on capital gains (losses)	7,968	1,613	1,162
Change in net deferred income tax	(7,067)	(8,327)	(6,327)

Total statutory income taxes	38,315	22,244	31,928

As of December 31, 2022, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount
2022	$7,968
2021	1,607
2020	1,162

There were no deposits admitted under IRC §6603.

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.

The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

During 2022 and 2021, the Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

On August 16, 2022, the Inflation Reduction Act of 2022 was signed into law by President Biden. The Act includes a new federal corporate alternative minimum tax (CAMT),effective in 2023, that is based on the adjusted financial statement set forth on the applicable financial statements of an applicable corporation.

The CAMT applies to companies with average annual book income of $1 billion or more and assesses a 15% tax on financial statement income (adjusted for certain items) based on the applicable financial statement to the extent that amount exceeds the regular corporate tax.

The controlled group of corporations of which the Company is a member has determined that it will likely be an applicable corporation in 2023. However, the Company has determined that it is not likely to be impacted by the new CAMT provisions in 2023.

12.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $911,000 and $607,000 for December 31, 2022 and December 31, 2021, respectively; and related premium tax benefit assets of $570,000 and $310,000 for December 31, 2022 and December 31, 2021, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

13.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2021 and 2020 was approximately $41,483,000, including reinvestment of principal repayment and maturities, and $41,850,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2022, was approximately $82,411,000 including reinvestment of principal repayment and maturities.

In March 2018, the Company sold a real property, Ohio State Life building, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale- leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction was being deferred to Special Surplus and was being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. On June 30, 2021, the Company closed its office location in Columbus, Ohio. The Company is no longer receiving the economic benefits having vacated the Columbus office building two years before its lease expiration date of June 30, 2023. The Company classified the operating lease as onerous resulting in the recording of an impairment liability provision and loss of $2,064,000 on June 30, 2021, before tax. The amount includes $241,000 of related furniture and equipment impairments. The remaining gain from 2018 sale of $1,200,000 was moved from special surplus funds to surplus.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2022, the total minimum aggregate rental commitment for the length of the lease period was $11,765,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31,
2023	$2,037
2024	1,824
2025	1,824
2026	1,824
2027 & later	4,256

Total future minimum payments required	$11,765

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2022	2021	2020
Minimum rentals	$2,336	$2,336	$2,336
Less: Sublease rentals	—	—	—

	$2,336	$2,336	$2,336

14.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2022, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 39 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2022, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets
Farmers Variable Annuity	$168,749
Farmers Variable Universal Life	394,911
Farmers LifeAccumulator VUL	27,709
Farmers EssentialLife VUL	443,856

$1,035,225

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2022 is $297,106,000. The fund value is $277,689,000. The maximum guarantee excess is $19,417,000.

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges
2022	$281
2021	309
2020	289
2019	272
2018	296

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate Account
Year	Guarantees
2022	$41
2021	26
2020	7
2019	96
2018	87

Premiums, considerations or deposits received for the years ended December 31, 2022, 2021 and 2020, were approximately $125,540,000, $128,659,000 and $116,967,000 respectively.

Reserves for accounts with assets as of December 31, 2022 and 2021, at market value are approximately $1,023,892,000 and $1,269,114,000 respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2022, 2021 and 2020 is as follows:

(in thousands of dollars)	2022	2021	2020
Transfers (from)/to as reported in the statements of operations of the separate accounts	$15,032	$7,441	$(550)
Less: Sundry general income/(expense)	(112)	35	(390)
Transfers ceded to Reinsurer	1,878	1,140	6,274

Net transfers (from)/to separate accounts	$16,798	$8,616	$5,334

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

15.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2022 and 2021:

	2022		2021
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$6,213	$574	$6,286	$657

Ordinary renewal	141,305	81,017	143,483	82,711

	$147,518	$81,591	$149,769	$83,368

51

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

16.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2022 and 2021:

Individual Annuities	2022
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$108,774	$—	$108,774	6.0%
At fair value	—	168,278	168,278	9.3%

Total with market value adjustment or at fair value	$108,774	168,278	277,052	15.3%
At book value without adjustment (minimal or no charge or adjustment)	1,240,203	—	1,240,203	68.4%
Not subject to discretionary withdrawal	297,160	—	297,160	16.4%

Total	1,646,137	168,278	1,814,415	100.0%

Reinsurance ceded	1,592,418	—	1,592,418

Total (net)	$53,719	$168,278	$221,997

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	103	—	103

Deposit-Type Contracts	2022
(in thousands of dollars)
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—%

Total with market value adjustment or at fair value	—	—	—	—%

At book value without adjustment (minimal or no charge or adjustment)	311,232	—	311,232	68.1%
Not subject to discretionary withdrawal	145,463	—	145,463	31.9%

Total	456,695	—	456,695	100.0%

Reinsurance ceded	133,553	—	133,553

Total (net)	$323,142	$—	$323,142

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

52

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Individual Annuities	2021
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$119,441	$—	$119,441	6.3%
At fair value	—	226,624	226,624	11.9%

Total with market value adjustment or at fair value	119,441	226,624	346,065	18.1%
At book value without adjustment (minimal or no charge or adjustment)	1,276,764	—	1,276,764	66.9%
Not subject to discretionary withdrawal	285,932	—	285,932	15.0%

Total	1,682,137	226,624	1,908,761	100.0%

Reinsurance ceded	1,625,799	—	1,625,799

Total (net)	$56,338	$226,624	$282,962

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	393	—	393

Deposit-Type Contracts	2021
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—%

Total with market value adjustment or at fair value	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	290,384	—	290,384	64.4%
Not subject to discretionary withdrawal	160,838	—	160,838	35.6%

Total	451,222	—	451,222	100.0%

Reinsurance ceded	149,058	—	149,058

Total (net)	$302,164	$—	$302,164

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

53

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Reconciliation	2022	2021
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$51,789	$53,848
Exhibit 5, Supplementary Contracts w/Life Contingencies Section,
Total (net)	803	843
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves -
AG43	1,126	1,646
Exhibit 7, Deposit—Type Contracts, Line 14, Col. 1	323,142	302,163

Subtotal	376,860	358,500
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	168,278	226,624
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—
	168,278	226,624

Combined Total	$545,138	$585,124

54

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2022 and 2021:

Life
(in thousands of dollars)	2022
	General Account
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$12,343	$12,343	$13,790
Universal Life	1,981,655	1,978,374	2,011,575
Universal Life with Secondary Guarantees	260,280	244,717	283,882
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	198,119	118,169	247,653
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	726,593	726,593	891,538
Variable Life	—	—	—
Variable Universal Life	114,994	113,069	118,984
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,105,106
Accidental Death Benefits	—	—	3,319
Disability—Active Lives	—	—	27,193
Disability—Disabled Lives	—	—	28,889
Miscellaneous Reserves	—	—	35,050

Total	3,293,984	3,193,265	5,766,979

Reinsurance ceded	198,119	118,169	2,290,556

Total (net)	$3,095,865	$3,075,096	$3,476,423

55

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Life
(in thousands of dollars)	2022
Separate Account
Separate Account with Nonguarantees	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	—	—	—
Variable Universal Life	866,434	823,171	855,612
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability—Active Lives	—	—	—
Disability—Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—
Total	866,434	823,171	855,612

Reinsurance ceded	—

Total (net)	$866,434	$823,171	$855,612

56

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Life
(in thousands of dollars)	2021
	General Account
General Account	Account Value	General Account Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$12,166	$12,166	$13,604
Universal Life	1,997,622	1,994,118	2,028,005
Universal Life with Secondary Guarantees	235,174	217,398	261,888
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	159,134	89,206	239,037
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	709,405	709,405	871,471
Variable Life	—	—	—
Variable Universal Life	105,953	104,060	109,697
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,127,871
Accidental Death Benefits	—	—	3,347
Disability—Active Lives	—	—	27,724
Disability—Disabled Lives	—	—	28,410
Miscellaneous Reserves	—	—	36,806
Total	3,219,454	3,126,353	5,747,860

Reinsurance ceded	159,134	89,206	2,295,479

Total (net)	$3,060,320	$3,037,147	$3,452,381

57

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Life
(in thousands of dollars)	2021
Separate Account
Separate Account with Nonguarantees	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	—	—	—
Variable Universal Life	1,058,423	1,008,423	1,042,489
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability—Active Lives	—	—	—
Disability—Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—
Total	1,058,423	1,008,423	1,042,489

Reinsurance ceded	—

Total (net)	$1,058,423	$1,008,423	$1,042,489

58

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2022, 2021 and 2020

Reconciliation	2022	2021
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$3,394,671	$3,369,252
Exhibit 5, Accidental Death Benefits Section, Total (net)	3,224	3,261
Exhibit 5, Disability—Acitve Lives Section, Total (net)	26,767	27,392
Exhibit 5, Disability—Disabled Lives Section, Total (net)	28,703	28,258
Exhibit 5, Miscellaneous Reserves Section, Total (net)	23,058	24,216

Subtotal	3,476,423	3,452,379
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	855,612	1,042,489
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	855,612	1,042,489
Combined Total	$4,332,035	$4,494,868

17. Subsequent Events

No material subsequent events have occurred since December 31, 2022 through April 28, 2023, the date at which the financial statements were issued, that would required adjustment to the financial statements.

59

Farmers Variable Life

Separate Account A of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2022

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Variable Life Separate Account A (the Separate Account), as of December 31, 2022, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Separate Account since 2021.

Atlanta, Georgia

April 28, 2023

Appendix – Subaccounts comprising Farmers Variable Life Separate Account A

American Funds Insurance Series Asset Allocation Fund

American Funds Insurance Series Capital Income Builder Fund

American Funds Insurance Series Capital World Growth and Income Fund

American Funds Insurance Series Global Growth Fund

American Funds Insurance Series Growth Fund

American Funds Insurance Series Growth-Income Fund

American Funds Insurance Series International Fund

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio

DWS Investments VIT Funds – Class B Shares DWS Equity 500 Index VIP

DWS Variable Series I – Class A Shares DWS Core Equity VIP

DWS Variable Series I – Class A Shares DWS CROCI International VIP

DWS Variable Series I – Class A Shares DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares DWS CROCI U.S. VIP

DWS Variable Series II – Class A Shares DWS Government Money Market VIP

DWS Variable Series II – Class A Shares DWS High Income VIP

DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Growth Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Index 500 Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund

Janus Henderson VIT Balanced Portfolio (Service Shares)

Janus Henderson VIT Enterprise Portfolio (Service Shares)

Janus Henderson VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds Diversified International Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds LargeCap Growth Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Core Plus Bond Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Government & High Quality Bond Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Short-Term Income Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	American Funds Insurance Series							BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio
Assets
Investments, at fair value	$5,296,420	$5,065,333	$4,836,616	$6,935,668	$30,744,930	$12,105,564	$1,983,554	$3,149,029
Dividends receivable	—	—	—	—	—	—	—	—

	5,296,420	5,065,333	4,836,616	6,935,668	30,744,930	12,105,564	1,983,554	3,149,029
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$5,296,420	$5,065,333	$4,836,616	$6,935,668	$30,744,930	$12,105,564	$1,983,554	$3,149,029

Accumulation units outstanding	335,800	373,154	301,371	366,344	1,307,622	633,185	155,899	96,236

Shares owned in each portfolio	241,735	461,324	415,517	232,819	407,758	244,755	130,240	76,806

Market value per share	$21.91	$10.98	$11.64	$29.79	$75.40	$49.46	$15.23	$41.00

Cost of investments	$5,845,487	$4,907,951	$5,985,272	$7,788,104	$37,023,064	$12,682,604	$2,507,863	$3,019,745

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$235,535
Accumulation units outstanding	—	—	—	—	—	—	—	9,144
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$25.76
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$5,296,420	$5,065,333	$4,836,616	$6,935,668	$30,744,930	$12,105,564	$1,983,554	$2,913,494
Accumulation units outstanding	335,800	373,154	301,371	366,344	1,307,622	633,185	155,899	87,092
Unit value of accumulation units	$15.77	$13.57	$16.05	$18.93	$23.51	$19.12	$12.72	$33.45

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Equity 500 Index VIP	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP
Assets
Investments, at fair value	$8,838,968	$233,064	$2,600,721	$4,594,448	$16,729,512	$14,298,144	$36,799,247	$17,348,583
Dividends receivable	—	—	—	—	—	—	—	32,968

	8,838,968	233,064	2,600,721	4,594,448	16,729,512	14,298,144	36,799,247	17,381,551
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$8,838,968	$233,064	$2,600,721	$4,594,448	$16,729,512	$14,298,144	$36,799,247	$17,381,551

Accumulation units outstanding	363,889	8,177	98,418	142,795	1,991,898	637,571	1,034,968	1,582,108

Shares owned in each portfolio	240,255	10,195	113,223	438,820	2,577,737	1,678,186	2,800,552	17,348,583

Market value per share	$36.79	$22.86	$22.97	$10.47	$6.49	$8.52	$13.14	$1.00

Cost of investments	$9,752,384	$298,543	$2,317,976	$4,727,583	$18,092,407	$18,294,868	$37,412,343	$17,348,583

Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,240,122	$233,064	$—	$4,594,448	$13,819,222	$9,972,886	$32,843,579	$13,526,375
Accumulation units outstanding	224,199	8,177	—	142,795	1,713,895	395,046	872,597	1,203,684
Unit value of accumulation units	$23.37	$28.50	$—	$32.18	$8.06	$25.24	$37.64	$11.23
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$2,600,721	$—	$—	$—	$299,060	$—
Accumulation units outstanding	—	—	98,418	—	—	—	19,748	—
Unit value of accumulation units	$—	$—	$26.43	$—	$—	$—	$15.14	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,598,846	$—	$—	$—	$2,910,290	$4,325,258	$3,656,608	$3,855,176
Accumulation units outstanding	139,690	—	—	—	278,003	242,525	142,622	378,424
Unit value of accumulation units	$25.76	$—	$—	$—	$10.47	$17.83	$25.64	$10.21

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	DWS Variable Series II – Class A Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class			Fidelity VIP Freedom Funds – Service Class 2 Shares
	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Assets
Investments, at fair value	$8,182,987	$439,108	$59,566,530	$61,601,259	$35,441,540	$115,633	$223,722	$281,104
Dividends receivable	—	—	—	—	—	—	—	—

	8,182,987	439,108	59,566,530	61,601,259	35,441,540	115,633	223,722	281,104
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$8,182,987	$439,108	$59,566,530	$61,601,259	$35,441,540	$115,633	$223,722	$281,104

Accumulation units outstanding	344,923	43,365	1,478,714	1,656,327	993,558	6,845	11,845	14,152

Shares owned in each portfolio	1,532,395	36,684	839,202	165,067	1,098,962	10,512	19,522	25,837

Market value per share	$5.34	$11.97	$70.98	$373.19	$32.25	$11.00	$11.46	$10.88

Cost of investments	$9,256,175	$549,565	$60,278,749	$39,946,988	$37,228,386	$132,090	$259,523	$330,667

Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,279,523	$439,108	$31,651,308	$30,061,767	$11,745,760	$—	$—	$—
Accumulation units outstanding	203,182	43,365	831,655	812,882	200,061	—	—	—
Unit value of accumulation units	$25.98	$10.13	$38.06	$36.98	$58.71	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$1,277,959	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	37,018	—	—	—	—	—
Unit value of accumulation units	$—	$—	$34.52	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$2,903,464	$—	$26,637,263	$31,539,492	$23,695,780	$115,633	$223,722	$281,104
Accumulation units outstanding	141,741	—	610,041	843,445	793,497	6,845	11,845	14,152
Unit value of accumulation units	$20.48	$—	$43.66	$37.39	$29.86	$16.90	$18.89	$19.86

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	Fidelity VIP Freedom Funds – Service Class 2 Shares				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio
Assets
Investments, at fair value	$1,408,795	$2,056,193	$9,904,804	$923,095	$1,112,464	$4,473,438	$8,193,393	$10,188,027
Dividends receivable	—	—	—	—	—	—	—	—

	1,408,795	2,056,193	9,904,804	923,095	1,112,464	4,473,438	8,193,393	10,188,027
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$1,408,795	$2,056,193	$9,904,804	$923,095	$1,112,464	$4,473,438	$8,193,393	$10,188,027

Accumulation units outstanding	68,327	92,692	430,079	60,128	74,117	224,667	356,464	404,045

Shares owned in each portfolio	122,931	151,302	727,225	87,414	111,135	435,159	767,891	979,618

Market value per share	$11.46	$13.59	$13.62	$10.56	$10.01	$10.28	$10.67	$10.40

Cost of investments	$1,627,683	$2,224,397	$10,409,471	$1,019,758	$1,238,914	$5,283,752	$9,435,235	$11,841,404

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,408,795	$2,056,193	$9,904,804	$923,095	$1,112,464	$4,473,438	$8,193,393	$10,188,027
Accumulation units outstanding	68,327	92,692	430,079	60,128	74,117	224,667	356,464	404,045
Unit value of accumulation units	$20.62	$22.18	$23.03	$15.35	$15.01	$19.91	$22.99	$25.22

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class			Janus Henderson
	Developing Markets VIP Fund	Small –Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)
Assets
Investments, at fair value	$5,414,016	$13,828,584	$12,195,661	$10,602,220	$3,918,646	$21,332,398	$20,179,066	$4,207,447
Dividends receivable	—	—	—	—	—	—	—	—

	5,414,016	13,828,584	12,195,661	10,602,220	3,918,646	21,332,398	20,179,066	4,207,447
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$5,414,016	$13,828,584	$12,195,661	$10,602,220	$3,918,646	$21,332,398	$20,179,066	$4,207,447

Accumulation units outstanding	254,745	452,833	412,437	193,604	118,603	637,964	682,558	97,116

Shares owned in each portfolio	725,739	1,315,755	973,317	712,036	376,793	2,318,739	475,137	67,019

Market value per share	$7.46	$10.51	$12.53	$14.89	$10.40	$9.20	$42.47	$62.78

Cost of investments	$6,281,538	$20,449,927	$14,120,159	$11,000,891	$4,676,111	$28,118,969	$17,741,398	$3,848,239

Variable Universal Life contracts with expenses of 0.90%
Net assets	$5,414,016	$4,119,113	$4,227,046	$10,487,253	$3,355,235	$21,332,398	$4,069,339	$3,671,688
Accumulation units outstanding	254,745	133,587	125,527	188,390	91,426	637,964	117,279	79,237
Unit value of accumulation units	$21.25	$30.83	$33.67	$55.67	$36.70	$33.44	$34.70	$46.34
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$898,192	$114,968	$563,411	$—	$—	$535,759
Accumulation units outstanding	—	—	42,829	5,214	27,176	—	—	17,878
Unit value of accumulation units	$—	$—	$20.97	$22.05	$20.73	$—	$—	$29.97
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$9,709,471	$7,070,423	$—	$—	$—	$16,109,727	$—
Accumulation units outstanding	—	319,246	244,081	—	—	—	565,279	—
Unit value of accumulation units	$—	$30.41	$28.97	$—	$—	$—	$28.50	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	Janus Henderson	PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I	Short-Term Income Account I
Assets
Investments, at fair value	$57,846,788	$6,235,006	$6,097,188	$728,444	$305,925	$115,332	$134,228	$7,409
Dividends receivable	—	—	—	—	—	—	—	—

	57,846,788	6,235,006	6,097,188	728,444	305,925	115,332	134,228	7,409
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$57,846,788	$6,235,006	$6,097,188	$728,444	$305,925	$115,332	$134,228	$7,409

Accumulation units outstanding	1,763,452	310,890	414,974	66,083	24,589	11,986	14,806	742

Shares owned in each portfolio	1,706,898	655,626	643,163	54,524	10,123	12,243	16,290	3,074

Market value per share	$33.89	$9.51	$9.48	$13.36	$30.22	$9.42	$8.24	$2.41

Cost of investments	$66,606,001	$6,979,546	$6,548,827	$825,854	$395,588	$138,245	$159,558	$7,801

Variable Universal Life contracts with expenses of 0.90%
Net assets	$32,410,859	$4,190,019	$4,597,053	$—	$—	$—	$—	$—
Accumulation units outstanding	1,053,109	191,208	295,114	—	—	—	—	—
Unit value of accumulation units	$30.78	$21.91	$15.58	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$24,991	$—	$—	$—
Accumulation units outstanding	—	—	—	—	2,036	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$12.28	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$728,444	$280,934	$115,332	$134,227	$7,409
Accumulation units outstanding	—	—	—	66,083	22,553	11,986	14,806	742
Unit value of accumulation units	$—	$—	$—	$11.02	$12.46	$9.62	$9.07	$9.99
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$25,435,929	$2,044,987	$1,500,135	$—	$—	$—	$—	$—
Accumulation units outstanding	710,343	119,682	119,860	—	—	—	—	—
Unit value of accumulation units	$35.81	$17.09	$12.52	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares –Strategic Asset Management (“SAM”) Portfolios
	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio
Assets
Investments, at fair value	$5,103,373	$10,501,778	$13,933,005	$2,439,033	$51,420,436	$9,250,500	$103,002,928	$2,436,817
Dividends receivable	—	—	—	—	—	—	—	—

	5,103,373	10,501,778	13,933,005	2,439,033	51,420,436	9,250,500	103,002,928	2,436,817
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$5,103,373	$10,501,778	$13,933,005	$2,439,033	$51,420,436	$9,250,500	$103,002,928	$2,436,817

Accumulation units outstanding	147,629	276,153	89,095	164,270	2,211,196	458,902	3,814,048	135,105

Shares owned in each portfolio	171,369	400,984	275,574	188,926	4,113,635	920,448	5,950,487	243,195

Market value per share	$29.78	$26.19	$50.56	$12.91	$12.50	$10.05	$17.31	$10.02

Cost of investments	$4,688,830	$9,006,152	$14,376,862	$2,825,915	$60,902,370	$10,750,614	$108,166,036	$2,941,186

Variable Universal Life contracts with expenses of 0.90%
Net assets	$2,900,886	$8,292,962	$13,207,070	$2,247,554	$14,391,553	$2,269,799	$41,585,629	$728,280
Accumulation units outstanding	67,046	181,957	62,560	151,913	475,455	90,721	1,192,188	33,383
Unit value of accumulation units	$43.27	$45.58	$211.11	$14.79	$30.27	$25.02	$34.88	$21.82
Life Accumulator contracts with expenses of 0.70%
Net assets	$17	$—	$—	$—	$51,562	$94,057	$1,145	$—
Accumulation units outstanding	1	—	—	—	1,705	3,805	32	—
Unit value of accumulation units	$63.73	$—	$—	$—	$30.23	$24.72	$35.21	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$2,202,470	$2,208,816	$725,935	$191,479	$2,854,612	$431,223	$4,707,834	$357,260
Accumulation units outstanding	80,582	94,199	26,536	12,360	171,156	29,208	251,573	26,425
Unit value of accumulation units	$27.33	$23.45	$27.36	$15.49	$16.68	$14.76	$18.71	$13.52
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$34,122,709	$6,455,421	$56,708,320	$1,351,278
Accumulation units outstanding	—	—	—	—	1,562,880	335,168	2,370,254	75,297
Unit value of accumulation units	$—	$—	$—	$—	$21.83	$19.26	$23.92	$17.95

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2022

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$129,535,185
Dividends receivable	—

129,535,185
Liabilities	—

Total liabilities	—
Net assets	$129,535,185

Accumulation units outstanding	4,485,699

Shares owned in each portfolio	6,680,515

Market value per share	$19.39

Cost of investments	$134,026,427

Variable Universal Life contracts with expenses of 0.90%
Net assets	$51,771,026
Accumulation units outstanding	1,355,853
Unit value of accumulation units	$38.18
Life Accumulator contracts with expenses of 0.70%
Net assets	$5,910
Accumulation units outstanding	151
Unit value of accumulation units	$38.99
Life Accumulator contracts with expenses of 0.30%
Net assets	$6,295,075
Accumulation units outstanding	313,046
Unit value of accumulation units	$20.11
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$71,463,174
Accumulation units outstanding	2,816,650
Unit value of accumulation units	$25.37

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	American Funds Insurance Series							BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio
Investment income
Dividend income	100,646	136,715	113,693	47,438	108,270	159,739	34,707	9,614

Total investment income	100,646	136,715	113,693	47,438	108,270	159,739	34,707	9,614
Expenses	14,572	14,197	13,499	19,680	95,123	34,705	5,301	11,356

Total expenses	14,572	14,197	13,499	19,680	95,123	34,705	5,301	11,356
Net investment income (loss)	$86,074	$122,518	$100,194	$27,758	$13,147	$125,034	$29,406	$(1,742)

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$5,834	$52,573	$(24,670)	$7,798	$215,838	$36,443	$(27,891)	$50,163

Capital gain distributions	$495,407	$—	$987,114	$733,026	$4,561,363	$1,141,652	$242,252	$233,149

Net realized gain (loss) on investment transactions	$501,241	$52,573	$962,444	$740,824	$4,777,201	$1,178,095	$214,361	$283,312
Net unrealized appreciation (depreciation) of investments
Beginning of period	741,793	690,071	789,990	1,858,272	10,259,289	2,879,804	139,143	1,326,509
End of period	$(549,067)	$157,382	$(1,148,656)	$(852,436)	$(6,278,134)	$(577,040)	$(524,309)	$129,284
Change in net unrealized appreciation (depreciation) of investments	$(1,290,860)	$(532,689)	$(1,938,646)	$(2,710,708)	$(16,537,423)	$(3,456,844)	$(663,452)	$(1,197,225)
Net increase (decrease) in net assets from operations	$(703,545)	$(357,598)	$(876,008)	$(1,942,126)	$(11,747,075)	$(2,153,715)	$(419,685)	$(915,655)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares			DWS Variable Series II – Class A Shares
	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Equity 500 Index VIP	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP
Investment income
Dividend income	—	—	24,465	40,094	538,289	84,145	704,530	224,806

Total investment income	—	—	24,465	40,094	538,289	84,145	704,530	224,806
Expenses	61,512	2,217	8,534	44,694	133,618	110,162	324,352	133,923

Total expenses	61,512	2,217	8,534	44,694	133,618	110,162	324,352	133,923
Net investment income (loss)	$(61,512)	$(2,217)	$15,931	$(4,600)	$404,671	$(26,017)	$380,178	$90,883

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$86,888	$1,421	$33,846	$159,890	$(111,875)	$(210,600)	$250,123	$—

Capital gain distributions	$2,002,257	$51,700	$167,826	$707,308	$—	$2,701,137	$588,588	$—

Net realized gain (loss) on investment transactions	$2,089,145	$53,121	$201,672	$867,198	$(111,875)	$2,490,537	$838,711	$—
Net unrealized appreciation (depreciation) of investments
Beginning of period	2,964,854	44,571	1,128,387	1,666,837	1,564,637	3,060,720	7,807,715	—
End of period	$(913,416)	$(65,479)	$282,745	$(133,135)	$(1,362,895)	$(3,996,724)	$(613,096)	$—
Change in net unrealized appreciation (depreciation) of investments	$(3,878,270)	$(110,050)	$(845,642)	$(1,799,972)	$(2,927,532)	$(7,057,444)	$(8,420,811)	$—
Net increase (decrease) in net assets from operations	$(1,850,637)	$(59,146)	$(628,039)	$(937,374)	$(2,634,736)	$(4,592,924)	$(7,201,922)	$90,883

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	DWS Variable Series II – Class A Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class			Fidelity VIP Freedom Funds – Service Class 2 Shares
	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Investment income
Dividend income	445,617	—	324,323	899,805	149,985	2,493	4,443	5,445

Total investment income	445,617	—	324,323	899,805	149,985	2,493	4,443	5,445
Expenses	57,645	4,468	402,824	384,823	179,626	382	683	840

Total expenses	57,645	4,468	402,824	384,823	179,626	382	683	840
Net investment income (loss)	$387,972	$(4,468)	$(78,501)	$514,982	$(29,641)	$2,111	$3,760	$4,605

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(90,078)	$(23,230)	$1,331,795	$1,560,717	$167,306	$(555)	$(1,074)	$23

Capital gain distributions	$—	$61,865	$4,800,975	$490,475	$2,395,415	$7,894	$13,440	$27,367

Net realized gain (loss) on investment transactions	$(90,078)	$38,635	$6,132,770	$2,051,192	$2,562,721	$7,339	$12,366	$27,390
Net unrealized appreciation (depreciation) of investments
Beginning of period	100,640	108,200	24,861,272	38,161,743	6,991,012	11,023	15,736	29,237
End of period	$(1,073,188)	$(110,457)	$(712,219)	$21,654,271	$(1,786,846)	$(16,457)	$(35,801)	$(49,563)
Change in net unrealized appreciation (depreciation) of investments	$(1,173,828)	$(218,657)	$(25,573,491)	$(16,507,472)	$(8,777,858)	$(27,480)	$(51,537)	$(78,800)
Net increase (decrease) in net assets from operations	$(875,934)	$(184,490)	$(19,519,222)	$(13,941,298)	$(6,244,778)	$(18,030)	$(35,411)	$(46,805)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	Fidelity VIP Freedom Funds – Service Class 2 Shares				Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio
Investment income
Dividend income	26,869	38,829	174,534	18,682	25,072	86,910	127,644	103,301

Total investment income	26,869	38,829	174,534	18,682	25,072	86,910	127,644	103,301
Expenses	4,312	6,394	29,888	2,772	3,250	13,245	25,293	31,339

Total expenses	4,312	6,394	29,888	2,772	3,250	13,245	25,293	31,339
Net investment income (loss)	$22,557	$32,435	$144,646	$15,910	$21,822	$73,665	$102,351	$71,962

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(6,873)	$26,696	$21,421	$4,265	$(4,522)	$(3,424)	$(8,876)	$(22,208)

Capital gain distributions	$142,919	$137,194	$662,402	$32,372	$71,797	$715,765	$1,584,049	$2,142,680

Net realized gain (loss) on investment transactions	$136,046	$163,890	$683,823	$36,637	$67,275	$712,341	$1,575,173	$2,120,472
Net unrealized appreciation (depreciation) of investments
Beginning of period	203,979	441,466	2,292,774	82,513	77,345	672,039	1,984,556	2,636,512
End of period	$(218,888)	$(168,204)	$(504,667)	$(96,663)	$(126,450)	$(810,314)	$(1,241,842)	$(1,653,377)
Change in net unrealized appreciation (depreciation) of investments	$(422,867)	$(609,670)	$(2,797,441)	$(179,176)	$(203,795)	$(1,482,353)	$(3,226,398)	$(4,289,889)
Net increase (decrease) in net assets from operations	$(264,264)	$(413,345)	$(1,968,972)	$(126,629)	$(114,698)	$(696,347)	$(1,548,874)	$(2,097,455)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class			Janus Henderson
	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)
Investment income
Dividend income	146,036	—	121,203	76,104	13,156	—	235,649	11,891

Total investment income	146,036	—	121,203	76,104	13,156	—	235,649	11,891
Expenses	49,867	72,166	62,935	98,502	33,982	218,661	86,780	36,256

Total expenses	49,867	72,166	62,935	98,502	33,982	218,661	86,780	36,256
Net investment income (loss)	$96,169	$(72,166)	$58,268	$(22,398)	$(20,826)	$(218,661)	$148,869	$(24,365)

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(9,223)	$(304,203)	$(191,125)	$221,594	$(4,504)	$209,310	$284,128	$173,098

Capital gain distributions	$421,982	$3,903,314	$2,287,262	$1,636,620	$44,112	$4,156,096	$578,245	$773,311

Net realized gain (loss) on investment transactions	$412,759	$3,599,111	$2,096,137	$1,858,214	$39,608	$4,365,406	$862,373	$946,409
Net unrealized appreciation (depreciation) of investments
Beginning of period	1,164,759	3,754,088	1,673,632	2,797,313	265,434	7,954,900	7,417,635	2,153,667
End of period	$(867,522)	$(6,621,343)	$(1,924,498)	$(398,671)	$(757,465)	$(6,786,571)	$2,437,668	$359,208
Change in net unrealized appreciation (depreciation) of investments	$(2,032,281)	$(10,375,431)	$(3,598,130)	$(3,195,984)	$(1,022,899)	$(14,741,471)	$(4,979,967)	$(1,794,459)
Net increase (decrease) in net assets from operations	$(1,523,353)	$(6,848,486)	$(1,443,725)	$(1,360,168)	$(1,004,117)	$(10,594,726)	$(3,968,725)	$(872,415)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	Janus Henderson	PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I	Short-Term Income Account I
Investment income
Dividend income	126,280	94,176	102,256	19,902	—	3,733	1,955	79

Total investment income	126,280	94,176	102,256	19,902	—	3,733	1,955	79
Expenses	412,199	45,284	46,390	2,251	1,149	359	414	19

Total expenses	412,199	45,284	46,390	2,251	1,149	359	414	19
Net investment income (loss)	$(285,919)	$48,892	$55,866	$17,651	$(1,149)	$3,374	$1,541	$60

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$584,427	$2,400	$(24,757)	$(352)	$(873)	$(1,532)	$(308)	$(1)

Capital gain distributions	$9,851,380	$2,468	$—	$70,701	$41,632	$1,412	$—	$10

Net realized gain (loss) on investment transactions	$10,435,807	$4,868	$(24,757)	$70,349	$40,759	$(120)	$(308)	$9
Net unrealized appreciation (depreciation) of investments
Beginning of period	30,318,144	49,205	(3,816)	174,010	109,263	(408)	(5,954)	(110)
End of period	$(8,759,213)	$(744,540)	$(451,639)	$(97,412)	$(89,665)	$(22,913)	$(25,330)	$(390)
Change in net unrealized appreciation (depreciation) of investments	$(39,077,357)	$(793,745)	$(447,823)	$(271,422)	$(198,928)	$(22,505)	$(19,376)	$(280)
Net increase (decrease) in net assets from operations	$(28,927,469)	$(739,985)	$(416,714)	$(183,422)	$(159,318)	$(19,251)	$(18,143)	$(211)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio
Investment income
Dividend income	35,819	187,073	—	—	1,164,706	214,767	2,027,953	72,429

Total investment income	35,819	187,073	—	—	1,164,706	214,767	2,027,953	72,429
Expenses	34,968	82,864	128,606	22,707	249,260	43,079	583,491	12,514

Total expenses	34,968	82,864	128,606	22,707	249,260	43,079	583,491	12,514
Net investment income (loss)	$851	$104,209	$(128,606)	$(22,707)	$915,446	$171,688	$1,444,462	$59,915

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$140,897	$205,866	$354,284	$6,287	$(176,751)	$(25,672)	$637,698	$(54,503)

Capital gain distributions	$699,709	$1,204,690	$1,569,908	$470,138	$7,250,515	$908,563	$11,934,765	$215,046

Net realized gain (loss) on investment transactions	$840,606	$1,410,556	$1,924,192	$476,425	$7,073,764	$882,891	$12,572,463	$160,543
Net unrealized appreciation (depreciation) of investments
Beginning of period	2,415,956	4,378,003	5,804,859	757,199	8,553,849	1,158,953	31,761,933	118,423
End of period	$414,541	$1,495,626	$(443,857)	$(386,882)	$(9,481,934)	$(1,500,114)	$(5,163,108)	$(504,371)
Change in net unrealized appreciation (depreciation) of investments	$(2,001,415)	$(2,882,377)	$(6,248,716)	$(1,144,081)	$(18,035,783)	$(2,659,067)	$(36,925,041)	$(622,794)
Net increase (decrease) in net assets from operations	$(1,159,958)	$(1,367,612)	$(4,453,130)	$(690,363)	$(10,046,573)	$(1,604,488)	$(22,908,116)	$(402,336)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2022

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Strategic Growth Portfolio
Investment income
Dividend income	2,648,614

Total investment income	2,648,614
Expenses	732,321

Total expenses	732,321
Net investment income (loss)	$1,916,293

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$1,000,506

Capital gain distributions	$14,716,637

Net realized gain (loss) on investment transactions	$15,717,143
Net unrealized appreciation (depreciation) of investments
Beginning of period	43,829,806
End of period	$(4,491,240)
Change in net unrealized appreciation (depreciation) of investments	$(48,321,046)
Net increase (decrease) in net assets from operations	$(30,687,610)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	American Funds Insurance Series
	Asset Allocation Fund		Capital Income Builder Fund		Capital World Growth and Income Fund		Global Growth Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$86,074	$58,473	$122,518	$109,192	$100,194	$60,717	$27,758	$2,712
Net realized gain (loss) from investment transactions	501,241	175,152	52,573	26,036	962,444	104,169	740,824	409,431
Change in net unrealized appreciation (depreciation) of investments	(1,290,860)	338,440	(532,689)	436,240	(1,938,646)	382,370	(2,710,708)	523,242

Net increase (decrease) in net assets from operations	(703,545)	572,065	(357,598)	571,468	(876,008)	547,256	(1,942,126)	935,385

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,098,345	1,888,126	1,958,067	1,905,669	1,878,464	1,768,605	2,699,851	2,429,601
Transfers for contract benefits and terminations	(146,742)	(225,353)	(462,415)	(209,344)	(189,707)	(121,278)	(225,846)	(170,492)
Contract maintenance charges	(945,410)	(921,258)	(910,769)	(929,252)	(815,102)	(817,068)	(1,163,925)	(1,105,894)
Transfers between subaccounts (including fixed account), net	29,508	188,727	(121,122)	58,614	(39,478)	87,231	(8,575)	128,240

Net increase (decrease) in net assets from contract transactions	1,035,701	930,242	463,761	825,687	834,177	917,490	1,301,505	1,281,455

Total increase (decrease) in net assets	332,156	1,502,307	106,163	1,397,155	(41,831)	1,464,746	(640,621)	2,216,840
Net assets
Beginning of period	4,964,264	3,461,957	4,959,170	3,562,015	4,878,447	3,413,701	7,576,289	5,359,449

End of period	$5,296,420	$4,964,264	$5,065,333	$4,959,170	$4,836,616	$4,878,447	$6,935,668	$7,576,289

Analysis of increase (decrease) in units outstanding Units issued	70,366	65,131	68,378	74,990	61,215	54,129	74,794	64,289
Units redeemed	(6,304)	(10,861)	(33,499)	(15,163)	(10,379)	(4,208)	(8,733)	(10,566)

Increase (decrease) in units outstanding	64,062	54,270	34,879	59,827	50,836	49,921	66,061	53,723
Beginning units	271,738	217,468	338,275	278,448	250,535	200,614	300,283	246,560

Ending units	335,800	271,738	373,154	338,275	301,371	250,535	366,344	300,283

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	American Funds Insurance Series , continued						BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Growth Fund		Growth-Income Fund		International Fund		Sustainable U.S. Equity Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$13,147	$(22,017)	$125,034	$93,793	$29,406	$39,944	$(1,742)	$8,563
Net realized gain (loss) from investment transactions	4,777,201	4,358,591	1,178,095	155,382	214,361	8,648	283,312	170,050
Change in net unrealized appreciation (depreciation) of investments	(16,537,423)	1,697,580	(3,456,844)	1,915,463	(663,452)	(89,829)	(1,197,225)	617,771

Net increase (decrease) in net assets from operations	(11,747,075)	6,034,154	(2,153,715)	2,164,638	(419,685)	(41,237)	(915,655)	796,384

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	11,706,173	10,408,054	4,560,044	4,207,592	913,122	691,801	511,999	492,215
Transfers for contract benefits and terminations	(1,198,386)	(980,960)	(558,046)	(302,379)	(59,264)	(66,315)	(112,652)	(84,477)
Contract maintenance charges	(5,079,241)	(4,910,209)	(2,056,908)	(1,992,420)	(351,994)	(308,843)	(195,121)	(188,381)
Transfers between subaccounts (including fixed account), net	84,047	676,135	(133,046)	78,573	6,462	230,447	(16,885)	(75,014)

Net increase (decrease) in net assets from contract transactions	5,512,593	5,193,020	1,812,044	1,991,366	508,326	547,090	187,341	144,343

Total increase (decrease) in net assets	(6,234,482)	11,227,174	(341,671)	4,156,004	88,641	505,853	(728,314)	940,727
Net assets
Beginning of period	36,979,412	25,752,238	12,447,235	8,291,231	1,894,913	1,389,060	3,877,343	2,936,616

End of period	$30,744,930	$36,979,412	$12,105,564	$12,447,235	$1,983,554	$1,894,913	$3,149,029	$3,877,343

Analysis of increase (decrease) in units outstanding
Units issued	265,423	204,054	113,947	107,378	45,078	37,189	10,495	11,102
Units redeemed	(56,450)	(35,942)	(22,817)	(12,052)	(6,802)	(4,245)	(5,161)	(6,918)

Increase (decrease) in units outstanding	208,973	168,112	91,130	95,326	38,276	32,944	5,334	4,184
Beginning units	1,098,649	930,537	542,055	446,729	117,623	84,679	90,902	86,718

Ending units	1,307,622	1,098,649	633,185	542,055	155,899	117,623	96,236	90,902

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	BNY Mellon Variable Investment Fund – Service Class Shares		Calvert Variable Series, Inc.		DWS Investments VIT Funds – Class B Shares		DWS Variable Series I – Class A Shares
	Opportunistic Small Cap Portfolio		VP SRI Mid Cap Portfolio		DWS Equity 500 Index VIP		DWS Core Equity VIP
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(61,512)	$(70,309)	$(2,217)	$(1,873)	$15,931	$23,111	$(4,600)	$(7,259)
Net realized gain (loss) from investment transactions	2,089,145	309,514	53,121	12,730	201,672	239,839	867,198	506,125
Change in net unrealized appreciation (depreciation) of investments	(3,878,270)	1,209,118	(110,050)	23,726	(845,642)	485,096	(1,799,972)	690,675

Net increase (decrease) in net assets from operations	(1,850,637)	1,448,323	(59,146)	34,583	(628,039)	748,046	(937,374)	1,189,541

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,008,764	1,041,554	12,190	12,148	78,096	82,240	212,839	227,018
Transfers for contract benefits and terminations	(386,924)	(462,797)	(7,379)	(464)	(16,811)	(126,170)	(208,645)	(418,143)
Contract maintenance charges	(497,427)	(459,708)	(10,015)	(7,671)	(29,885)	(29,145)	(258,477)	(227,483)
Transfers between subaccounts (including fixed account), net	(65,620)	(405,385)	2,558	13,309	(150,962)	(277,820)	(76,243)	(31,204)

Net increase (decrease) in net assets from contract transactions	58,793	(286,336)	(2,646)	17,322	(119,562)	(350,895)	(330,526)	(449,812)

Total increase (decrease) in net assets	(1,791,844)	1,161,987	(61,792)	51,905	(747,601)	397,151	(1,267,900)	739,729
Net assets
Beginning of period	10,630,812	9,468,825	294,856	242,951	3,348,322	2,951,171	5,862,348	5,122,619

End of period	$8,838,968	$10,630,812	$233,064	$294,856	$2,600,721	$3,348,322	$4,594,448	$5,862,348

Analysis of increase (decrease) in units outstanding
Units issued	21,693	19,938	303	587	2,001	2,378	1,537	2,301
Units redeemed	(20,190)	(30,444)	(381)	(86)	(6,393)	(15,128)	(11,278)	(15,286)

Increase (decrease) in units outstanding	1,503	(10,506)	(78)	501	(4,392)	(12,750)	(9,741)	(12,985)
Beginning units	362,386	372,892	8,255	7,754	102,810	115,560	152,536	165,521

Ending units	363,889	362,386	8,177	8,255	98,418	102,810	142,795	152,536

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	DWS Variable Series I – Class A Shares				DWS Variable Series II – Class A Shares
	DWS CROCI International VIP		DWS Global Small Cap VIP		DWS CROCI U.S. VIP		DWS Government Money Market VIP
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$404,671	$296,418	$(26,017)	$(66,358)	$380,178	$449,206	$90,883	$(67,532)
Net realized gain (loss) from investment transactions	(111,875)	15,926	2,490,537	45,984	838,711	276,179	—	—
Change in net unrealized appreciation (depreciation) of investments	(2,927,532)	1,152,811	(7,057,444)	2,308,992	(8,420,811)	8,625,213	—	—

Net increase (decrease) in net assets from operations	(2,634,736)	1,465,155	(4,592,924)	2,288,618	(7,201,922)	9,350,598	90,883	(67,532)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,713,940	1,762,022	1,585,388	1,615,833	3,190,643	3,322,864	1,871,162	1,062,447
Transfers for contract benefits and terminations	(645,981)	(789,935)	(685,000)	(640,301)	(1,519,675)	(1,543,556)	(622,931)	(412,773)
Contract maintenance charges	(753,431)	(678,974)	(699,138)	(681,427)	(1,655,615)	(1,429,805)	(921,502)	(423,708)
Transfers between subaccounts (including fixed account), net	(378,198)	306,958	61,063	(253,763)	(1,467,711)	(815,984)	(705,340)	10,606,989

Net increase (decrease) in net assets from contract transactions	(63,670)	600,071	262,313	40,342	(1,452,358)	(466,481)	(378,611)	10,832,955

Total increase (decrease) in net assets	(2,698,406)	2,065,226	(4,330,611)	2,328,960	(8,654,280)	8,884,117	(287,728)	10,765,423
Net assets
Beginning of period	19,427,918	17,362,692	18,628,755	16,299,795	45,453,527	36,569,410	17,669,279	6,903,856

End of period	$16,729,512	$19,427,918	$14,298,144	$18,628,755	$36,799,247	$45,453,527	$17,381,551	$17,669,279

Analysis of increase (decrease) in units outstanding
Units issued	104,092	123,098	42,056	30,843	24,504	37,062	148,749	1,012,873
Units redeemed	(110,394)	(63,545)	(28,720)	(27,185)	(60,335)	(44,953)	(180,784)	(32,115)

Increase (decrease) in units outstanding	(6,302)	59,553	13,336	3,658	(35,831)	(7,891)	(32,035)	980,758
Beginning units	1,998,200	1,938,647	624,235	620,577	1,070,799	1,078,690	1,614,143	633,385

Ending units	1,991,898	1,998,200	637,571	624,235	1,034,968	1,070,799	1,582,108	1,614,143

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	DWS Variable Series II – Class A Shares , Continued				Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS High Income VIP		DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$387,972	$340,141	$(4,468)	$(5,637)	$(78,501)	$(454,935)	$514,982	$375,026
Net realized gain (loss) from investment transactions	(90,078)	(19,294)	38,635	55,562	6,132,770	17,050,911	2,051,192	2,525,325
Change in net unrealized appreciation (depreciation) of investments	(1,173,828)	(34,537)	(218,657)	29,691	(25,573,491)	(2,428,447)	(16,507,472)	12,976,070

Net increase (decrease) in net assets from operations	(875,934)	286,310	(184,490)	79,616	(19,519,222)	14,167,529	(13,941,298)	15,876,421

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	925,192	957,558	31,188	32,818	7,708,087	7,365,899	8,616,202	8,254,666
Transfers for contract benefits and terminations	(328,656)	(395,643)	(18,517)	(36,083)	(2,432,899)	(2,579,968)	(2,453,451)	(2,940,867)
Contract maintenance charges	(414,733)	(384,038)	(33,294)	(30,640)	(3,594,854)	(3,342,522)	(3,790,759)	(3,570,811)
Transfers between subaccounts (including fixed account), net	(333,806)	267,396	(6,596)	(26,730)	(172,673)	(1,064,224)	(680,572)	(673,492)

Net increase (decrease) in net assets from contract transactions	(152,003)	445,273	(27,219)	(60,635)	1,507,661	379,185	1,691,420	1,069,496

Total increase (decrease) in net assets	(1,027,937)	731,583	(211,709)	18,981	(18,011,561)	14,546,714	(12,249,878)	16,945,917
Net assets
Beginning of period	9,210,924	8,479,341	650,817	631,836	77,578,091	63,031,377	73,851,137	56,905,220

End of period	$8,182,987	$9,210,924	$439,108	$650,817	$59,566,530	$77,578,091	$61,601,259	$73,851,137

Analysis of increase (decrease) in units outstanding
Units issued	14,603	32,387	1,198	1,074	93,668	82,430	104,175	97,004
Units redeemed	(20,495)	(14,471)	(3,685)	(5,446)	(64,129)	(78,405)	(60,887)	(70,771)

Increase (decrease) in units outstanding	(5,892)	17,916	(2,487)	(4,372)	29,539	4,025	43,288	26,233
Beginning units	350,815	332,899	45,852	50,224	1,449,175	1,445,150	1,613,039	1,586,806

Ending units	344,923	350,815	43,365	45,852	1,478,714	1,449,175	1,656,327	1,613,039

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class , Continued		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(29,641)	$3,853	$2,111	$598	$3,760	$1,401	$4,605	$1,679
Net realized gain (loss) from investment transactions	2,562,721	6,805,795	7,339	12,218	12,366	11,537	27,390	17,771
Change in net unrealized appreciation (depreciation) of investments	(8,777,858)	1,268,437	(27,480)	(7,265)	(51,537)	(2,745)	(78,800)	1,013

Net increase (decrease) in net assets from operations	(6,244,778)	8,078,085	(18,030)	5,551	(35,411)	10,193	(46,805)	20,463

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	4,778,369	4,715,202	16,228	22,562	43,416	44,242	45,726	50,944
Transfers for contract benefits and terminations	(1,449,144)	(1,700,329)	(12,703)	(47,944)	(14,272)	(5,125)	(7,436)	(22,078)
Contract maintenance charges	(1,808,705)	(1,782,317)	(8,365)	(12,043)	(17,479)	(16,941)	(18,511)	(20,829)
Transfers between subaccounts (including fixed account), net	(547,598)	(1,120,924)	(1,617)	2,869	(735)	27,554	462	(8,507)

Net increase (decrease) in net assets from contract transactions	972,922	111,632	(6,457)	(34,556)	10,930	49,730	20,241	(470)

Total increase (decrease) in net assets	(5,271,856)	8,189,717	(24,487)	(29,005)	(24,481)	59,923	(26,564)	19,993
Net assets
Beginning of period	40,713,396	32,523,679	140,120	169,125	248,203	188,280	307,668	287,675

End of period	$35,441,540	$40,713,396	$115,633	$140,120	$223,722	$248,203	$281,104	$307,668

Analysis of increase (decrease) in units outstanding
Units issued	71,609	66,771	1,077	849	1,442	3,501	1,356	1,386
Units redeemed	(32,984)	(54,758)	(1,456)	(2,650)	(909)	(1,223)	(363)	(1,401)

Increase (decrease) in units outstanding	38,625	12,013	(379)	(1,801)	533	2,278	993	(15)
Beginning units	954,933	942,920	7,224	9,025	11,312	9,034	13,159	13,174

Ending units	993,558	954,933	6,845	7,224	11,845	11,312	14,152	13,159

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Fidelity VIP Freedom Funds – Service Class 2 Shares , continued
	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$22,557	$8,792	$32,435	$13,257	$144,646	$61,590	$15,910	$5,128
Net realized gain (loss) from investment transactions	136,046	104,572	163,890	145,341	683,823	693,369	36,637	29,251
Change in net unrealized appreciation (depreciation) of investments	(422,867)	16,411	(609,670)	66,294	(2,797,441)	402,051	(179,176)	(9,062)

Net increase (decrease) in net assets from operations	(264,264)	129,775	(413,345)	224,892	(1,968,972)	1,157,010	(126,629)	25,317

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	230,910	231,025	408,613	391,614	1,566,186	1,588,027	217,640	227,657
Transfers for contract benefits and terminations	(49,207)	(92,327)	(144,721)	(230,819)	(238,317)	(481,664)	(64,372)	(66,484)
Contract maintenance charges	(93,583)	(92,540)	(149,677)	(159,307)	(579,435)	(594,419)	(93,549)	(99,272)
Transfers between subaccounts (including fixed account), net	(16,171)	(8,692)	(22,987)	(23,048)	(73,511)	(351,012)	(25,059)	13,864

Net increase (decrease) in net assets from contract transactions	71,949	37,466	91,228	(21,560)	674,923	160,932	34,660	75,765

Total increase (decrease) in net assets	(192,315)	167,241	(322,117)	203,332	(1,294,049)	1,317,942	(91,969)	101,082
Net assets
Beginning of period	1,601,110	1,433,869	2,378,310	2,174,978	11,198,853	9,880,911	1,015,064	913,982

End of period	$1,408,795	$1,601,110	$2,056,193	$2,378,310	$9,904,804	$11,198,853	$923,095	$1,015,064

Analysis of increase (decrease) in units outstanding
Units issued	6,347	6,004	11,199	9,163	36,269	31,748	7,664	8,386
Units redeemed	(3,080)	(4,415)	(7,615)	(9,872)	(8,171)	(26,062)	(5,375)	(4,042)

Increase (decrease) in units outstanding	3,267	1,589	3,584	(709)	28,098	5,686	2,289	4,344
Beginning units	65,060	63,471	89,108	89,817	401,981	396,295	57,839	53,495

Ending units	68,327	65,060	92,692	89,108	430,079	401,981	60,128	57,839

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$21,822	$6,600	$73,665	$31,692	$102,351	$55,615	$71,962	$59,406
Net realized gain (loss) from investment transactions	67,275	16,388	712,341	129,244	1,575,173	323,164	2,120,472	429,218
Change in net unrealized appreciation (depreciation) of investments	(203,795)	10,541	(1,482,353)	252,420	(3,226,398)	812,748	(4,289,889)	1,235,889

Net increase (decrease) in net assets from operations	(114,698)	33,529	(696,347)	413,356	(1,548,874)	1,191,527	(2,097,455)	1,724,513

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	323,975	326,946	966,394	1,029,005	1,406,375	1,423,802	1,568,696	1,601,997
Transfers for contract benefits and terminations	(44,967)	(60,980)	(165,648)	(397,284)	(815,835)	(435,143)	(396,849)	(448,591)
Contract maintenance charges	(136,595)	(136,377)	(387,124)	(390,801)	(532,148)	(540,434)	(616,497)	(625,068)
Transfers between subaccounts (including fixed account), net	(35,368)	(133,225)	(46,489)	(94,998)	(137,175)	(112,225)	(195,992)	(177,917)

Net increase (decrease) in net assets from contract transactions	107,045	(3,636)	367,133	145,922	(78,783)	336,000	359,358	350,421

Total increase (decrease) in net assets	(7,653)	29,893	(329,214)	559,278	(1,627,657)	1,527,527	(1,738,097)	2,074,934
Net assets
Beginning of period	1,120,117	1,090,224	4,802,652	4,243,374	9,821,050	8,293,523	11,926,124	9,851,190

End of period	$1,112,464	$1,120,117	$4,473,438	$4,802,652	$8,193,393	$9,821,050	$10,188,027	$11,926,124

Analysis of increase (decrease) in units outstanding
Units issued	10,701	11,809	24,028	25,552	31,589	34,417	30,787	27,250
Units redeemed	(3,728)	(12,114)	(6,087)	(18,916)	(33,842)	(21,320)	(17,235)	(15,081)

Increase (decrease) in units outstanding	6,973	(305)	17,941	6,636	(2,253)	13,097	13,552	12,169
Beginning units	67,144	67,449	206,726	200,090	358,717	345,620	390,493	378,324

Ending units	74,117	67,144	224,667	206,726	356,464	358,717	404,045	390,493

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Franklin Templeton Variable Insurance Products Trust – Class 2						Goldman Sachs Variable Insurance Trust – Institutional Class
	Developing Markets VIP Fund		Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$96,169	$(1,274)	$(72,166)	$(94,538)	$58,268	$61,091	$(22,398)	$(47,320)
Net realized gain (loss) from investment transactions	412,759	240,809	3,599,111	2,445,490	2,096,137	330,407	1,858,214	1,943,127
Change in net unrealized appreciation (depreciation) of investments	(2,032,281)	(702,911)	(10,375,431)	(650,658)	(3,598,130)	2,318,056	(3,195,984)	1,095,190

Net increase (decrease) in net assets from operations	(1,523,353)	(463,376)	(6,848,486)	1,700,294	(1,443,725)	2,709,554	(1,360,168)	2,990,997

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	550,879	567,289	2,316,241	2,380,414	1,572,465	1,595,438	557,722	575,036
Transfers for contract benefits and terminations	(213,465)	(310,027)	(724,187)	(812,606)	(559,006)	(489,928)	(371,302)	(472,089)
Contract maintenance charges	(239,530)	(259,434)	(942,246)	(1,007,596)	(624,055)	(614,010)	(414,233)	(317,666)
Transfers between subaccounts (including fixed account), net	103,615	215,265	292,448	87,422	(569,236)	(445,420)	(519,709)	(345,135)

Net increase (decrease) in net assets from contract transactions	201,499	213,093	942,256	647,634	(179,832)	46,080	(747,522)	(559,854)

Total increase (decrease) in net assets	(1,321,854)	(250,283)	(5,906,230)	2,347,928	(1,623,557)	2,755,634	(2,107,690)	2,431,143
Net assets
Beginning of period	6,735,870	6,986,153	19,734,814	17,386,886	13,819,218	11,063,584	12,709,910	10,278,767

End of period	$5,414,016	$6,735,870	$13,828,584	$19,734,814	$12,195,661	$13,819,218	$10,602,220	$12,709,910

Analysis of increase (decrease) in units outstanding
Units issued	17,625	18,629	51,271	35,775	27,484	46,073	2,781	7,575
Units redeemed	(7,943)	(11,008)	(24,769)	(20,447)	(33,933)	(43,729)	(18,963)	(17,673)

Increase (decrease) in units outstanding	9,682	7,621	26,502	15,328	(6,449)	2,344	(16,182)	(10,098)
Beginning units	245,063	237,442	426,331	411,003	418,886	416,542	209,786	219,884

Ending units	254,745	245,063	452,833	426,331	412,437	418,886	193,604	209,786

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Goldman Sachs Variable Insurance Trust – Institutional Class , continued				Janus Henderson
	Small Cap Equity Insights Fund		Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(20,826)	$(16,918)	$(218,661)	$(267,786)	$148,869	$95,482	$(24,365)	$(29,537)
Net realized gain (loss) from investment transactions	39,608	1,309,449	4,365,406	4,542,666	862,373	698,540	946,409	761,270
Change in net unrealized appreciation (depreciation) of investments	(1,022,899)	(307,900)	(14,741,471)	1,398,987	(4,979,967)	2,445,528	(1,794,459)	(4,813)

Net increase (decrease) in net assets from operations	(1,004,117)	984,631	(10,594,726)	5,673,867	(3,968,725)	3,239,550	(872,415)	726,920

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	288,820	295,739	1,228,695	1,250,704	3,073,854	3,027,449	170,033	179,609
Transfers for contract benefits and terminations	(133,098)	(345,250)	(907,776)	(1,191,221)	(598,910)	(725,842)	(73,884)	(289,573)
Contract maintenance charges	(148,780)	(151,332)	(861,699)	(827,227)	(1,212,830)	(1,174,527)	(150,366)	(117,391)
Transfers between subaccounts (including fixed account), net	(113,740)	(130,167)	513,361	(515,106)	(289,428)	(638,288)	(82,673)	(45,140)

Net increase (decrease) in net assets from contract transactions	(106,798)	(331,010)	(27,419)	(1,282,850)	972,686	488,792	(136,890)	(272,495)

Total increase (decrease) in net assets	(1,110,915)	653,621	(10,622,145)	4,391,017	(2,996,039)	3,728,342	(1,009,305)	454,425
Net assets
Beginning of period	5,029,561	4,375,940	31,954,543	27,563,526	23,175,105	19,446,763	5,216,752	4,762,327

End of period	$3,918,646	$5,029,561	$21,332,398	$31,954,543	$20,179,066	$23,175,105	$4,207,447	$5,216,752

Analysis of increase (decrease) in units outstanding
Units issued	3,663	14,335	23,506	6,350	55,883	57,529	2,793	3,899
Units redeemed	(8,175)	(22,334)	(24,690)	(33,409)	(22,651)	(40,030)	(5,202)	(9,388)

Increase (decrease) in units outstanding	(4,512)	(7,999)	(1,184)	(27,059)	33,232	17,499	(2,409)	(5,489)
Beginning units	123,115	131,114	639,148	666,207	649,326	631,827	99,525	105,014

Ending units	118,603	123,115	637,964	639,148	682,558	649,326	97,116	99,525

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Janus Henderson , continued		PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
	VIT Forty Portfolio (Institutional Shares)		VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Diversified International Account I
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(285,919)	$(127,114)	$48,892	$60,024	$55,866	$(15,242)	$17,651	$8,700
Net realized gain (loss) from investment transactions	10,435,807	10,909,382	4,868	76,368	(24,757)	(2,418)	70,349	29,355
Change in net unrealized appreciation (depreciation) of investments	(39,077,357)	4,676,474	(793,745)	(323,224)	(447,823)	(92,208)	(271,422)	40,224

Net increase (decrease) in net assets from operations	(28,927,469)	15,458,742	(739,985)	(186,832)	(416,714)	(109,868)	(183,422)	78,279

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	6,612,155	6,541,118	798,461	785,324	758,417	770,243	66,124	59,799
Transfers for contract benefits and terminations	(2,238,430)	(3,052,000)	(229,495)	(316,672)	(309,631)	(286,989)	(26,355)	(78,591)
Contract maintenance charges	(3,192,875)	(3,263,112)	(358,133)	(317,957)	(343,456)	(311,973)	(21,265)	(20,762)
Transfers between subaccounts (including fixed account), net	1,377,959	(1,175,370)	(263,410)	216,242	(116,113)	234,455	(16,362)	(53,566)

Net increase (decrease) in net assets from contract transactions	2,558,809	(949,364)	(52,577)	366,937	(10,783)	405,736	2,142	(93,120)

Total increase (decrease) in net assets	(26,368,660)	14,509,378	(792,562)	180,105	(427,497)	295,868	(181,280)	(14,841)
Net assets
Beginning of period	84,215,448	69,706,070	7,027,568	6,847,463	6,524,685	6,228,817	909,724	924,565

End of period	$57,846,788	$84,215,448	$6,235,006	$7,027,568	$6,097,188	$6,524,685	$728,444	$909,724

Analysis of increase (decrease) in units outstanding
Units issued	115,445	55,798	28,372	36,770	39,582	53,395	5,518	4,704
Units redeemed	(53,649)	(79,667)	(26,173)	(21,177)	(37,780)	(29,229)	(5,261)	(12,082)

Increase (decrease) in units outstanding	61,796	(23,869)	2,199	15,593	1,802	24,166	257	(7,378)
Beginning units	1,701,656	1,725,525	308,691	293,098	413,172	389,006	65,826	73,204

Ending units	1,763,452	1,701,656	310,890	308,691	414,974	413,172	66,083	65,826

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	LargeCap Growth Account I		Core Plus Bond Account I		Government & High Quality Bond Account I		Short-Term Income Account I
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,149)	$(1,383)	$3,374	$3,169	$1,541	$2,966	$60	$59
Net realized gain (loss) from investment transactions	40,759	68,736	(120)	3,468	(308)	(43)	9	21
Change in net unrealized appreciation (depreciation) of investments	(198,928)	14,790	(22,505)	(7,628)	(19,376)	(5,360)	(280)	(128)

Net increase (decrease) in net assets from operations	(159,318)	82,143	(19,251)	(991)	(18,143)	(2,437)	(211)	(48)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	18,036	22,189	5,481	8,389	6,806	6,577	2,500	2,500
Transfers for contract benefits and terminations	1	(5,464)	(6,397)	(116)	—	1	(1)	—
Contract maintenance charges	(6,749)	(7,168)	(2,241)	(4,750)	(2,830)	(2,618)	(276)	(256)
Transfers between subaccounts (including fixed account), net	(5,388)	(10,316)	64	175	(630)	(626)	—	—

Net increase (decrease) in net assets from contract transactions	5,900	(759)	(3,093)	3,698	3,346	3,334	2,223	2,244

Total increase (decrease) in net assets	(153,418)	81,384	(22,344)	2,707	(14,797)	897	2,012	2,196
Net assets
Beginning of period	459,343	377,959	137,676	134,969	149,025	148,128	5,397	3,201

End of period	$305,925	$459,343	$115,332	$137,676	$134,228	$149,025	$7,409	$5,397

Analysis of increase (decrease) in units outstanding
Units issued	1,102	2,879	1,001	442	546	505	222	215
Units redeemed	(741)	(2,871)	(1,265)	(111)	(194)	(186)	—	—

Increase (decrease) in units outstanding	361	8	(264)	331	352	319	222	215
Beginning units	24,228	24,220	12,250	11,919	14,454	14,135	520	305

Ending units	24,589	24,228	11,986	12,250	14,806	14,454	742	520

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Capital Appreciation Account II		Equity Income Account II		MidCap Account II		SmallCap Account II
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$851	$7,033	$104,209	$123,515	$(128,606)	$(149,519)	$(22,707)	$(22,847)
Net realized gain (loss) from investment transactions	840,606	357,636	1,410,556	402,652	1,924,192	1,673,499	476,425	185,524
Change in net unrealized appreciation (depreciation) of investments	(2,001,415)	1,049,275	(2,882,377)	1,623,899	(6,248,716)	2,216,673	(1,144,081)	382,252

Net increase (decrease) in net assets from operations	(1,159,958)	1,413,944	(1,367,612)	2,150,066	(4,453,130)	3,740,653	(690,363)	544,929

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	287,776	293,379	559,365	599,480	827,236	851,342	147,793	150,817
Transfers for contract benefits and terminations	(459,903)	(168,006)	(358,804)	(602,601)	(640,806)	(966,928)	(96,401)	(209,735)
Contract maintenance charges	(149,123)	(137,062)	(302,529)	(305,527)	(504,899)	(493,177)	(106,641)	(88,454)
Transfers between subaccounts (including fixed account), net	(86,637)	(73,026)	(71,375)	(309,208)	(141,355)	(289,924)	(43,914)	(70,447)

Net increase (decrease) in net assets from contract transactions	(407,887)	(84,715)	(173,343)	(617,856)	(459,824)	(898,687)	(99,163)	(217,819)

Total increase (decrease) in net assets	(1,567,845)	1,329,229	(1,540,955)	1,532,210	(4,912,954)	2,841,966	(789,526)	327,110
Net assets
Beginning of period	6,671,218	5,341,989	12,042,733	10,510,523	18,845,959	16,003,993	3,228,559	2,901,449

End of period	$5,103,373	$6,671,218	$10,501,778	$12,042,733	$13,933,005	$18,845,959	$2,439,033	$3,228,559

Analysis of increase (decrease) in units outstanding
Units issued	4,048	4,966	6,481	9,897	2,731	1,693	3,948	5,487
Units redeemed	(18,852)	(7,350)	(9,760)	(31,918)	(8,267)	(11,998)	(10,294)	(17,098)

Increase (decrease) in units outstanding	(14,804)	(2,384)	(3,279)	(22,021)	(5,536)	(10,305)	(6,346)	(11,611)
Beginning units	162,433	164,817	279,432	301,453	94,631	104,936	170,616	182,227

Ending units	147,629	162,433	276,153	279,432	89,095	94,631	164,270	170,616

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Balanced Portfolio		SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$915,446	$511,679	$171,688	$122,788	$1,444,462	$562,376	$59,915	$48,990
Net realized gain (loss) from investment transactions	7,073,764	1,384,877	882,891	168,645	12,572,463	3,473,781	160,543	43,886
Change in net unrealized appreciation (depreciation) of investments	(18,035,783)	4,739,876	(2,659,067)	542,336	(36,925,041)	13,525,820	(622,794)	71,687

Net increase (decrease) in net assets from operations	(10,046,573)	6,636,432	(1,604,488)	833,769	(22,908,116)	17,561,977	(402,336)	164,563

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,843,368	8,145,993	1,580,518	1,587,918	12,970,656	13,230,625	361,169	370,394
Transfers for contract benefits and terminations	(2,181,969)	(2,204,545)	(448,156)	(311,419)	(4,483,961)	(4,280,191)	(222,607)	(67,520)
Contract maintenance charges	(3,363,125)	(3,417,724)	(678,506)	(682,026)	(5,550,385)	(5,669,052)	(185,095)	(177,206)
Transfers between subaccounts (including fixed account), net	(463,308)	(505,304)	(102,012)	45,698	(698,384)	(901,992)	(30,031)	54,704

Net increase (decrease) in net assets from contract transactions	1,834,966	2,018,420	351,844	640,171	2,237,926	2,379,390	(76,564)	180,372

Total increase (decrease) in net assets	(8,211,607)	8,654,852	(1,252,644)	1,473,940	(20,670,190)	19,941,367	(478,900)	344,935
Net assets
Beginning of period	59,632,043	50,977,191	10,503,144	9,029,204	123,673,118	103,731,751	2,915,717	2,570,782

End of period	$51,420,436	$59,632,043	$9,250,500	$10,503,144	$103,002,928	$123,673,118	$2,436,817	$2,915,717

Analysis of increase (decrease) in units outstanding
Units issued	149,743	147,285	44,071	44,818	222,158	210,732	10,653	16,586
Units redeemed	(72,692)	(66,138)	(28,350)	(14,849)	(131,917)	(119,791)	(18,270)	(6,008)

Increase (decrease) in units outstanding	77,051	81,147	15,721	29,969	90,241	90,941	(7,617)	10,578
Beginning units	2,134,145	2,052,998	443,181	413,212	3,723,807	3,632,866	142,722	132,144

Ending units	2,211,196	2,134,145	458,902	443,181	3,814,048	3,723,807	135,105	142,722

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2022 and 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , Continued
	SAM Strategic Growth Portfolio
	2022	2021
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,916,293	$367,744
Net realized gain (loss) from investment transactions	15,717,143	5,116,332
Change in net unrealized appreciation (depreciation) of investments	(48,321,046)	19,317,011

Net increase (decrease) in net assets from operations	(30,687,610)	24,801,087

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	16,777,777	17,232,262
Transfers for contract benefits and terminations	(5,299,293)	(6,268,341)
Contract maintenance charges	(7,058,041)	(7,325,141)
Transfers between subaccounts (including fixed account), net	(1,851,263)	(1,496,879)

Net increase (decrease) in net assets from contract transactions	2,569,180	2,141,901

Total increase (decrease) in net assets	(28,118,430)	26,942,988
Net assets
Beginning of period	157,653,615	130,710,627

End of period	$129,535,185	$157,653,615

Analysis of increase (decrease) in units outstanding
Units issued	265,257	249,973
Units redeemed	(155,927)	(161,651)

Increase (decrease) in units outstanding	109,330	88,322
Beginning units	4,376,369	4,288,047

Ending units	4,485,699	4,376,369

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of fifty-seven subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

American Funds Insurance Series

Asset Allocation Fund

Capital Income Builder Fund

Capital World Growth and Income Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Investments VIT Funds – Class B

DWS Equity 500 Index VIP

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

1. The Company, continued

DWS Variable Series I – Class A Shares

DWS Core Equity VIP

DWS CROCI International VIP

DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

1. The Company, continued

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds

Diversified International Account I

LargeCap Growth Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds

Core Plus Bond Account I

Government & High Quality Bond Account I

Short-Term Income Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies . The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2022. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

3. Expenses and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 – $1,000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Exchanges, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2022 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$1,724,367	$107,186
Capital Income Builder Fund	1,060,239	473,961
Capital World Growth and Income Fund	2,096,492	175,008
Global Growth Fund	2,235,989	173,701
Growth Fund	11,554,013	1,466,910
Growth-Income Fund	3,525,942	447,213
International Fund	870,569	90,585
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$613,169	$194,420
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$2,552,309	$552,771
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$59,744	$12,907
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP	$244,109	$179,913
DWS Variable Series I – Class A Shares
DWS Core Equity VIP	789,817	417,635
DWS CROCI International VIP	1,365,923	1,024,922
DWS Global Small Cap VIP	3,642,852	705,418
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP	$2,026,034	$2,509,625
DWS Government Money Market VIP	1,724,306	2,044,913
DWS High Income VIP	766,387	530,418
DWS Small Mid Cap Growth VIP	73,185	43,008
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$9,281,036	$3,050,901
VIP Index 500 Portfolio	5,350,506	2,653,629
VIP Mid Cap Portfolio	4,762,717	1,424,021
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$29,739	$26,190
VIP Freedom 2010 Portfolio	45,659	17,529
VIP Freedom 2015 Portfolio	60,247	8,035
VIP Freedom 2020 Portfolio	303,310	65,885
VIP Freedom 2025 Portfolio	435,779	174,922
VIP Freedom 2030 Portfolio	1,687,274	205,303
VIP Freedom Income Portfolio	170,766	87,824

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

4. Purchases and Sales of Investments

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$259,244	$58,580
VIP FundsManager 50% Portfolio	1,287,969	131,406
VIP FundsManager 70% Portfolio	2,450,075	842,459
VIP FundsManager 85% Portfolio	3,039,786	465,787
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$926,275	$206,625
Small – Mid Cap Growth VIP Fund	5,603,881	830,477
Small Cap Value VIP Fund	3,182,310	1,016,612
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$1,808,899	$942,199
Small Cap Equity Insights Fund	166,547	250,059
Strategic Growth Fund	4,938,340	1,028,324
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$2,448,927	$749,127
VIT Enterprise Portfolio (Service Shares)	877,732	265,677
VIT Forty Portfolio (Institutional Shares)	14,253,064	2,128,794
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$609,899	$611,115
VIT Low Duration Portfolio	621,435	576,352
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I	$152,587	$62,095
LargeCap Growth Account I	56,998	10,617
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I	$14,918	$13,225
Government & High Quality Bond Account I	7,018	2,131
Short-Term Income Account I	2,312	18
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$858,224	$565,553
Equity Income Account II	1,586,246	450,690
MidCap Account II	1,919,758	938,280
SmallCap Account II	524,675	176,408
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$11,788,542	$1,787,615
SAM Conservative Balanced Portfolio	2,020,145	588,050
SAM Conservative Growth Portfolio	19,526,244	3,909,091
SAM Flexible Income Portfolio	479,260	280,864
SAM Strategic Growth Portfolio	24,438,146	5,236,034

	$164,901,935	$42,989,017

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2022	8,852	570	(278)	9,144	$25.76
	2021	7,571	1,492	(211)	8,852	33.78
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2022	231,448	4,276	(11,525)	224,199	$23.37
	2021	243,337	5,918	(17,807)	231,448	28.35
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2022	8,255	303	(381)	8,177	$28.50
	2021	7,754	587	(86)	8,255	35.72
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2022	—	—	—	—	$—
	2021	456,702	29,694	(486,396)	—	19.07
DWS Core Equity VIP	2022	152,536	1,537	(11,278)	142,795	32.18
	2021	165,521	2,301	(15,286)	152,536	38.43
DWS CROCI International VIP	2022	1,740,421	74,275	(100,801)	1,713,895	8.06
	2021	1,701,176	90,478	(51,233)	1,740,421	9.37
DWS Global Small Cap VIP	2022	393,145	14,017	(12,116)	395,046	25.24
	2021	398,812	10,414	(16,081)	393,145	33.54
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2022	908,264	15,237	(50,904)	872,597	$37.64
	2021	923,594	21,431	(36,761)	908,264	44.89
DWS Government Money Market VIP	2022	1,256,773	64,505	(117,594)	1,203,684	11.23
	2021	421,287	850,096	(14,610)	1,256,773	11.19
DWS High Income VIP	2022	208,933	6,422	(12,173)	203,182	25.98
	2021	201,046	12,261	(4,374)	208,933	28.77
DWS Small Mid Cap Growth VIP	2022	45,852	1,198	(3,685)	43,365	10.13
	2021	50,224	1,074	(5,446)	45,852	14.19
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2022	849,475	15,872	(33,692)	831,655	$38.06
	2021	888,202	10,847	(49,574)	849,475	50.88
VIP Index 500 Portfolio	2022	827,917	13,784	(28,819)	812,882	36.98
	2021	858,101	11,235	(41,419)	827,917	45.67
VIP Mid Cap Portfolio	2022	207,043	3,835	(10,817)	200,061	58.71
	2021	216,235	4,923	(14,115)	207,043	69.57
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2022	245,063	17,625	(7,943)	254,745	$21.25
	2021	237,442	18,629	(11,008)	245,063	27.49
Small – Mid Cap Growth VIP Fund	2022	133,111	6,608	(6,132)	133,587	30.83
	2021	136,206	5,205	(8,300)	133,111	46.92
Small Cap Value VIP Fund	2022	129,114	3,553	(7,140)	125,527	33.67
	2021	140,329	6,994	(18,209)	129,114	37.78

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2022	199,719	1,395	(12,724)	188,390	$55.67
	2021	209,857	2,203	(12,341)	199,719	62.40
Small Cap Equity Insights Fund	2022	92,075	2,547	(3,195)	91,427	36.70
	2021	98,914	4,098	(10,937)	92,075	45.93
Strategic Growth Fund	2022	639,148	23,506	(24,690)	637,964	33.44
	2021	666,207	6,350	(33,409)	639,148	50.00
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2022	118,840	3,888	(5,449)	117,279	$34.70
	2021	126,627	5,363	(13,150)	118,840	41.99
VIT Enterprise Portfolio (Service Shares)	2022	82,817	872	(4,451)	79,238	46.34
	2021	87,380	1,898	(6,461)	82,817	55.76
VIT Forty Portfolio (Institutional Shares)	2022	1,060,485	30,007	(37,383)	1,053,109	30.78
	2021	1,115,794	8,136	(63,445)	1,060,485	46.73
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2022	205,866	5,987	(20,645)	191,208	$21.91
	2021	194,060	15,060	(3,254)	205,866	24.61
VIT Low Duration Portfolio	2022	304,529	11,392	(20,807)	295,114	15.58
	2021	281,198	28,763	(5,432)	304,529	16.67
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2022	68,312	1,439	(2,705)	67,046	$43.27
	2021	69,297	1,971	(2,956)	68,312	52.36
Equity Income Account II	2022	186,055	3,644	(7,743)	181,956	45.58
	2021	190,756	5,117	(9,818)	186,055	51.51
MidCap Account II	2022	64,043	1,620	(3,103)	62,560	211.11
	2021	66,742	731	(3,430)	64,043	277.22
SmallCap Account II	2022	158,533	3,406	(10,026)	151,913	14.79
	2021	169,474	4,348	(15,289)	158,533	18.87
Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2022	472,246	15,947	(12,738)	475,455	$30.27
	2021	472,447	16,841	(17,042)	472,246	36.48
SAM Conservative Balanced Portfolio	2022	90,931	4,607	(4,817)	90,721	25.02
	2021	90,227	4,064	(3,360)	90,931	29.59
SAM Conservative Growth Portfolio	2022	1,199,084	30,405	(37,300)	1,192,189	34.88
	2021	1,207,088	28,072	(36,076)	1,199,084	42.91
SAM Flexible Income Portfolio	2022	33,585	794	(996)	33,383	21.82
	2021	33,835	2,002	(2,252)	33,585	25.41
SAM Strategic Growth Portfolio	2022	1,377,453	32,997	(54,597)	1,355,853	38.18
	2021	1,415,246	25,581	(63,374)	1,377,453	47.55

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B Shares subaccount
DWS Equity 500 Index VIP	2022	—	—	—	—	$—
	2021	—	—	—	—	—
DWS Variable Series II – Class A Shares subaccount
DWS CROCI U.S. VIP	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Small Cap Equity Insights Fund	2022	—	—	—	—	—
	2021	—	—	—	—	—
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds subaccounts
Diversified International Account I	2022	—	—	—	—	$—
	2021	—	—	—	—	—
LargeCap Growth Account I	2022	1,814	251	(29)	2,036	12.28
	2021	1,640	201	(27)	1,814	18.17
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Government & High Quality Bond Account I	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Short-Term Income Account I	2022	—	—	—	—	$—
	2021	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2022	1,620	109	(24)	1,705	$30.23
	2021	1,539	100	(19)	1,620	36.37
SAM Conservative Balanced Portfolio	2022	2,039	1,794	(28)	3,805	24.72
	2021	260	1,803	(25)	2,039	29.18
SAM Conservative Growth Portfolio	2022	24	25	(17)	32	35.21
	2021	35	21	(32)	24	43.23
SAM Flexible Income Portfolio	2022	—	—	—	—	—
	2021	—	—	—	—	—
SAM Strategic Growth Portfolio	2022	117	43	(9)	151	38.99
	2021	127	39	(49)	117	48.46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B Shares subaccount
DWS Equity 500 Index	2022	102,810	2,001	(6,393)	98,418	$26.43
	2021	115,560	2,378	(15,128)	102,810	32.57
DWS Variable Series II – Class A Shares subaccount
DWS CROCI U.S. V	2022	20,688	656	(1,596)	19,748	$15.14
	2021	18,550	3,982	(1,844)	20,688	17.95
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2022	36,085	2,276	(1,343)	37,018	$34.52
	2021	35,230	9,440	(8,585)	36,085	45.88
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2022	47,084	2,283	(6,538)	42,829	$20.97
	2021	47,992	13,929	(14,837)	47,084	23.39
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2022	10,067	1,386	(6,239)	5,214	$22.05
	2021	10,027	5,372	(5,332)	10,067	24.57
Small Cap Equity Insights Fund	2022	31,040	1,116	(4,980)	27,176	20.73
	2021	32,200	10,237	(11,397)	31,040	25.79
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2022	16,708	1,921	(751)	17,878	$29.97
	2021	17,634	2,001	(2,927)	16,708	35.85
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds subaccounts
Diversified International Account I	2022	65,826	5,518	(5,261)	66,083	$11.02
	2021	73,204	4,704	(12,082)	65,826	13.82
LargeCap Growth Account I	2022	22,414	851	(712)	22,553	$12.46
	2021	22,580	2,678	(2,844)	22,414	18.97
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2022	12,250	1,001	(1,265)	11,986	$9.62
	2021	11,919	442	(111)	12,250	11.24
Government & High Quality Bond Account I	2022	14,454	546	(194)	14,806	$9.07
	2021	14,135	505	(186)	14,454	10.31
Short-Term Income Account I	2022	520	222	—	742	$9.99
	2021	305	215	—	520	10.37
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2022	94,120	2,609	(16,147)	80,582	$27.33
	2021	95,519	2,995	(4,394)	94,120	32.88
Equity Income Account II	2022	93,377	2,837	(2,015)	94,199	$23.45
	2021	110,697	4,780	(22,100)	93,377	26.34
MidCap Account II	2022	30,588	1,111	(5,163)	26,536	$27.36
	2021	38,194	962	(8,568)	30,588	35.71
SmallCap Account II	2022	12,083	542	(265)	12,360	$15.49
	2021	12,753	1,139	(1,809)	12,083	19.64

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2022	176,546	7,516	(12,906)	171,156	16.68
	2021	173,900	10,500	(7,854)	176,546	$19.98
SAM Conservative Balanced Portfolio	2022	33,560	1,757	(6,109)	29,208	14.76
	2021	27,632	6,885	(957)	33,560	$17.36
SAM Conservative Growth Portfolio	2022	257,059	10,508	(15,994)	251,573	18.71
	2021	252,239	20,567	(15,747)	257,059	$22.88
SAM Flexible Income Portfolio	2022	40,042	1,258	(14,875)	26,425	13.52
	2021	34,105	6,238	(301)	40,042	$15.65
SAM Strategic Growth Portfolio	2022	312,522	9,045	(8,521)	313,046	20.11
	2021	329,912	16,662	(34,052)	312,522	24.89

The remainder of this page intentionally left blank.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
American Funds Insurance Series subaccounts
Asset Allocation Fund	2022	271,738	70,366	(6,304)	335,800	$15.77
	2021	217,468	65,131	(10,861)	271,738	18.27
Capital Income Builder Fund	2022	338,275	68,378	(33,499)	373,154	13.57
	2021	278,448	74,990	(15,163)	338,275	14.66
Capital World Growth and Incom	2022	250,535	61,215	(10,379)	301,371	16.05
	2021	200,614	54,129	(4,208)	250,535	19.47
Global Growth Fund	2022	300,283	74,794	(8,733)	366,344	18.93
	2021	246,560	64,289	(10,566)	300,283	25.23
Growth Fund	2022	1,098,649	265,423	(56,450)	1,307,622	23.51
	2021	930,537	204,054	(35,942)	1,098,649	33.66
Growth-Income Fund	2022	542,055	113,947	(22,817)	633,185	19.12
	2021	446,729	107,378	(12,052)	542,055	22.96
International Fund	2022	117,623	45,078	(6,802)	155,899	12.72
	2021	84,679	37,189	(4,245)	117,623	16.11
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2022	82,050	9,925	(4,883)	87,092	$33.45
	2021	79,147	9,610	(6,707)	82,050	43.61
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2022	130,938	17,417	(8,665)	139,690	$25.76
	2021	129,555	14,020	(12,637)	130,938	31.07
DWS Variable Series I – Class A Shares subaccounts
DWS Bond	2022	—	—	—	—	$—
	2021	72,241	10,288	(82,529)	—	15.09
DWS CROCI International VIP	2022	257,779	29,817	(9,593)	278,003	10.47
	2021	237,471	32,620	(12,312)	257,779	12.09
DWS Global Small Cap VIP	2022	231,090	28,039	(16,604)	242,525	17.83
	2021	221,765	20,429	(11,104)	231,090	23.55
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S.	2022	141,846	8,611	(7,835)	142,622	$25.64
	2021	136,545	11,649	(6,348)	141,846	30.40
DWS Government Money Market VIP	2022	357,370	84,244	(63,190)	378,424	10.21
	2021	212,098	162,777	(17,505)	357,370	10.11
DWS High Income VIP	2022	141,882	8,181	(8,322)	141,741	20.48
	2021	131,853	20,126	(10,097)	141,882	22.55
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2022	563,615	75,520	(29,094)	610,041	$43.66
	2021	521,718	62,143	(20,246)	563,615	58.03
VIP Index 500 Portfolio	2022	785,122	90,391	(32,068)	843,445	37.39
	2021	728,705	85,769	(29,352)	785,122	45.90
VIP Mid Cap Portfolio	2022	747,890	67,774	(22,167)	793,497	29.86
	2021	726,685	61,848	(40,643)	747,890	35.18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

5. Units Issued and Redeemed

Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2022	7,224	1,077	(1,456)	6,845	$16.90
	2021	9,025	849	(2,650)	7,224	19.40
VIP Freedom 2010 Portfolio	2022	11,312	1,442	(909)	11,845	18.89
	2021	9,034	3,501	(1,223)	11,312	21.94
VIP Freedom 2015 Portfolio	2022	13,159	1,356	(363)	14,152	19.86
	2021	13,174	1,386	(1,401)	13,159	23.38
VIP Freedom 2020 Portfolio	2022	65,060	6,347	(3,080)	68,327	20.62
	2021	63,471	6,004	(4,415)	65,060	24.61
VIP Freedom 2025 Portfolio	2022	89,108	11,199	(7,615)	92,692	22.18
	2021	89,817	9,163	(9,872)	89,108	26.69
VIP Freedom 2030 Portfolio	2022	401,981	36,269	(8,171)	430,079	23.03
	2021	396,295	31,748	(26,062)	401,981	27.86
VIP Freedom Income Portfolio	2022	57,839	7,664	(5,375)	60,128	15.35
	2021	53,495	8,386	(4,042)	57,839	17.55
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2022	67,144	10,701	(3,728)	74,117	$15.01
	2021	67,449	11,809	(12,114)	67,144	16.68
VIP FundsManager 50% Portfolio	2022	206,726	24,028	(6,087)	224,667	19.91
	2021	200,090	25,552	(18,916)	206,726	23.23
VIP FundsManager 70% Portfolio	2022	358,717	31,589	(33,842)	356,464	22.99
	2021	345,620	34,417	(21,320)	358,717	27.38
VIP FundsManager 85% Portfolio	2022	390,493	30,787	(17,235)	404,045	25.22
	2021	378,324	27,250	(15,081)	390,493	30.54
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small – Mid Cap Growth VIP Fund	2022	293,220	44,663	(18,637)	319,246	$30.41
	2021	274,797	30,570	(12,147)	293,220	46.00
Small Cap Value VIP Fund	2022	242,688	21,648	(20,255)	244,081	28.97
	2021	228,221	25,150	(10,683)	242,688	32.31
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2022	530,486	51,995	(17,202)	565,279	$28.50
	2021	505,200	52,166	(26,880)	530,486	34.28
VIT Forty Portfolio (Institutional Shares)	2022	641,171	85,438	(16,266)	710,343	35.81
	2021	609,731	47,662	(16,222)	641,171	54.05
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2022	102,825	22,385	(5,528)	119,682	$17.09
	2021	99,038	21,710	(17,923)	102,825	19.08
VIT Low Duration Portfolio	2022	108,643	28,190	(16,973)	119,860	12.52
	2021	107,808	24,632	(23,797)	108,643	13.32
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2022	1,483,733	126,171	(47,024)	1,562,880	$21.83
	2021	1,405,112	119,844	(41,223)	1,483,733	26.16
SAM Conservative Balanced Portfolio	2022	316,651	35,913	(17,396)	335,168	19.26
	2021	295,093	32,066	(10,508)	316,651	22.64
SAM Conservative Growth Portfolio	2022	2,267,640	181,220	(78,606)	2,370,254	23.92
	2021	2,173,504	162,072	(67,936)	2,267,640	29.26
SAM Flexible Income Portfolio	2022	69,095	8,601	(2,399)	75,297	17.95
	2021	64,204	8,346	(3,455)	69,095	20.78
SAM Strategic Growth Portfolio	2022	2,686,277	223,172	(92,800)	2,816,649	25.37
	2021	2,542,763	207,691	(64,177)	2,686,277	31.41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio*	Lowest to Highest			Highest to Lowest
American Funds Insurance Series
Asset Allocation Fund
2022	335,800	$15.77	to	$15.77	$5,296,420	2.34%	0.30%	to	0.30%	(13.66%)	to	(13.66%)
2021	271,738	18.27	to	18.27	4,964,264	1.66%	0.30%	to	0.30%	14.76%	to	14.76%
2020	217,468	15.92	to	15.92	3,461,957	1.85%	0.30%	to	0.30%	12.12%	to	12.12%
2019	155,583	14.20	to	14.20	2,209,065	2.24%	0.30%	to	0.30%	20.87%	to	20.87%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder Fund
2022	373,154	$13.57	to	$13.57	$5,065,333	3.17%	0.30%	to	0.30%	(7.41%)	to	(7.41%)
2021	338,275	14.66	to	14.66	4,959,170	2.84%	0.30%	to	0.30%	14.60%	to	14.60%
2020	278,448	12.79	to	12.79	3,562,015	2.97%	0.30%	to	0.30%	4.17%	to	4.17%
2019	198,616	12.28	to	12.28	2,439,156	3.00%	0.30%	to	0.30%	17.53%	to	17.53%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital World Growth and Income Fund
2022	301,371	$16.05	to	$16.05	$4,836,616	2.72%	0.30%	to	0.30%	(17.58%)	to	(17.58%)
2021 (1)	250,535	19.47	to	19.47	4,878,447	1.75%	0.30%	to	0.30%	14.43%	to	14.43%
2020	200,614	17.02	to	17.02	3,413,701	1.45%	0.30%	to	0.30%	8.41%	to	8.41%
2019	139,412	15.70	to	15.70	2,188,332	2.29%	0.30%	to	0.30%	30.75%	to	30.75%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2022	366,344	$18.93	to	$18.93	$6,935,668	0.72%	0.30%	to	0.30%	(24.96%)	to	(24.96%)
2021	300,283	25.23	to	25.23	7,576,289	0.34%	0.30%	to	0.30%	16.07%	to	16.07%
2020	246,560	21.74	to	21.74	5,359,449	0.38%	0.30%	to	0.30%	30.07%	to	30.07%
2019	178,394	16.71	to	16.71	2,981,174	1.36%	0.30%	to	0.30%	34.87%	to	34.87%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2022	1,307,622	$23.51	to	$23.51	$30,744,930	0.34%	0.30%	to	0.30%	(30.15%)	to	(30.15%)
2021	1,098,649	33.66	to	33.66	36,979,412	0.23%	0.30%	to	0.30%	21.62%	to	21.62%
2020	930,537	27.67	to	27.67	25,752,238	0.32%	0.30%	to	0.30%	51.62%	to	51.62%
2019	710,577	18.25	to	18.25	12,969,562	0.86%	0.30%	to	0.30%	30.38%	to	30.38%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2022	633,185	$19.12	to	$19.12	$12,105,564	1.53%	0.30%	to	0.30%	(16.74%)	to	(16.74%)
2021	542,055	22.96	to	22.96	12,447,235	1.20%	0.30%	to	0.30%	23.72%	to	23.72%
2020	446,729	18.56	to	18.56	8,291,231	1.52%	0.30%	to	0.30%	13.21%	to	13.21%
2019	323,518	16.39	to	16.39	5,304,039	1.98%	0.30%	to	0.30%	25.76%	to	25.76%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2022	155,899	$12.72	to	$12.72	$1,983,554	2.15%	0.30%	to	0.30%	(21.02%)	to	(21.02%)
2021	117,623	16.11	to	16.11	1,894,913	2.78%	0.30%	to	0.30%	(1.79%)	to	(1.79%)
2020	84,679	16.40	to	16.40	1,389,060	0.74%	0.30%	to	0.30%	13.63%	to	13.63%
2019	58,546	14.44	to	14.44	845,166	1.73%	0.30%	to	0.30%	22.51%	to	22.51%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
BNY Mellon Variable Investment Fund – Service Class Shares (2)
Opportunistic Small Cap Portfolio
2022	363,889	$23.37	to	$25.76	$8,838,968	0.00%	0.30%	to	0.90%	(17.08%)	to	(17.57%)
2021	362,386	28.35	to	31.07	10,630,812	0.00%	0.30%	to	0.90%	15.81%	to	15.13%
2020	372,892	24.63	to	26.83	9,468,825	0.41%	0.30%	to	0.90%	19.22%	to	18.51%
2019	362,912	20.78	to	22.50	7,740,961	0.00%	0.30%	to	0.90%	21.13%	to	20.41%
2018	351,473	17.26	to	18.58	6,200,489	0.00%	0.30%	to	0.90%	(19.53%)	to	(20.01%)
Quality Bond Portfolio
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020 (3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	84,167	16.72	to	16.72	1,407,259	1.67%	0.90%	to	0.90%	6.95%	to	6.95%
2018	83,642	15.63	to	15.63	1,307,651	2.49%	0.90%	to	0.90%	(3.60%)	to	(3.60%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (2)
Sustainable U.S. Equity Portfolio
2022	96,236	$25.76	to	$33.45	$3,149,029	0.28%	0.30%	to	0.90%	(23.29%)	to	(23.75%)
2021	90,902	33.78	to	43.61	3,877,343	0.59%	0.30%	to	0.90%	26.30%	to	25.55%
2020	86,718	26.91	to	34.53	2,936,616	0.86%	0.30%	to	0.90%	23.48%	to	22.75%
2019	80,843	21.92	to	27.96	2,213,681	1.19%	0.30%	to	0.90%	33.61%	to	32.81%
2018	72,253	16.50	to	20.93	1,469,387	1.45%	0.30%	to	0.90%	(4.93%)	to	(5.49%)
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2022	8,177	$28.50	to	$28.50	$233,064	0.00%	0.90%	to	0.90%	(20.20%)	to	(20.20%)
2021	8,255	35.72	to	35.72	294,856	0.20%	0.90%	to	0.90%	14.00%	to	14.00%
2020	7,754	31.33	to	31.33	242,951	0.45%	0.90%	to	0.90%	11.24%	to	11.24%
2019	7,376	28.16	to	28.16	207,772	0.42%	0.90%	to	0.90%	30.19%	to	30.19%
2018	8,864	21.63	to	21.63	191,778	0.54%	0.90%	to	0.90%	(5.29%)	to	(5.29%)
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP
2022	98,418	$26.43	to	$26.43	$2,600,721	0.86%	0.30%	to	0.30%	(18.86%)	to	(18.86%)
2021	102,810	32.57	to	32.57	3,348,322	1.05%	0.30%	to	0.30%	27.53%	to	27.53%
2020	115,560	25.54	to	25.54	2,951,171	1.33%	0.30%	to	0.30%	17.28%	to	17.28%
2019	119,677	21.78	to	21.78	2,606,060	1.60%	0.30%	to	0.30%	30.27%	to	30.27%
2018	120,251	16.72	to	16.72	2,010,070	1.39%	0.30%	to	0.30%	(5.22%)	to	(5.22%)
DWS Variable Series I – Class A Shares
DWS Bond VIP
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021 (4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	528,943	15.17	to	19.29	9,904,233	2.71%	0.30%	to	0.90%	8.75%	to	8.10%
2019	510,659	13.95	to	17.84	8,867,616	3.08%	0.30%	to	0.90%	10.29%	to	9.64%
2018	503,659	12.65	to	16.27	7,999,357	4.44%	0.30%	to	0.90%	(2.95%)	to	(3.53%)
DWS Core Equity VIP
2022	142,795	$32.18	to	$32.18	$4,594,448	0.73%	0.90%	to	0.90%	(16.28%)	to	(16.28%)
2021	152,536	38.43	to	38.43	5,862,348	0.76%	0.90%	to	0.90%	24.18%	to	24.18%
2020	165,521	30.95	to	30.95	5,122,619	1.35%	0.90%	to	0.90%	15.10%	to	15.10%
2019	175,012	26.89	to	26.89	4,705,954	1.09%	0.90%	to	0.90%	29.14%	to	29.14%
2018	183,328	20.82	to	20.82	3,817,238	1.77%	0.90%	to	0.90%	(6.53%)	to	(6.53%)
DWS CROCI International VIP
2022	1,991,898	$8.06	to	$10.47	$16,729,512	2.89%	0.30%	to	0.90%	(13.45%)	to	(13.96%)
2021	1,998,200	9.37	to	12.09	19,427,918	2.39%	0.30%	to	0.90%	8.91%	to	8.26%
2020	1,938,647	8.66	to	11.11	17,362,692	3.39%	0.30%	to	0.90%	2.30%	to	1.69%
2019	1,828,667	8.51	to	10.86	16,067,294	2.96%	0.30%	to	0.90%	21.41%	to	20.69%
2018	1,809,266	7.05	to	8.94	13,128,872	1.03%	0.30%	to	0.90%	(14.65%)	to	(15.16%)
DWS Global Small Cap VIP
2022	637,571	$17.83	to	$25.24	$14,298,144	0.47%	0.30%	to	0.90%	(24.28%)	to	(24.73%)
2021	624,235	23.55	to	33.54	18,628,755	0.35%	0.30%	to	0.90%	14.60%	to	13.92%
2020	620,577	20.55	to	29.44	16,299,795	0.79%	0.30%	to	0.90%	17.01%	to	16.31%
2019	607,331	17.57	to	25.31	13,753,985	0.00%	0.30%	to	0.90%	20.93%	to	20.21%
2018	582,623	14.53	to	21.06	11,046,886	0.28%	0.30%	to	0.90%	(20.75%)	to	(21.22%)
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
2022	1,034,968	$15.14	to	$37.64	$36,799,247	1.70%	0.30%	to	0.90%	(15.65%)	to	(16.15%)
2021	1,070,799	17.95	to	44.89	45,453,527	1.92%	0.30%	to	0.90%	26.31%	to	25.56%
2020	1,078,690	14.21	to	35.75	36,569,410	2.31%	0.30%	to	0.90%	(12.42%)	to	(12.94%)
2019	988,352	16.23	to	41.07	38,536,676	1.89%	0.30%	to	0.90%	32.56%	to	31.77%
2018	1,008,263	12.24	to	31.17	29,930,333	2.47%	0.30%	to	0.90%	(10.77%)	to	(11.30%)
DWS Government & Agency Securities VIP
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020 (5)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	166,801	14.18	to	19.19	2,841,033	2.64%	0.30%	to	0.90%	6.11%	to	5.48%
2018	149,696	13.36	to	18.20	2,459,411	2.64%	0.30%	to	0.90%	0.24%	to	(0.36%)
DWS Government Money Market VIP
2022	1,582,108	$10.21	to	$11.23	$17,381,551	2.39%	0.30%	to	0.90%	1.01%	to	0.41%
2021	1,614,143	10.11	to	11.19	17,669,279	0.01%	0.30%	to	0.90%	(0.29%)	to	(0.88%)
2020	633,385	10.13	to	11.29	6,903,856	0.11%	0.30%	to	0.90%	(0.07%)	to	(0.66%)
2019	191,242	10.14	to	11.36	2,097,181	1.75%	0.30%	to	0.90%	1.47%	to	0.86%
2018	175,942	9.99	to	11.26	1,920,044	1.39%	0.30%	to	0.90%	1.09%	to	0.48%
DWS High Income VIP
2022	344,923	$20.48	to	$25.98	$8,182,987	5.04%	0.30%	to	0.90%	(9.15%)	to	(9.69%)
2021	350,815	22.55	to	28.77	9,210,924	4.54%	0.30%	to	0.90%	3.69%	to	3.08%
2020	332,899	21.75	to	27.91	8,479,341	5.37%	0.30%	to	0.90%	5.92%	to	5.29%
2019	320,863	20.53	to	26.51	7,773,610	5.63%	0.30%	to	0.90%	15.34%	to	14.66%
2018	312,152	17.80	to	23.12	6,625,032	7.80%	0.30%	to	0.90%	(2.81%)	to	(3.39%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

DWS Small Mid Cap Growth VIP
2022	43,365	$10.13	to	$10.13	$439,108	0.00%	0.90%	to	0.90%	(28.66%)	to	(28.66%)
2021	45,852	14.19	to	14.19	650,817	0.04%	0.90%	to	0.90%	12.83%	to	12.83%
2020	50,224	12.58	to	12.58	631,836	0.05%	0.90%	to	0.90%	29.01%	to	29.01%
2019	57,075	9.75	to	9.75	556,551	0.00%	0.90%	to	0.90%	21.32%	to	21.32%
2018	58,347	8.04	to	8.04	468,960	0.00%	0.90%	to	0.90%	(14.36%)	to	(14.36%)
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio
2022	1,478,714	$34.52	to	$43.66	$59,566,530	0.46%	0.30%	to	0.90%	(24.75%)	to	(25.20%)
2021	1,449,175	45.88	to	58.03	77,578,091	0.00%	0.30%	to	0.90%	22.71%	to	21.98%
2020	1,445,150	37.38	to	47.29	63,031,377	0.06%	0.30%	to	0.90%	43.32%	to	42.46%
2019	1,470,102	26.08	to	32.99	44,704,085	0.16%	0.30%	to	0.90%	33.78%	to	32.99%
2018	1,471,881	19.50	to	24.66	33,445,211	0.15%	0.30%	to	0.90%	(0.57%)	to	(1.17%)
VIP Index 500 Portfolio
2022	1,656,327	$36.98	to	$37.39	$61,601,259	1.37%	0.30%	to	0.90%	(18.54%)	to	(19.02%)
2021	1,613,039	45.67	to	45.90	73,851,137	1.19%	0.30%	to	0.90%	28.06%	to	27.30%
2020	1,586,806	35.85	to	35.88	56,905,220	1.71%	0.30%	to	0.90%	17.77%	to	17.07%
2019	1,500,856	30.44	to	30.64	45,862,082	1.92%	0.30%	to	0.90%	30.82%	to	30.05%
2018	1,437,605	23.27	to	23.56	33,717,797	1.81%	0.30%	to	0.90%	(4.87%)	to	(5.44%)
VIP Mid Cap Portfolio
2022	993,558	$29.86	to	$58.71	$35,441,540	0.40%	0.30%	to	0.90%	(15.11%)	to	(15.61%)
2021	954,933	35.18	to	69.57	40,713,396	0.52%	0.30%	to	0.90%	25.13%	to	24.39%
2020	942,920	28.11	to	55.93	32,523,679	0.57%	0.30%	to	0.90%	17.68%	to	16.98%
2019	877,460	23.89	to	47.81	26,309,923	0.82%	0.30%	to	0.90%	22.98%	to	22.25%
2018	815,621	19.42	to	39.11	20,348,626	0.56%	0.30%	to	0.90%	(14.90%)	to	(15.41%)
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2022	6,845	$16.90	to	$16.90	$115,633	1.65%	0.30%	to	0.30%	(12.90%)	to	(12.90%)
2021	7,224	19.40	to	19.40	140,120	0.69%	0.30%	to	0.30%	3.51%	to	3.51%
2020	9,025	18.74	to	18.74	169,125	1.09%	0.30%	to	0.30%	10.60%	to	10.60%
2019	8,577	16.94	to	16.94	145,342	2.07%	0.30%	to	0.30%	13.26%	to	13.26%
2018	7,272	14.96	to	14.96	108,800	1.66%	0.30%	to	0.30%	(3.53%)	to	(3.53%)
VIP Freedom 2010 Portfolio
2022	11,845	$18.89	to	$18.89	$223,722	2.25%	0.30%	to	0.30%	(13.92%)	to	(13.92%)
2021	11,312	21.94	to	21.94	248,203	1.01%	0.30%	to	0.30%	5.28%	to	5.28%
2020	9,034	20.84	to	20.84	188,280	1.16%	0.30%	to	0.30%	11.90%	to	11.90%
2019	7,848	18.62	to	18.62	146,199	1.93%	0.30%	to	0.30%	15.40%	to	15.40%
2018	7,464	16.14	to	16.14	120,484	1.48%	0.30%	to	0.30%	(4.55%)	to	(4.55%)
VIP Freedom 2015 Portfolio
2022	14,152	$19.86	to	$19.86	$281,104	1.81%	0.30%	to	0.30%	(15.04%)	to	(15.04%)
2021	13,159	23.38	to	23.38	307,668	0.86%	0.30%	to	0.30%	7.07%	to	7.07%
2020	13,174	21.84	to	21.84	287,675	1.13%	0.30%	to	0.30%	13.22%	to	13.22%
2019	11,872	19.29	to	19.29	228,931	1.96%	0.30%	to	0.30%	17.62%	to	17.62%
2018	10,720	16.40	to	16.40	175,739	1.45%	0.30%	to	0.30%	(5.57%)	to	(5.57%)
VIP Freedom 2020 Portfolio
2022	68,327	$20.62	to	$20.62	$1,408,795	1.76%	0.30%	to	0.30%	(16.22%)	to	(16.22%)
2021	65,060	24.61	to	24.61	1,601,110	0.87%	0.30%	to	0.30%	8.94%	to	8.94%
2020	63,471	22.59	to	22.59	1,433,869	1.07%	0.30%	to	0.30%	14.38%	to	14.38%
2019	61,519	19.75	to	19.75	1,215,070	1.87%	0.30%	to	0.30%	19.52%	to	19.52%
2018	58,107	16.53	to	16.53	960,253	1.38%	0.30%	to	0.30%	(6.36%)	to	(6.36%)
VIP Freedom 2025 Portfolio
2022	92,692	$22.18	to	$22.18	$2,056,193	1.65%	0.30%	to	0.30%	(16.89%)	to	(16.89%)
2021	89,108	26.69	to	26.69	2,378,310	0.86%	0.30%	to	0.30%	10.22%	to	10.22%
2020	89,817	24.22	to	24.22	2,174,978	1.01%	0.30%	to	0.30%	15.33%	to	15.33%
2019	87,984	21.00	to	21.00	1,847,393	1.88%	0.30%	to	0.30%	21.15%	to	21.15%
2018	90,787	17.33	to	17.33	1,573,461	1.29%	0.30%	to	0.30%	(7.06%)	to	(7.06%)
VIP Freedom 2030 Portfolio
2022	430,079	$23.03	to	$23.03	$9,904,804	1.65%	0.30%	to	0.30%	(17.33%)	to	(17.33%)
2021	401,981	27.86	to	27.86	11,198,853	0.88%	0.30%	to	0.30%	11.74%	to	11.74%
2020	396,295	24.93	to	24.93	9,880,911	1.04%	0.30%	to	0.30%	16.29%	to	16.29%
2019	390,333	21.44	to	21.44	8,368,731	1.88%	0.30%	to	0.30%	23.74%	to	23.74%
2018	347,518	17.33	to	17.33	6,021,283	1.20%	0.30%	to	0.30%	(8.33%)	to	(8.33%)
VIP Freedom Income Portfolio
2022	60,128	$15.35	to	$15.35	$923,095	1.95%	0.30%	to	0.30%	(12.52%)	to	(12.52%)
2021	57,839	17.55	to	17.55	1,015,064	0.83%	0.30%	to	0.30%	2.72%	to	2.72%
2020	53,495	17.09	to	17.09	913,982	1.16%	0.30%	to	0.30%	9.95%	to	9.95%
2019	49,597	15.54	to	15.54	770,628	1.97%	0.30%	to	0.30%	11.30%	to	11.30%
2018	43,959	13.96	to	13.96	613,677	1.60%	0.30%	to	0.30%	(2.57%)	to	(2.57%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2022	74,117	$15.01	to	$15.01	$1,112,464	2.36%	0.30%	to	0.30%	(10.03%)	to	(10.03%)
2021	67,144	16.68	to	16.68	1,120,117	0.92%	0.30%	to	0.30%	3.21%	to	3.21%
2020	67,449	16.16	to	16.16	1,090,224	1.03%	0.30%	to	0.30%	7.74%	to	7.74%
2019	66,891	15.00	to	15.00	1,003,464	1.86%	0.30%	to	0.30%	9.83%	to	9.83%
2018	58,362	13.66	to	13.66	797,184	2.06%	0.30%	to	0.30%	(2.12%)	to	(2.12%)
VIP FundsManager 50% Portfolio
2022	224,667	$19.91	to	$19.91	$4,473,438	1.88%	0.30%	to	0.30%	(14.29%)	to	(14.29%)
2021	206,726	23.23	to	23.23	4,802,652	0.99%	0.30%	to	0.30%	9.55%	to	9.55%
2020	200,090	21.21	to	21.21	4,243,374	1.05%	0.30%	to	0.30%	13.55%	to	13.55%
2019	177,140	18.68	to	18.68	3,308,444	1.60%	0.30%	to	0.30%	17.34%	to	17.34%
2018	173,819	15.92	to	15.92	2,766,744	1.37%	0.30%	to	0.30%	(5.66%)	to	(5.66%)
VIP FundsManager 70% Portfolio
2022	356,464	$22.99	to	$22.99	$8,193,393	1.39%	0.30%	to	0.30%	(16.05%)	to	(16.05%)
2021	358,717	27.38	to	27.38	9,821,050	0.90%	0.30%	to	0.30%	14.09%	to	14.09%
2020	345,620	24.00	to	24.00	8,293,523	0.81%	0.30%	to	0.30%	15.59%	to	15.59%
2019	328,836	20.76	to	20.76	6,826,247	1.23%	0.30%	to	0.30%	22.13%	to	22.13%
2018	313,762	17.00	to	17.00	5,333,280	0.91%	0.30%	to	0.30%	(7.95%)	to	(7.95%)
VIP FundsManager 85% Portfolio
2022	404,045	$25.22	to	$25.22	$10,188,027	0.94%	0.30%	to	0.30%	(17.44%)	to	(17.44%)
2021	390,493	30.54	to	30.54	11,926,124	0.84%	0.30%	to	0.30%	17.29%	to	17.29%
2020	378,324	26.04	to	26.04	9,851,190	0.71%	0.30%	to	0.30%	16.92%	to	16.92%
2019	358,052	22.27	to	22.27	7,974,248	1.08%	0.30%	to	0.30%	25.76%	to	25.76%
2018	330,753	17.71	to	17.71	5,857,375	0.67%	0.30%	to	0.30%	(9.36%)	to	(9.36%)
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2022	254,745	$21.25	to	$21.25	$5,414,016	2.03%	0.90%	to	0.90%	(22.68%)	to	(22.68%)
2021	245,063	27.49	to	27.49	6,735,870	0.88%	0.90%	to	0.90%	(6.58%)	to	(6.58%)
2020	237,442	29.42	to	29.42	6,986,153	4.14%	0.90%	to	0.90%	16.14%	to	16.14%
2019	242,468	25.33	to	25.33	6,142,756	0.98%	0.90%	to	0.90%	25.57%	to	25.57%
2018	244,841	20.18	to	20.18	4,939,913	0.86%	0.90%	to	0.90%	(16.55%)	to	(16.55%)
Small – Mid Cap Growth VIP Fund
2022	452,833	$30.41	to	$30.83	$13,828,584	0.00%	0.30%	to	0.90%	(33.89%)	to	(34.28%)
2021	426,331	46.00	to	46.92	19,734,814	0.00%	0.30%	to	0.90%	9.68%	to	9.03%
2020	411,003	41.94	to	43.03	17,386,886	0.00%	0.30%	to	0.90%	54.63%	to	53.71%
2019	409,608	27.12	to	28.00	11,236,663	0.00%	0.30%	to	0.90%	31.04%	to	30.26%
2018	397,578	20.70	to	21.49	8,348,989	0.00%	0.30%	to	0.90%	(5.66%)	to	(6.22%)
Small Cap Value VIP Fund
2022	412,437	$20.97	to	$33.67	$12,195,661	0.95%	0.30%	to	0.90%	(10.33%)	to	(10.87%)
2021	418,886	23.39	to	37.78	13,819,218	0.99%	0.30%	to	0.90%	24.99%	to	24.25%
2020	416,542	18.71	to	30.41	11,063,584	1.50%	0.30%	to	0.90%	4.87%	to	4.25%
2019	381,085	17.84	to	29.17	9,675,015	1.05%	0.30%	to	0.90%	25.97%	to	25.22%
2018	363,925	19.56	to	23.29	7,384,525	0.88%	0.30%	to	0.90%	(13.14%)	to	(13.66%)
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2022	193,604	$22.05	to	$55.67	$10,602,220	0.66%	0.30%	to	0.90%	(10.26%)	to	(10.79%)
2021	209,786	24.57	to	62.40	12,709,910	0.48%	0.30%	to	0.90%	30.56%	to	29.78%
2020	219,884	18.82	to	48.08	10,278,767	0.67%	0.30%	to	0.90%	8.08%	to	7.43%
2019	217,492	17.42	to	44.75	9,462,978	0.81%	0.30%	to	0.90%	31.13%	to	30.35%
2018	228,674	34.33	to	34.33	7,610,468	1.33%	0.30%	to	0.90%	(10.73%)	to	(11.26%)
Small Cap Equity Insights Fund
2022	118,603	$20.73	to	$36.70	$3,918,646	0.27%	0.30%	to	0.90%	(19.62%)	to	(20.10%)
2021	123,115	25.79	to	45.93	5,029,561	0.46%	0.30%	to	0.90%	23.42%	to	22.69%
2020	131,114	20.90	to	37.44	4,375,940	0.23%	0.30%	to	0.90%	8.26%	to	7.61%
2019	126,247	19.30	to	34.79	3,928,197	0.49%	0.30%	to	0.90%	24.47%	to	23.73%
2018	131,723	15.51	to	28.12	3,295,976	0.47%	0.30%	to	0.90%	(8.90%)	to	(9.44%)
Strategic Growth Fund
2022	637,964	$33.44	to	$33.44	$21,332,398	0.00%	0.90%	to	0.90%	(33.12%)	to	(33.12%)
2021	639,148	50.00	to	50.00	31,954,543	0.00%	0.90%	to	0.90%	20.84%	to	20.84%
2020	666,207	41.37	to	41.37	27,563,526	0.09%	0.90%	to	0.90%	39.25%	to	39.25%
2019	714,760	29.71	to	29.71	21,236,923	0.30%	0.90%	to	0.90%	34.32%	to	34.32%
2018	750,969	22.12	to	22.12	16,611,749	0.44%	0.90%	to	0.90%	(1.93%)	to	(1.93%)
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2022	682,558	$28.50	to	$34.70	$20,179,066	1.11%	0.30%	to	0.90%	(16.87%)	to	(17.36%)
2021	649,326	34.28	to	41.99	23,175,105	0.88%	0.30%	to	0.90%	16.56%	to	15.87%
2020	631,827	29.41	to	36.24	19,446,763	2.10%	0.30%	to	0.90%	13.69%	to	13.01%
2019	591,304	25.87	to	32.07	16,096,806	1.67%	0.30%	to	0.90%	21.91%	to	21.18%
2018	549,435	21.22	to	26.46	12,325,101	1.79%	0.30%	to	0.90%	0.13%	to	(0.47%)
VIT Enterprise Portfolio (Service Shares)
2022	97,116	$29.97	to	$46.34	$4,207,447	0.24%	0.30%	to	0.90%	(16.40%)	to	(16.90%)
2021	99,525	35.85	to	55.76	5,216,752	0.24%	0.30%	to	0.90%	16.19%	to	15.50%
2020	105,014	30.85	to	48.28	4,762,327	0.04%	0.30%	to	0.90%	18.83%	to	18.12%
2019	108,780	25.96	to	40.87	4,146,273	0.05%	0.30%	to	0.90%	34.75%	to	33.95%
2018	115,870	19.27	to	30.51	3,270,993	0.13%	0.30%	to	0.90%	(0.96%)	to	(1.56%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

VIT Forty Portfolio (Institutional Shares)
2022	1,763,452	$30.78	to	$35.81	$57,846,788	0.16%	0.30%	to	0.90%	(33.75%)	to	(34.14%)
2021	1,701,656	46.73	to	54.05	84,215,448	0.50%	0.30%	to	0.90%	22.53%	to	21.80%
2020	1,725,525	38.37	to	44.11	69,706,070	0.70%	0.30%	to	0.90%	38.98%	to	38.15%
2019	1,777,769	27.77	to	31.74	51,677,143	0.15%	0.30%	to	0.90%	36.75%	to	35.94%
2018	1,802,799	20.43	to	23.21	38,319,992	1.16%	0.30%	to	0.90%	1.68%	to	1.07%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged) (6)
2022	310,890	$17.09	to	$21.91	$6,235,006	1.35%	0.30%	to	0.90%	(10.42%)	to	(10.95%)
2021	308,691	19.08	to	24.61	7,027,568	1.59%	0.30%	to	0.90%	(2.25%)	to	(2.83%)
2020	293,098	19.51	to	25.33	6,847,463	5.75%	0.30%	to	0.90%	5.24%	to	4.61%
2019	268,047	18.54	to	24.21	5,993,598	1.77%	0.30%	to	0.90%	6.68%	to	6.05%
2018	258,604	17.38	to	22.83	5,471,136	1.32%	0.30%	to	0.90%	1.81%	to	1.21%
VIT Low Duration Portfolio
2022	414,974	$12.52	to	$15.58	$6,097,188	1.57%	0.30%	to	0.90%	(6.02%)	to	(6.58%)
2021	413,172	13.32	to	16.67	6,524,685	0.52%	0.30%	to	0.90%	(1.22%)	to	(1.81%)
2020	389,006	13.48	to	16.98	6,228,817	1.19%	0.30%	to	0.90%	2.68%	to	2.07%
2019	359,476	13.13	to	16.64	5,672,144	2.76%	0.30%	to	0.90%	3.71%	to	3.10%
2018	343,065	12.66	to	16.14	5,273,530	1.92%	0.30%	to	0.90%	0.04%	to	(0.56%)
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I
2022	66,083	$11.02	to	$11.02	$728,444	2.64%	0.30%	to	0.30%	(20.24%)	to	(20.24%)
2021	65,826	13.82	to	13.82	909,724	1.28%	0.30%	to	0.30%	9.42%	to	9.42%
2020	73,204	12.63	to	12.63	924,565	2.67%	0.30%	to	0.30%	15.82%	to	15.82%
2019 (7)	75,996	11.47	to	10.91	828,760	0.00%	0.30%	to	0.90%	9.05%	to	9.05%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
LargeCap Growth Account I
2022	24,589	$12.28	to	$12.46	$305,925	0.00%	0.30%	to	0.70%	(34.35%)	to	(34.61%)
2021	24,228	18.78	to	18.97	459,343	0.00%	0.30%	to	0.70%	21.53%	to	21.05%
2020	24,220	15.52	to	15.61	377,959	0.03%	0.30%	to	0.70%	35.79%	to	35.25%
2019 (8)	23,334	11.47	to	11.50	268,237	0.00%	0.30%	to	0.70%	14.98%	to	14.71%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I
2022	11,986	$9.62	to	$9.62	$115,332	3.11%	0.30%	to	0.30%	(14.38%)	to	(14.38%)
2021	12,250	11.24	to	11.24	137,676	2.64%	0.30%	to	0.30%	(0.75%)	to	(0.75%)
2020	11,919	11.32	to	11.32	134,969	3.56%	0.30%	to	0.30%	9.22%	to	9.22%
2019 (9)	12,462	10.37	to	10.37	129,194	0.00%	0.30%	to	0.30%	3.67%	to	3.67%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Government & High Quality Bond Account I
2022	14,806	$9.07	to	$9.07	$134,228	1.41%	0.30%	to	0.30%	(12.07%)	to	(12.07%)
2021	14,454	10.31	to	10.31	149,025	2.29%	0.30%	to	0.30%	(1.62%)	to	(1.62%)
2020	14,135	10.48	to	10.48	148,128	2.99%	0.30%	to	0.30%	2.56%	to	2.56%
2019 (10)	7,037	10.22	to	10.22	71,907	0.00%	0.30%	to	0.30%	2.18%	to	2.18%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Short-Term Income Account I
2022	742	$9.99	to	$9.99	$7,409	1.26%	0.30%	to	0.30%	(3.74%)	to	(3.74%)
2021	520	10.37	to	10.37	5,397	1.68%	0.30%	to	0.30%	(1.01%)	to	(1.01%)
2020	305	10.48	to	10.48	3,201	2.56%	0.30%	to	0.30%	3.05%	to	3.05%
2019 (11)	89	10.17	to	10.17	900	0.00%	0.30%	to	0.30%	1.70%	to	1.70%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2022	147,629	$27.33	to	$63.73	$5,103,373	0.62%	0.30%	to	0.90%	(16.87%)	to	(17.36%)
2021	162,433	32.88	to	76.97	6,671,218	0.74%	0.30%	to	0.90%	27.12%	to	26.36%
2020	164,817	25.87	to	60.79	5,341,989	1.09%	0.30%	to	0.90%	18.08%	to	17.38%
2019	181,909	21.90	to	51.69	4,941,488	1.40%	0.30%	to	0.90%	31.70%	to	30.92%
2018	192,103	1.71	to	26.96	3,912,574	0.96%	0.30%	to	0.90%	(3.93%)	to	(4.51%)
Diversified International Account II
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (12)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	56,112	11.81	to	11.81	662,577	1.94%	0.30%	to	0.30%	(18.03%)	to	(18.03%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

Equity Income Account II
2022	276,153	$23.45	to	$45.58	$10,501,778	1.67%	0.30%	to	0.90%	(10.98%)	to	(11.51%)
2021	279,432	26.34	to	51.51	12,042,733	1.86%	0.30%	to	0.90%	21.78%	to	21.06%
2020	301,453	21.63	to	42.55	10,510,523	1.76%	0.30%	to	0.90%	5.83%	to	5.20%
2019	310,090	20.44	to	40.44	10,249,636	1.70%	0.30%	to	0.90%	28.39%	to	27.63%
2018	325,897	15.92	to	31.69	8,447,556	1.74%	0.30%	to	0.90%	(5.52%)	to	(6.09%)
LargeCap Growth Account II
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (13)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	13,655	16.10	to	16.10	224,509	0.09%	0.30%	to	0.30%	(7.82%)	to	(8.18%)
MidCap Account II
2022	89,095	$27.36	to	$211.11	$13,933,005	0.00%	0.30%	to	0.90%	(23.39%)	to	(23.85%)
2021	94,631	35.71	to	277.22	18,845,959	0.00%	0.30%	to	0.90%	24.82%	to	24.08%
2020	104,936	28.61	to	223.42	16,003,993	0.50%	0.30%	to	0.90%	17.71%	to	17.01%
2019	106,701	24.30	to	190.94	14,001,738	0.05%	0.30%	to	0.90%	42.30%	to	41.45%
2018	111,968	17.08	to	134.98	10,530,246	0.05%	0.30%	to	0.90%	(7.07%)	to	(7.62%)
SmallCap Account II
2022	164,270	$14.79	to	$15.49	$2,439,033	0.00%	0.30%	to	0.90%	(21.12%)	to	(21.59%)
2021	170,616	18.87	to	19.64	3,228,559	0.15%	0.30%	to	0.90%	19.50%	to	18.79%
2020	182,227	15.88	to	16.43	2,901,449	0.27%	0.30%	to	0.90%	21.51%	to	20.78%
2019	187,542	13.15	to	13.53	2,471,523	0.09%	0.30%	to	0.90%	26.74%	to	25.99%
2018	191,777	10.44	to	10.67	2,004,865	0.09%	0.30%	to	0.90%	(11.43%)	to	(11.96%)
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds
Government & High Quality Bond Account II
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (14)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	5,959	10.83	to	10.83	64,564	3.21%	0.30%	to	0.30%	0.38%	to	0.38%
Income Account II
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (15)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	12,091	11.67	to	11.67	141,073	4.14%	0.30%	to	0.30%	0.17%	to	0.17%
Short-Term Income Account II
2022	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (16)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	18	10.64	to	10.64	194	1.87%	0.30%	to	0.30%	0.92%	to	0.92%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2022	2,211,196	$16.68	to	$30.27	$51,420,436	2.09%	0.30%	to	0.90%	(16.54%)	to	(17.04%)
2021	2,134,145	19.98	to	36.48	59,632,043	1.39%	0.30%	to	0.90%	13.05%	to	12.38%
2020	2,052,998	17.68	to	32.47	50,977,191	2.05%	0.30%	to	0.90%	10.62%	to	9.96%
2019	1,944,597	15.98	to	29.52	43,958,906	2.35%	0.30%	to	0.90%	19.38%	to	18.67%
2018	1,878,418	13.39	to	24.88	35,782,282	2.96%	0.30%	to	0.90%	(5.54%)	to	(6.10%)
SAM Conservative Balanced Portfolio
2022	458,902	$14.76	to	$25.02	$9,250,500	2.18%	0.30%	to	0.90%	(14.94%)	to	(15.45%)
2021	443,181	17.36	to	29.59	10,503,144	1.70%	0.30%	to	0.90%	9.15%	to	8.50%
2020	413,212	15.90	to	27.27	9,029,204	2.26%	0.30%	to	0.90%	8.92%	to	8.27%
2019	386,166	14.60	to	25.19	7,789,864	2.77%	0.30%	to	0.90%	15.32%	to	14.63%
2018	354,825	16.52	to	21.97	6,236,499	3.20%	0.30%	to	0.90%	(4.04%)	to	(4.62%)
SAM Conservative Growth Portfolio
2022	3,814,048	$18.71	to	$35.21	$103,002,928	1.76%	0.30%	to	0.90%	(18.22%)	to	(18.71%)
2021	3,723,807	22.88	to	43.23	123,673,118	1.04%	0.30%	to	0.90%	17.09%	to	16.40%
2020	3,632,866	19.54	to	37.07	103,731,751	1.69%	0.30%	to	0.90%	12.35%	to	11.68%
2019	3,515,719	17.39	to	33.13	90,349,719	1.65%	0.30%	to	0.90%	23.31%	to	22.58%
2018	3,404,745	14.11	to	26.93	71,593,270	2.61%	0.30%	to	0.90%	(7.10%)	to	(7.66%)
SAM Flexible Income Portfolio
2022	135,105	$13.52	to	$21.82	$2,436,817	2.64%	0.30%	to	0.90%	(13.63%)	to	(14.14%)
2021	142,722	15.65	to	25.41	2,915,717	2.24%	0.30%	to	0.90%	6.30%	to	5.66%
2020	132,144	14.73	to	24.05	2,570,782	2.69%	0.30%	to	0.90%	6.71%	to	6.07%
2019	127,878	13.80	to	22.67	2,347,629	3.45%	0.30%	to	0.90%	12.63%	to	11.96%
2018	131,504	16.26	to	20.25	2,195,111	3.88%	0.30%	to	0.90%	(2.49%)	to	(3.07%)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

SAM Strategic Growth Portfolio
2022	4,485,699	$20.11	to	$38.99	$129,535,185	1.81%	0.30%	to	0.90%	(19.22%)	to	(19.70%)
2021	4,376,369	24.89	to	48.46	157,653,615	0.80%	0.30%	to	0.90%	19.18%	to	18.47%
2020	4,288,047	20.89	to	40.82	130,710,627	1.61%	0.30%	to	0.90%	14.79%	to	14.10%
2019	4,188,281	18.20	to	35.71	112,121,215	1.35%	0.30%	to	0.90%	26.75%	to	26.00%
2018	4,073,530	14.36	to	27.92	86,999,915	2.21%	0.30%	to	0.90%	(9.14%)	to	(9.68%)

(1)	Name Changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.
(2)	The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.
(3)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio liquidated on April 30, 2020.
(4)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liqudated on October 28, 2021.
(5)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27,2020.
(6)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.
(7)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Diversified International Account I subaccount. June 14, 2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(8)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

(9)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(10)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Government & High Quality Bond Account I subaccount. June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(11)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Short-Term Income Account I subaccount. June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

(12)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(13)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

(14)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(15)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2022

6. Financial Highlights

(16)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2022, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or Accounts that would have a material effect on the accompanying financial statements or note disclosures.

PART C

OTHER INFORMATION

Item	30. Exhibits.

(a)	Board of Directors Resolutions.

	1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A, is incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

	1)	Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life Separate Account A, and WM Funds Distributor, Inc., is incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-6 for Farmers Variable Life Separate Account A filed on April 29, 2008 (File Nos. 333-100287 and 811-09507).

	2)	Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and WM Financial Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

	3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	4)	Registered Representative Agreement, Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File No. 333-85183).

	6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	8)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-6 for Farmers Variable Life Separate Account A, (File Nos. 333-100287 and 811-09507).

(d)	Contracts.

	1)	Specimen Flexible Premium Variable Life Insurance Policy, is incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).

	2)	Monthly Disability Benefit Rider, is incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287) and by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-84023).

	3)	Accelerated Benefit Rider, is incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).

4)	Accelerated Benefit Rider for Terminal Illness, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-84023).

	5)	Revised Variable Policy Facing Page, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-84023).

	6)	Revised Policy Specifications, is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File No. 333-100287).

(e)	Applications.

	1)	Form of Policy Application for Variable Life Insurance, is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

	2)	Revised Variable Universal Life Application Supplement (2007), Is incorporated herein by reference to filed in Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 25, 2007 (File No. 333-100287).

	3)	Revised Variable Universal Life Application Supplement (May 2008), is incorporated herein by reference to Pre effective Amendment No. 1 and Post Effective Amendment No. 8 on Form N-6 for Farmers Variable Life Separate Account A filed on August 11, 2008 (File Nos. 333-100287 and 811-09507).

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	1)	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

	2)	By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

	3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	7)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

(g)	Reinsurance Contracts.

	1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-84023).

	2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-84023).,

(h)	Participation Agreements.

	1)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	2)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).

	3)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	4)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	5)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	6)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	7)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

	8)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).

	9)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File No. 333-85183).

10)	Form of Amendment No. 3 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

11)	Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

12)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File No. 333-85183).

13)	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).

14)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).

15)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File No. 333-85183).

16)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

17)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

18)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

19)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

20)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

21)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

22)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

23)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

24)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File No 333-85183 and 811-09547).

25)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

26)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

27)	Amendment to the Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

28)	Amendment to the Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company. (February 4, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

29)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

30)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

31)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	32)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	33)	Amendment to Participation Agreement dated May 15, 2000 between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co and Farmers New World Life Insurance Company (January 28, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	34)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013) is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	35)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

	36)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

	37)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

	38)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

	39)	Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021 filed with the SEC on April 29, 2022.

(i)	Administrative Contracts.

	1)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).

	2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).

(j)	Other Material Contracts.

	1)	Power of Attorney, Filed herewith

(k)	Legal Opinion.

	1)	Opinion of Garrett B. Paddor, Esquire, Filed herewith

(l)	Actuarial Opinion.

	1)	Opinion of Ryan R. Larson, FSA, MAAA, is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-100287).

(m)	Calculations, Is incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

(n)	Other Opinions.

	1) 2)	Consent of Independent Registered Public Accounting Firm, Filed herewith. Consent of PricewaterhouseCoopers LLP, Filed herewith.

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

	1)	Description of issuance, transfer and redemption procedures, is incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

	2)	Revised description of issuance, transfer and redemption procedures (May 2004), is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-100287).

	3)	Revised description of issuance, transfer and redemption procedures (May 2005), is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2005 (File No. 333-100287).

	4)	Revised description of issuance, transfer and redemption procedures (September 2008), is incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

	5)	Revised description of issuance, transfer and redemption procedures (April 2017), is incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

	6)	Revised description of issuance, transfer and redemption procedures (April 2018), incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of May 21, 2018 (File Nos. 333-149540 and 811-09507).

Item 31.	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Giles Harrison[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll7	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Walter Kiceleff[2]	Director, Chairman of the Board and Interim President
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennie McGinnis[2]	Chief Actuary and Interim Principal Financial Officer
Keith A. Terry[2]	Appointed Actuary and Interim Illustration Actuary
Coty Muehe[2]	Controller
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
David Swaim[2]	Chief Underwriting Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Rudy Trevino[1]	Interim Chief Compliance Officer
Michael Langford[1]	Assistant Treasurer
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Matthew Bowman[2]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.
3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952.

Item 32.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
3PZ Holdings, LLC	DE	ZSF/Dallas Tower LLC	63.77000
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Cyber Services Middle East Ltd	ARE	Boxx Insurance Inc.	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Boxx Insurance LLC	FL	Boxx Insurance Inc.	100.00000
Boxx Services PTE Limited	SGP	Boxx Insurance Inc.	100.00000
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000

Company	Domicile	Ownership	%
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Apt. 1, LLC	DE	Zurich American Insurance Company	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Industrial 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Dallas) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000

Company	Domicile	Ownership	%
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
LA Apt. 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
LA Industrial 4, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Minerva Science Limited	GBR	Project Policy Bidco Limited	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
My Policy Limited	GBR	Project Policy Bidco Limited	100.00000
Nashville Apt. 1, LLC	DE	Zurich American Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Project Policy Bidco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	20.00000

Company	Domicile	Ownership	%
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh Office 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Special Insurance Services, Inc.	IL	Zurich American Insurance Company	100.00000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travel Insurance Services Canada Inc.	CAN	World Travel Protection Canada Inc.	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000

Company	Domicile	Ownership	%
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich Holding Company of America, Inc.	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Assure Australia Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich General Takaful Malaysia Berhad	MYS	Zurich Holdings Malaysia Berhad	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
ZURICH IRELAND MASTER TRUSTEE DESIGNATED ACTIVITY COMPANY	IRL	Zurich Life Assurance plc	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Deutscher Herold Aktiengesellschaft	67.54000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000

Company	Domicile	Ownership	%
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000

Company	Domicile	Ownership	%
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2475 Mill Center Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
280 Riverside Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
3049 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
3195 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
4345 Hamilton Mill Road, LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
475 Riverside Parkway, LLC	DE	Mid-Century Insurance Company	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000

Company	Domicile	Ownership	%
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers General Insurance Agency, Inc.	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	See Note 12
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000

Company	Domicile	Ownership	%
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.
Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 7: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).
Note 8: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 9: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 10: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Note 11: This company is a subsidiary of Zurich Insurance Group Ltd., and is an affiliate of Farmers Group, Inc.
Note 12: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 33.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34.	Principal Underwriters

Farmers Financial Solutions, LLC

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b)	Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Address	Positions and Officers with FFS
Gail Jackson[1]	Director
Guy Meade Hanson[1]	Director
Ronald Lee Marrone[1]	Director
John Charles Mueting[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Doren Eugene Hohl[2]	Secretary

[1]	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
[2]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$9,723,936.68	$0.00

Other Compensation. FFS’ sales representatives and their managers may be eligible for various cash benefits, such as production incentive bonuses for the sale of non-variable insurance products we sell, insurance benefits and financing arrangements.

Item 35.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, and at McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center Blvd SE, Suite 700, Atlanta, GA 30339.

Item 36.	Management Services

All management contracts are discussed in Part A or Part B.

Item 37.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 28th day of April, 2023.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Walter Kiceleff
	Garrett B. Paddor		Walter Kiceleff
	General Counsel and Corporate Secretary		Interim President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Walter Kiceleff
	Garrett B. Paddor		Walter Kiceleff
	General Counsel and Corporate Secretary		Interim President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Walter Kiceleff	Director, Chairman of the Board and Interim President
Walter Kiceleff

/s/ Jennie McGinnis	Chief Actuary and Interim Principal Financial Officer
Jennie McGinnis

/s/ Coty Muehe	Controller
Coty Muehe

*	Director
David Travers

*	Director and Assistant Treasurer
Giles Harrison

*	Director
Scott Stoll

*	Director
Annette Thompson

*	Director
Warren Tucker

*/s/ Walter Kiceleff * by Walter Kiceleff	* On April 28, 2023 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment

EXHIBIT INDEX

Exhibit (j)(1)	Power of Attorney

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of Independent Registered Public Accounting Firm

Exhibit (n)(2)	Consent of PricewaterhouseCoopers LLP